UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21293

Nuveen Multi-Strategy Income and Growth Fund
(Exact name of registrant as specified in charter)

Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 917-7700

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. SS. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments

Closed-End Funds

Attractive Distributions from a Portfolio of Preferred and Convertible Securities,
Domestic and Foreign Equities, and Debt Instruments

Semi-Annual Report

June 30, 2009

Nuveen Multi-Strategy Income and Growth Fund

JPC

Nuveen Multi-Strategy Income and Growth Fund 2

JQC

LIFE IS COMPLEX.

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you'll receive an e-mail as soon as your Nuveen Investments Fund information is ready—no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com

If you receive your Nuveen Fund dividends and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess

If you receive your Nuveen Fund dividends and statements directly from Nuveen.

Chairman's
Letter to Shareholders

Dear Shareholder,

The problems in the U.S. financial system and the slowdown in global economic activity continue to create a very difficult environment for the U.S. economy. The administration, the Federal Reserve System and Congress have initiated a variety of programs directed at restoring liquidity to the financial markets, providing financial support for critical financial institutions and stimulating economic activity. There are encouraging signs that these initiatives are beginning to have a constructive impact. It is not possible to predict whether the actions taken to date will be sufficient to restore more normal conditions in the financial markets or enable the economy to stabilize and set a course toward recovery. However, the speed and scope of the government's actions are very encouraging and, more importantly, reflect a commitment to act decisively to meet the economic challenges we face.

The performance information in the attached report reflects the impact of many forces at work in the equity and fixed-income markets. The comments by the portfolio managers describe the strategies being used to pursue your Fund's long-term investment goals. Parts of the financial markets continue to experience serious dislocations and thorough research and strong investment disciplines have never been more important in identifying risks and opportunities. I hope you will read this information carefully.

Your Board is particularly sensitive to our shareholders' concerns in these uncertain times. We believe that frequent and thorough communication is essential in this regard and encourage you to visit the Nuveen website: www.nuveen.com, for recent developments in all Nuveen funds. We also encourage you to communicate with your financial consultant for answers to your questions and to seek advice on your long-term investment strategy in the current market environment.

Nuveen continues to work on resolving the issues related to the auction rate preferred shares situation, but the unsettled conditions in the credit markets have slowed progress. Nuveen is actively pursuing a number of solutions, all with the goal of providing liquidity for preferred shareholders while preserving the potential benefits of leverage for common shareholders. We appreciate the patience you have shown as we work through the many issues involved.

On behalf of myself and the other members of your Fund's Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Nuveen Fund Board
August 24, 2009

Nuveen Investments

Portfolio Managers' Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Nuveen Multi-Strategy Income and Growth Fund (JPC)
Nuveen Multi-Strategy Income and Growth Fund 2 (JQC)

These Funds are advised by Nuveen Asset Management (NAM), which determines and oversees the Funds' asset allocations. NAM uses a team of sub-advisers with specialties in different asset classes to manage the Funds' portfolios. These subadvisers include Spectrum Asset Management, Inc., (Spectrum), Symphony Asset Management, LLC, (Symphony), and Tradewinds Global Investors, LLC., (Tradewinds). Symphony and Tradewinds are affiliates of Nuveen Investments.

Spectrum, an affiliate of Principal CapitalSM, manages preferred securities positions within the income-oriented portion of each Fund's portfolio. Mark Lieb, Bernie Sussman and Phil Jacoby, who have more than 50 years of combined experience in the preferred securities and other debt markets, lead the team at Spectrum.

Symphony has primary responsibility for investments in convertible, high yield and senior loan securities, and for domestic and international equity investments. The team at Symphony managing the convertible, high yield and senior loan portions of each portfolio is led by Gunther Stein, the firm's Chief Investment Officer, who has more than 20 years of investment management experience. The Symphony team responsible for managing domestic equity investments is led by David Wang, while the Symphony group overseeing the Funds' international equity exposure is led by Eric Olson. Both David and Eric have more than 15 years of investment industry experience.

Tradewinds invests its portion of each Fund's assets in global equities. The Tradewind's team is led by Dave Iben, who has more than 25 years of investment management experience.

Here representatives from Spectrum, Symphony and Tradewinds talk about their management strategies and the performance of both Funds for the six-month period ended June 30, 2009.

What key strategies were used to manage the Funds during this reporting period?

Over the first six months of 2009, the preferred securities markets continued to be affected by the sub-prime mortgage crisis and general illiquidity in the credit markets. As will be discussed later in this report, the Funds sought to sell some securities during this period to raise cash for the redemption of FundPreferred shares issued by the Funds. In a very unfavorable market that encompassed most of the first quarter of the year, our strategy was to sell preferred issues that we felt would remain under continued credit pressure or that we thought were overvalued relative to other issues. In general, we tried

Nuveen Investments

to sell the higher priced securities because we believed they would have less upside potential in a market recovery.

The institutional preferred securities market (i.e., the $1000 par capital securities market) was extremely illiquid until April 2009. Consequently, rather than try to force sales in a market that was trading very thinly and often at what we thought were grossly undervalued levels, we chose instead to sell $25 par retail-oriented preferred securities. These issues were fairly liquid through the period and proved to be a better source of funds for FundPreferred share redemptions than $1000 par capital securities. We also focused on the structural elements of the preferred securities we considered for possible sale, seeking where possible to remove severely stressed issues from the portfolios. We believed this would reduce income risk for the Funds and improve the likelihood that the holdings remaining in each Fund's portfolio would continue paying their dividends even if stressful conditions remained.

In addition, there were occasional opportunities to buy and trade for undervalued securities. For example, we switched from some $25 par holdings into capital securities from the same issuer when that market began to show more liquidity in the spring. The objective was to trade for deeper discounts, which we believed would reduce the recovery risk while increasing current yield.

Overall, we continued to favor trust preferreds because of their senior position in the issuing company's capital structure, and we believe we have the Funds positioned to potentially benefit from any value realized in their trust preferred security holdings.

For the Funds' convertible bond, high yield and senior loan investments managed by Symphony, we continued to find value in the senior parts of many firms' capital structures, as well as within the convertible securities market. In a number of cases, we believed that both senior loans and convertibles remained significantly undervalued on an implied basis, even after the recent rally. The first half of this year was characterized by a broad-based technical move in many areas of the market. Over the first two quarters alone, over $30 billion of new-issue high yield bonds have been used to pay down shorter-dated term loans. This is a positive in most cases for the secured lender, as many of these issuers suffer more from bad balance sheets than bad business models.

From a technical perspective, we preferred to own senior loans and convertibles rather than other forms of debt. Senior loans generally carry floating rates, and they historically have outperformed fixed-rate bonds in a rising interest rate environment. We also felt that there was potential to see continued crossover demand in the convertible bond market from equity accounts buying convertible bonds because of better perceived values.

In the core domestic and international equity portions of both Funds' portfolios that are managed by Symphony, we used both quantitative and qualitative methods to evaluate securities. The quantitative screening process served as the starting point for the decision-making process, with the qualitative process then providing a systematic way of researching companies form a broad perspective, as fundamental analysts actively sought catalysts that would drive upside price movements. Symphony's investment

Nuveen Investments

Past performance does not guarantee future results. Current performance may be higher or lower than the data shown.

Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. For additional information, see the individual Performance Overview for your Fund in this report.

*  Six-month returns are cumulative; one-year and five-year returns are annualized.

1  Comparative benchmark performance is a blended return consisting of:

1) 27.5% of the Merrill Lynch Preferred Stock Hybrid Securities Index, an unmanaged index of investment-grade, exchange traded preferred issues with outstanding market values of at least $30 million and at least one year to maturity.

2) 22.5% of the Barclays Capital Tier 1 Capital Securities Index, an unmanaged index that includes securities that can generally be viewed as hybrid fixed-income securities that either receive regulatory capital treatment or a degree of "equity credit" from a rating agency.

3) 10.0% of the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.

4) 10.0% of the MSCI EAFE Index. The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

5) 10.0% of the MSCI AC World Index. The MSCI ACWI (All Country World Index) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

6) 6.7% of the Merrill Lynch All U.S. Convertibles Index consisting of approximately 575 securities with par value greater than $50 million that were issued by U.S. companies or non-U.S. based issuers that have a significant business presence in the U.S.

7) 6.7% of the CSFB High Yield Index, which includes approximately $375 billion of $U.S.-denominated high yield debt with a minimum of $75 million in par value and at least one rating below investment-grade.

8) 6.6% of the CSFB Leverage Loan Index Index, which includes approximately $765 billion of $U.S.-denominated Leveraged Loans at least one rating below investment-grade.

2  The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that includes all investment-grade, publicly issued, fixed-rate, dollar denominated, nonconvertible debt issues and commercial mortgage backed securities with maturities of at least one year and outstanding par values of $150 million or more. Index returns do not include the effects of any sales charges or management fees. It is not possible to invest directly in an index.

process is a "bottom-up" approach to stock picking that has consistently proven successful through full economic cycles.

Portfolio construction seeks to maximize return per unit of risk, while obeying limits on position size, industry weights, beta, and other portfolio constraints. Quantitative tools provide the risk diagnostic measurements which guide these limits and keep forecast risk within acceptable tolerances. The overall result is an investment process which is disciplined, repeatable, and blends the most effective elements of both quantitative and qualitative investing.

For the global equity portion of the Funds' portfolios managed by Tradewinds, we continued to invest primarily in a diversified global portfolio of value equity securities and convertible securities, and opportunistically used leverage by writing call options and shorting small equity positions. Our basic investment philosophy continued to be to search for good or improving business franchises around the globe whose securities were selling below what we considered to be their intrinsic value.

In the first half of 2009, we were pleased that the best value opportunities we found were in the securities of those businesses that were most leveraged to the growth of global economies. We continued to like materials, food, agriculture and energy stocks which benefit from increased global demand. During the period we continued to write covered calls on selected long equity positions to enhance yield and expected total return.

How did the Funds perform over the reporting period?

The performance of JPC and JQC, as well as a comparative benchmark and general fixed-income index, are presented in the accompanying table.

Average Annual Total Return on Common Share Net Asset Value*

For periods ended 6/30/09

	6-Month	1-Year	5-Year
JPC	28.50%	-30.50%	-5.66%
JQC	23.14%	-30.34%	-5.09%
Comparative Benchmark[1]	11.16%	-15.88%	0.05%
Barclays Capital U.S. Aggregate Bond Index[2]	1.91%	6.06%	5.02%

For the six-month period ended June 30, 2009, the total return on common share net asset value for both Funds significantly outperformed the comparative benchmark and general market index. However, the Funds underperformed both during the one-year and five-year periods. The generally favorable market conditions during the second quarter of 2009, augmented by the Funds' leveraged capital structures, provided the primary catalyst for the Funds' strong performance in the first half of 2009. By contrast, leverage had a generally detrimental effect on the Funds' returns during the negative market environment in the second half of 2008. (Please see p. 6 for more information on the Funds' capital structures and financial leverage).

Over the first six months of 2009, we were able to take advantage of several specific opportunities within the preferred securities market, the asset class in which both Funds

Nuveen Investments

invest a substantial portion of their assets. In one case, we solicited a bid from a company for some of its own preferred securities that the Funds held soon after that company closed a transaction exchanging some junior debt for senior debt. The company offered a bid for the Funds' holdings about 20 basis points above where the company's bonds were trading at the time.

As mentioned earlier, we switched in some cases between various $25 par series and from $25 par to capital securities of the same issuer in order to pick up income and reduce recovery risk. We also were able to purchase securities issued by non-financial and higher quality financial companies in both the secondary and IPO markets that proved to be undervalued due to temporary liquidity risk rather than credit concerns.

Continued ratings pressure from Standard & Poor's (S&P) and Moody's constrained this relative value switching. Despite the favorable balance sheet progress that many global banks made in the second quarter of 2009, there is still a ratings hangover in the preferred market. Moody's has announced it is contemplating substantial changes in its ratings approach for bank hybrids and preferred stock, which could result in material downgrades for some issues to below investment grade. Historically, Moody's has used banks' senior debt ratings as the "base" rating to assign ratings to hybrid securities. Senior debt ratings also have incorporated systemic support, such as government assistance. Under Moody's proposed ratings approach, the "base" rating will be the Bank Financial Strength Rating, adjusted for parental and cooperative support, but excluding systemic support like government backstops. Such systemic support is what has been keeping senior debt and deposit ratings up during the stressful market conditions we've experienced. These new "base" ratings would often be lower (sometimes much lower) than the old "base" ratings. For example, Moody's expects that 75% of hybrid ratings will come down by at least two notches, with as much as 35% going down four or more notches. (S&P) already had given the market an advance read on similar ratings changes proposals earlier in 2009.

The Funds' returns during the period were negatively impacted by the sale of some holdings to redeem its FundPreferred shares, especially in a very weak and challenging market during the first quarter of the year.

Within the fixed-income sleeves of both portfolios that were managed by Symphony, the Funds benefited from their exposure to senior loans, high yield bonds and convertible bonds. All of these markets performed well over the second quarter in particular. Some of the larger holdings which benefited performance were positions in Charter Communications and Burlington Coat Factory term loans, as well as Univision Communications and HCA. Burlington Coat Factory's bank debt jumped nearly 10 points from 51/53 to 60 on the company's Q3 earnings which were announced in mid-April. Meanwhile, both Univision and HCA benefited from debt offerings by the companies in which proceeds were used to pay down bank debt and bolster each firm's capital base.

The core domestic equities portion of the Funds managed by Symphony rose 5% during the first half of the year. The strongest individual contributors to performance were computer maker Apple Inc., copper miner Freeport-McMoRan, and semiconductor manufacturer Broadcom Corp. The Funds' exposures to financial companies, while light

Nuveen Investments

relatively overall, detracted from returns. In particular, Wells Fargo, Aflac, and Hudson City Bancorp were the bottom three domestic equity performers. The Aflac positions were eliminated before the end of the period.

The Funds' global exposure managed by Tradewinds also contributed positively to the Funds' performance. The Funds' long holdings in the materials, health care and industrials sectors were the largest contributors to relative outperformance, with holdings in the materials sector continuing to be significantly overweight when compared with global equity indexes. The Funds' convertible preferred equity position in Lucent Technologies Cap Trust were the top contributors to performance in this sleeve of the portfolios. Another positive equity contributor to performance was protein provider Tyson Foods Incorporated. Convertible bonds, which as an asset class were punished in 2008 primarily due to overselling by hedge funds forced to raise capital, rebounded strongly in 2009. The Funds' convertible positions in Coeur d'Alene Mines and Punch Taverns also were among the strongest contributors to performance in this portion of the portfolios.

The majority of the Funds' short equity positions contributed positively to performance, paced by a decline in C.R. Bard Incorporated's share price. The company develops, manufactures and markets medical technologies.

While most of the Funds' positions in the financial sector contributed positively to performance, especially those in emerging markets, the portfolios were underweight versus the general market in this sector. This hurt relative performance as the sector did well during the period. The Funds' worst performer for the period in this portion of their portfolios was their convertible bond position in MagIndustries. Other relative underperformers included equity positions in Japanese telecommunications provider Nippon Telegraph & Telephone, gold producer Barrick Gold, and hog producer/pork processor Smithfield Foods Incorporated.

RECENT DEVELOPMENTS REGARDING THE FUND'S LEVERAGED CAPITAL STRUCTURE

Shortly after their inceptions in 2003, the Funds issued FundPreferred shares to create financial leverage. The Funds use leverage because its managers believe that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional risk—especially when market conditions are unfavorable. For example, if the prices of securities held by the Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return would be magnified by the use of leverage.

As noted in the last several shareholder reports, the auction rate preferred shares issued by many closed-end funds, including these Nuveen Funds, have been hampered by a lack of liquidity since February 2008. Since that time, more auction rate preferred shares have been submitted for sale in their regularly scheduled auctions than there have been offers to buy. This means that these auctions have "failed to clear," and that many, or all, of the auction rate preferred shareholders who wanted to sell their shares in these auctions were unable to do so. This decline in liquidity in auction rate preferred shares

Nuveen Investments

did not lower the credit quality of these shares, and auction rate preferred shareholders unable to sell their shares received distributions at the "maximum rate" applicable to failed auctions, as calculated in accordance with the pre-established terms of the auction rate preferred shares.

One continuing implication for common shareholders of JPC and JQC from the auction failures is that the Funds' cost of leverage likely has been incrementally higher at times than it otherwise might have been had the auctions continued to be successful. As a result, the Funds' common share earnings likely have been incrementally lower at times than they otherwise might have been.

Beginning in the summer of 2008, the Funds announced their intention to redeem most or all of their FundPreferred shares and retain their leveraged structure primarily through the use of borrowings. The Funds' began a series of periodic, partial redemptions of their FundPreferred shares in September 2008, and on June 10, 2009, they announced their intention to redeem all of their remaining outstanding FundPreferred shares. These final redemptions are contingent on favorable market conditions and temporary relief from the Securities and Exchange Commission from certain technical regulatory provisions. The Funds cannot provide any assurance about if or when this regulatory relief might be granted and if or when these last outstanding FundPreferred shares might be redeemed.

Leveraging using borrowings offers common shareholders most of the same potential benefits and risks as leveraging with FundPreferred shares.

As of June 30, 2009, the amount of FundPreferred shares redeemed, at par, by the Funds are as shown in the accompanying table.

Fund	FundPreferred Shares Redeemed	% of Original FundPreferred Shares
JPC	$589,350,000	83.2%
JQC	$799,200,000	82.8%

For up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at: http://www.nuveen.com/ResourceCenter/AuctionRatePreferred.aspx.

Nuveen Investments

Common Share Dividend
and Share Price Information

The following information regarding your Fund's distributions is current as of June 30, 2009, and likely will vary over time based on the Fund's investment activities and portfolio investment value changes.

Each Fund reduced its quarterly distribution to common shareholders twice over the six-month reporting period. Some of the important factors affecting the amount and composition of these distributions are summarized below.

Each Fund employs financial leverage through the use of FundPreferred shares, as well as through bank borrowings. Financial leverage provides the potential for higher earnings (net investment income), total returns and distributions over time, but—as noted earlier—also increases the variability of common shareholders' net asset value per share in response to changing market conditions. Over the reporting period, the impact of financial leverage on the Fund's net asset value per share contributed positively to the income return and detracted from the price return. The overall impact of financial leverage detracted from the Fund's total return.

Each Fund has a managed distribution program. The goal of this program is to provide common shareholders with relatively consistent and predictable cash flow by systematically converting the Fund's expected long-term return potential into regular distributions. As a result, regular common share distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about the managed distribution program are:

•  Each Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about a Fund's past or future investment performance from its current distribution rate.

•  Actual common share returns will differ from projected long-term returns (and therefore a Fund's distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•  Each distribution is expected to be paid from some or all of the following sources:

•  net investment income (regular interest and dividends),

•  realized capital gains, and

•  unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•  A non-taxable distribution is a payment of a portion of a Fund's capital. When a Fund's returns exceed distributions, it may represent portfolio gains generated, but not

Nuveen Investments

realized as a taxable capital gain. In periods when a Fund's return falls short of distributions, the shortfall will represent a portion of your original principal, unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when a Fund's total return exceeds distributions.

•  Because distribution source estimates are updated during the year based on a Fund's performance and forecast for its current fiscal year (which is the calendar year for each Fund), estimates on the nature of your distributions provided at the time distributions are paid may differ from both the tax information reported to you in your Fund's IRS Form 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides estimated information regarding each Fund's common share distributions and total return performance for the six months ended June 30, 2009. The distribution information is presented on a tax basis rather than on generally accepted accounting principles (GAAP) basis. This information is intended to help you better understand whether the Fund's returns for the specified time period were sufficient to meet each Fund's distributions.

As of 6/30/09 (Common Shares)	JPC	JQC
Inception date	3/26/03	6/25/03
Six months ended June 30, 2009:
Per share distribution:
From net investment income	$0.27	$0.29
From realized capital gains	0.00	0.00
Tax return of capital	0.03	0.02
Total per share distribution	$0.30	$0.31
Distribution rate on NAV	4.38%	4.38%
Annualized total returns:
Six-Month (Cumulative) on NAV	28.50%	23.14%
1-Year on NAV	-30.50%	-30.34%
5-Year on NAV	-5.66%	-5.09%
Since inception on NAV	-2.70%	-3.12%

Common Share Repurchases and Share Price Information

On November 21, 2007, the Funds' Board of Trustees approved an open market share repurchase program, under which each Fund may repurchase an aggregate up to 10% of its outstanding common shares.

As of June 30, 2009, the Fund(s) repurchased common shares as shown in the accompanying table.

Fund	Common Shares Repurchased	% of Outstanding Common Shares
JPC	379,000	0.4%
JQC	897,700	0.6%

Nuveen Investments

During the six-month reporting period, the Funds' common shares were repurchased at a weighted average price and a weighted average discount per common share as shown in the accompanying table.

Fund	Weighted Average Price Per Share Repurchased	Weighted Average Discount Per Share Repurchased
JPC	$5.34	20.65%
JQC	$5.50	21.21%

As of June 30, 2009, the Funds' common shares were trading at discounts to their common share NAVs as shown in the accompanying table.

Fund	6/30/09 Discount	Six-Month Average Discount
JPC	-18.25%	-21.32%
JQC	-18.81%	-21.50%

Nuveen Investments

JPC

Performance

OVERVIEW

Nuveen Multi-Strategy Income and Growth Fund

  as of June 30, 2009

Portfolio Allocation (as a % of total investments)2

2008-2009 Distributions Per Common Share

Common Share Price Performance — Weekly Closing Price

1 Current Distribution Rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

2 Excluding common stocks sold short and call options written.

3 Excluding short-term investments, common stocks sold short and call options written.

Fund Snapshot

Common Share Price	$5.60
Common Share Net Asset Value	$6.85
Premium/(Discount) to NAV	-18.25%
Current Distribution Rate[1]	10.36%
Net Assets Applicable to Common Shares ($000)	$680,105

Average Annual Total Return

(Inception 3/26/03)

	On Share Price	On NAV
6-Month (cumulative)	29.99%	28.50%
1-Year	-32.79%	-30.50%
5-Year	-6.43%	-5.66%
Since Inception	-5.48%	-2.70%

Industries

(as a % of total investments)2

Commercial Banks	15.2%
Insurance	11.5%
Real Estate	9.3%
Media	5.8%
Oil, Gas & Consumable Fuels	4.9%
Diversified Financial Services	4.1%
Metals & Mining	3.6%
Capital Markets	3.4%
Health Care Providers & Services	3.0%
Diversified Telecommunication Services	2.5%
Hotels, Restaurants & Leisure	2.3%
Electric Utilities	1.9%
Food Products	1.9%
Pharmaceuticals	1.9%
Specialty Retail	1.9%
Energy Equipment & Services	1.6%
Multi-Utilities	1.5%
Chemicals	1.4%
Health Care Equipment & Supplies	1.3%
Short-Term Investments	2.0%
Other	19.0%

Top Five Issuers

(as a % of total investments)3

Union Planters Corporation	2.5%
ING Groep N.V.	2.1%
Delphi Financial Group, Inc.	1.9%
Deutche Bank AG	1.8%
Wachovia Corporation	1.8%

Nuveen Investments

Fund Snapshot

Common Share Price	$5.74
Common Share Net Asset Value	$7.07
Premium/(Discount) to NAV	-18.81%
Current Distribution Rate[1]	10.45%
Net Assets Applicable to Common Shares ($000)	$986,530

Average Annual Total Return

(Inception 6/25/03)

	On Share Price	On NAV
6-Month (cumulative)	25.86%	23.14%
1-Year	-32.90%	-30.34%
5-Year	-5.87%	-5.09%
Since Inception	-6.09%	-3.12%

Industries

(as a % of total investments)2

Commercial Banks	14.2%
Insurance	13.2%
Real Estate	8.3%
Media	6.2%
Oil, Gas & Consumable Fuels	5.1%
Capital Markets	3.6%
Metals & Mining	3.6%
Diversified Financial Services	3.5%
Diversified Telecommunication Services	3.1%
Health Care Providers & Services	2.6%
Hotels, Restaurants & Leisure	2.5%
Electric Utilities	2.1%
Pharmaceuticals	1.9%
Food Products	1.8%
Specialty Retail	1.8%
Energy Equipment & Services	1.5%
Investment Companies	1.4%
Health Care Equipment & Supplies	1.3%
Short-Term Investments	2.7%
Other	19.6%

Top Five Issuers

(as a % of total investments)3

ING Groep N.V.	2.0%
Comcast Corporation	1.8%
Wachovia Corporation	1.7%
Deutche Bank AG	1.7%
AgFirst Farm Credit Bank	1.6%

JQC

Performance

OVERVIEW

Nuveen Multi-Strategy Income and Growth Fund 2

  as of June 30, 2009

Portfolio Allocation (as a % of total investments)2

2008-2009 Distributions Per Common Share

Common Share Price Performance — Weekly Closing Price

1 Current Distribution Rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

2 Excluding common stocks sold short and call and put options written.

3 Excluding short-term investments, common stocks sold short, call and put options written.

Nuveen Investments

JPC

JQC

Shareholder MEETING REPORT

The annual meeting of shareholders was held in the offices of Nuveen Investments on May 6, 2009; at this meeting the shareholders were asked to vote on the election of Board Members.

	JPC		JQC
	Common and FundPreferred shares voting together as a class	FundPreferred shares voting together as a class	Common and FundPreferred shares voting together as a class	FundPreferred shares voting together as a class
Approval of the Board Members was reached as follows:
Robert P. Bremner
For	82,045,517	—	113,293,831	—
Withhold	3,276,147	—	6,288,955	—
Total	85,321,664	—	119,582,786	—
Jack B. Evans
For	82,111,818	—	113,416,565	—
Withhold	3,209,846	—	6,166,221	—
Total	85,321,664	—	119,582,786	—
William C. Hunter
For	—	2,918	—	4,524
Withhold	—	239	—	304
Total	—	3,157	—	4,828
William J. Schneider
For	—	2,904	—	4,524
Withhold	—	253	—	304
Total	—	3,157	—	4,828

Nuveen Investments

JPC

Nuveen Multi-Strategy Income and Growth Fund

Portfolio of INVESTMENTS

  June 30, 2009 (Unaudited)

Shares	Description (1)	Value
	Common Stocks – 31.4% (23.6% of Total Investments)
	Aerospace & Defense – 0.5%
3,010	Alliant Techsystems Inc., (2)	$247,904
56,170	BAE Systems PLC, (2)	313,879
87,660	Bombardier Inc., Class B Shares	260,007
1,380	Esterline Technologies Corporation, (2)	37,357
7,276	Lockheed Martin Corporation	586,809
10,020	Orbital Sciences Corporation, (2)	152,003
16,750	Raytheon Company	744,203
23,400	Thales S.A., (2)	1,050,517
	Total Aerospace & Defense	3,392,679
	Air Freight & Logistics – 0.1%
12,280	United Parcel Service, Inc., Class B	613,877
	Auto Components – 0.2%
28,970	Aisin Seiki Company Limited	625,850
19,070	Autoliv Inc., (2)	548,644
2,485	Magna International Inc., Class A	104,966
	Total Auto Components	1,279,460
	Automobiles – 0.3%
11,870	Daimler-Chrysler AG	430,525
28,242	Honda Motor Company Limited, (2)	776,961
6,420	Thor Industries, Inc.	117,935
6,370	Toyota Motor Corporation	481,126
	Total Automobiles	1,806,547
	Beverages – 0.7%
1,200	Boston Beer Company, (2)	35,508
71,581	Coca-Cola Amatil Limited	496,082
5,120	Coca-Cola Company	245,709
12,190	Diageo PLC, Sponsored ADR	697,878
20,980	Dr. Pepper Snapple Group, (2)	444,566
19,230	Fomento Economico Mexicano S.A.	619,975
152,130	Foster's Group Limited	630,336
21,920	Heineken N.V.	816,921
13,790	Molson Coors Brewing Company, Class B	583,731
4,050	Pepsi Bottling Group, Inc.	137,052
	Total Beverages	4,707,758
	Biotechnology – 0.3%
9,800	Alnylam Pharmaceuticals, Inc., (2)	218,246
9,535	Amgen Inc., (2)	504,783
3,570	Cephalon, Inc., (2)	202,241
11,500	CSL Limited	297,345
10,554	Genzyme Corporation, (2)	587,541
5,710	ISIS Pharmaceuticals, Inc., (2)	94,215
	Total Biotechnology	1,904,371

Nuveen Investments

Shares	Description (1)	Value
	Building Products – 0.2%
6,265	Apogee Enterprises, Inc.	$77,060
36,123	Masonite Worldwide Holdings, (2)	1,029,506
	Total Building Products	1,106,566
	Capital Markets – 1.1%
7,770	Ameriprise Financial, Inc.	188,578
15,056	Bank of New York Company, Inc.	441,291
9,020	Calamos Asset Management, Inc. Class A	127,272
13,880	Credit Suisse Group	635,926
139,080	Daiwa Securities Group Inc.	826,440
7,430	Eaton Vance Corporation	198,753
525,211	Endeavor Financial Corporation, Corporate Shares S, (2)	632,159
1,670	Goldman Sachs Group, Inc.	246,225
19,130	Invesco LTD	340,897
26,660	Legg Mason, Inc.	649,971
24,120	Morgan Stanley	687,661
3,440	Stifel Financial Corporation, (2)	165,430
9,890	T. Rowe Price Group Inc.	412,116
13,270	TD Ameritrade Holding Corporation, (2)	232,756
115,313	UBS AG, (2), (3)	1,407,972
	Total Capital Markets	7,193,447
	Chemicals – 0.7%
5,080	Ashland Inc.	142,494
16,770	Celanese Corporation, Series A	398,288
5,290	Lubrizol Corporation	250,270
544	Mosaic Company	24,099
59,019	Nissan Chemical Industries Limited	663,442
11,890	Potash Corporation of Saskatchewan	1,109,011
10,520	Scotts Miracle Gro Company	368,726
1,650	Syngenta AG	383,898
10,920	Wacker Chemie AG, (2)	1,261,039
3,600	Westlake Chemical Corporation	73,404
	Total Chemicals	4,674,671
	Commercial Banks – 1.7%
20,970	Banco Bradesco S.A., ADR	309,727
18,860	Banco Itau Holdings Financeira, S.A.	298,554
26,910	Banco Santander Central Hispano S.A.	325,291
295,000	Bangkok Bank Public Company Limited	965,405
8,930	Bank of Nova Scotia	333,354
18,230	BB&T Corporation	400,695
4,780	Commerce Bancshares Inc.	152,147
7,860	Community Bank System Inc.	114,442
22,610	Credit Agricole S.A., (2)	283,488
142,940	DnB NOR ASA, (2)	1,092,200
3,040	Hancock Holding Company	98,770
59,131	Hang Seng Bank, (2)	823,810
3,510	HDFC Bank Ltd	361,986
13,966	ICICI Bank Limited, ADR	411,997
4,750,000	Krung Thai Bank Public Company Limited	1,247,799
188,478	Mitsubishi UFJ Financial Group, Inc.	1,163,812
249,567	Nishi-Nippon City Bank Limited	630,491
76,290	Nordic Baltic Holdings FDR	606,305
7,380	Royal Bank of Canada	301,824
60,250	Standard Chartered PLC, (2)	1,132,882
9,104	Sumitomo Trust & Banking Company	48,433
4,350	UMB Financial Corporation	165,344

Nuveen Investments

JPC

Nuveen Multi-Strategy Income and Growth Fund (continued)

Portfolio of INVESTMENTS June 30, 2009 (Unaudited)

Shares	Description (1)	Value
	Commercial Banks (continued)
15,820	Wells Fargo & Company	$383,793
	Total Commercial Banks	11,652,549
	Commercial Services & Supplies – 0.4%
18,730	Corrections Corporation of America, (2)	318,223
10,960	EnergySolutions Inc.	100,832
5,310	GeoEye, Inc., (2)	125,104
9,846	Republic Services, Inc.	240,341
5,842	Stericycle Inc., (2)	301,038
139,300	Toppan Printing Company Limited	1,403,452
	Total Commercial Services & Supplies	2,488,990
	Communications Equipment – 0.3%
10,070	ADC Telecommunications Inc., (2)	80,157
12,140	CommScope Inc., (2)	318,796
3,630	Comtech Telecom Corporation, (2)	115,724
5,670	Interdigital Inc., (2)	138,575
27,286	QUALCOMM, Inc.	1,233,327
7,862	Starent Networks Corporation, (2)	191,911
	Total Communications Equipment	2,078,490
	Computers & Peripherals – 0.6%
12,081	Apple, Inc., (2)	1,720,697
10,786	Hewlett-Packard Company	416,879
9,230	International Business Machines Corporation (IBM)	963,797
9,640	Network Appliance Inc., (2)	190,101
4,450	Synaptics, Inc., (2)	171,993
10,818	Teradata Corporation, (2)	253,466
12,340	Western Digital Corporation, (2)	327,010
	Total Computers & Peripherals	4,043,943
	Construction & Engineering – 0.3%
7,690	Dycom Industries Inc., (2)	85,128
14,830	Fluor Corporation	760,631
5,750	Hochteif AG	290,362
36,510	JGC Corporation	587,661
8,750	Quanta Services Incorporated, (2)	202,388
10,405	Shaw Group Inc., (2)	285,201
	Total Construction & Engineering	2,211,371
	Containers & Packaging – 0.1%
12,060	Packaging Corp. of America	195,372
19,200	Pactiv Corporation, (2)	416,640
2,060	Rock-Tenn Company	78,610
	Total Containers & Packaging	690,622
	Distributors – 0.0%
143	Jardine Cycle & Carriage Limited	1,887
	Diversified Consumer Services – 0.1%
2,470	American Public Education Inc., (2)	97,837
9,601	Apollo Group, Inc., (2)	682,823
1,720	ITT Educational Services, Inc., (2)	173,135
	Total Diversified Consumer Services	953,795

Nuveen Investments

Shares	Description (1)	Value
	Diversified Financial Services – 0.5%
10,490	Deutsche Boerse AG	$816,378
1,417	Guoco Group Ltd	24,656
60,690	ING Groep N.V., Ordinary Shares	614,850
13,880	ING Groep N.V.	140,743
35,470	JPMorgan Chase & Co.	1,209,882
14,480	New York Stock Exchange Euronext	394,580
4,399	PHH Corporation, (2)	79,974
	Total Diversified Financial Services	3,281,063
	Diversified Telecommunication Services – 1.5%
5,930	Cbeyond Inc., (2)	85,096
93,000	Deutsche Telekom AG	1,097,400
15,260	Embarq Corporation	641,836
13,880	France Telecom S.A.	316,603
37,500	KT Corporation, Sponsored ADR	538,500
152,696	Nippon Telegraph and Telephone Corporation, ADR, (3)	3,107,364
32,341	Nippon Telegraph and Telephone Corporation, ADR	1,317,100
2,295,000	Telecom Italia S.p.A.	2,260,818
10,010	Telefonica SA	679,579
4,788	Telus Corporation	123,530
	Total Diversified Telecommunication Services	10,167,826
	Electric Utilities – 1.5%
187,857	Centrais Electricas Brasileiras S.A., ADR, (2)	2,453,412
10,170	E ON A.G., (2)	361,012
27,450	E.ON A.G.	972,304
14,370	Edison International	452,080
14,800	Electricite de France S.A	722,652
22,296	Exelon Corporation	1,141,778
9,340	FPL Group, Inc.	531,072
10,990	Great Plains Energy Incorporated	170,895
274,981	Korea Electric Power Corporation, Sponsored ADR, (2)	3,162,282
9,090	Progress Energy, Inc.	343,875
2,830	Southern Company	88,183
	Total Electric Utilities	10,399,545
	Electrical Equipment – 0.2%
36,840	ABB Limited	581,335
48,520	ABB Limited	766,163
13,820	GrafTech International Ltd., (2)	156,304
	Total Electrical Equipment	1,503,802
	Electronic Equipment & Instruments – 0.3%
5,685	Ingram Micro, Inc., (2)	99,488
4,377	Multi Fineline Electronix, Inc., (2)	93,668
58,223	Nippon Electric Glass Company Limited	650,902
37,627	Tech Data Corporation, (2), (3)	1,230,779
	Total Electronic Equipment & Instruments	2,074,837
	Energy Equipment & Services – 1.0%
98,040	AMEC PLC, (2)	1,056,447
236,976	BJ Services Company, (3)	3,229,983
16,280	Cooper Cameron Corporation, (2)	460,724
14,200	FMC Technologies Inc., (2)	533,636
12,590	Halliburton Company	260,613
9,130	Matrix Service Company, (2)	104,812
16,150	Pride International Inc., (2)	404,719

Nuveen Investments

JPC

Nuveen Multi-Strategy Income and Growth Fund (continued)

Portfolio of INVESTMENTS June 30, 2009 (Unaudited)

Shares	Description (1)	Value
	Energy Equipment & Services (continued)
706	Superior Well Services, Inc., (2)	$4,201
10,600	Technip S.A., (2)	522,686
	Total Energy Equipment & Services	6,577,821
	Food & Staples Retailing – 0.6%
12,590	Casino Guichard-Perrachon S.A, (2)	852,661
1,081	Costco Wholesale Corporation	49,402
139,030	Jeronimo Martins SGPS	948,313
59,960	Koninklijke Ahold N.V.	691,244
3,370	Kroger Co.	74,309
28,090	Wal-Mart Stores, Inc.	1,360,680
5,316	Whole Foods Market, Inc.	100,898
	Total Food & Staples Retailing	4,077,507
	Food Products – 1.7%
8,830	Campbell Soup Company	259,779
8,640	ConAgra Foods, Inc.	164,678
5,300	Dean Foods Company, (2)	101,707
2,489	General Mills, Inc.	139,434
10,620	Hershey Foods Corporation	382,320
8,980	Nestle S.A., (2)	339,071
239,129	Smithfield Foods Inc., (2), (3)	3,340,632
362,724	Tyson Foods, Inc., Class A, (3)	4,573,950
49,810	Unilever PLC	1,170,535
15,590	Unilever PLC	366,398
229,756	Wilmar International Limited	792,463
	Total Food Products	11,630,967
	Health Care Equipment & Supplies – 0.3%
15,188	Baxter International, Inc.	804,356
7,780	Becton, Dickinson and Company	554,792
7,290	Covidien PLC	272,938
3,700	Gen-Probe, Inc., (2)	159,026
5,230	Masimo Corporation, (2)	126,095
6,000	Volcano Corporation, (2)	83,880
1,162	Zimmer Holdings, Inc., (2)	49,501
	Total Health Care Equipment & Supplies	2,050,588
	Health Care Providers & Services – 0.5%
2,770	Emergency Medical Services Corporation, (2)	101,991
19,684	Express Scripts, Inc., (2)	1,353,275
15,830	Fresenius Medical Care, ADR	711,339
36,420	Health Net Inc., (2), (3)	566,331
1,591	Humana Inc., (2)	51,326
2,814	Laboratory Corporation of America Holdings, (2)	190,761
6,900	Pharmerica Corporation, (2)	135,447
7,336	Quest Diagnostics Incorporated	413,970
2,650	RehabCare Group Inc., (2)	63,415
	Total Health Care Providers & Services	3,587,855
	Hotels, Restaurants & Leisure – 0.2%
26,120	Boyd Gaming Corporation, (2)	222,020
15,705	McDonald's Corporation	902,880
4,070	Penn National Gaming, Inc., (2)	118,478
14,550	Royal Caribbean Cruises Limited	197,007
4,360	Starwood Hotels & Resorts Worldwide, Inc.	96,792
	Total Hotels, Restaurants & Leisure	1,537,177

Nuveen Investments

Shares	Description (1)	Value
	Household Durables – 0.0%
3,720	MDC Holdings Inc.	$112,009
3,090	Meritage Corporation, (2)	58,277
10,260	Tempur Pedic International Inc.	134,098
	Total Household Durables	304,384
	Household Products – 0.2%
2,920	Church & Dwight Company Inc.	158,585
6,780	Colgate-Palmolive Company	479,617
231	KAO Corporation, Sponsored ADR	50,397
7,870	Reckitt and Benckiser	359,407
	Total Household Products	1,048,006
	Insurance – 0.8%
5,590	Ace Limited	247,246
8,400	Amtrust Financial Services, Inc.	95,760
5,400	Arch Capital Group Limited, (2)	316,332
4,480	Aspen Insurance Holdings Limited	100,083
11,523	Assurant Inc.	277,589
2,403	CNA Financial Corporation	37,174
5,720	Delphi Financial Group, Inc.	111,140
800	Fairfax Financial Holdings Limited	199,592
1,990	Fairfax Financial Holdings Limited	499,574
7,256	First American Corporation	188,003
26,800	Loews Corporation	734,320
214,450	Mapfre S.A.	700,636
1,290	Navigators Group, Inc., (2)	57,315
18,450	Principal Financial Group, Inc.	347,598
23,490	Progressive Corporation, (2)	354,934
14,220	SCOR SE	292,169
1,250	Stewart Information Services Corporation	17,813
9,360	Travelers Companies, Inc.	384,134
13,600	WR Berkley Corporation	291,992
	Total Insurance	5,253,404
	Internet & Catalog Retail – 0.1%
6,840	Amazon.com, Inc., (2)	572,234
3,300	NetFlix.com Inc., (2)	136,422
	Total Internet & Catalog Retail	708,656
	Internet Software & Services – 0.4%
65,754	eBay Inc., (2), (3)	1,126,366
12,240	Equinix Inc., (2)	890,338
740	Google Inc., Class A, (2)	311,977
8,700	Rackspace Hosting Inc., (2)	120,582
11,200	Switch & Data Facilities Company, Inc., (2)	131,376
3,590	Vocus, Inc., (2)	70,938
	Total Internet Software & Services	2,651,577
	IT Services – 0.4%
4,457	Affiliated Computer Services, Inc., (2)	197,980
26,670	CGI Group Inc., (2)	236,563
5,240	MasterCard, Inc.	876,704
19,820	Visa Inc.	1,233,993
4,910	Wright Express Corporation, (2)	125,058
	Total IT Services	2,670,298

Nuveen Investments

JPC

Nuveen Multi-Strategy Income and Growth Fund (continued)

Portfolio of INVESTMENTS June 30, 2009 (Unaudited)

Shares	Description (1)	Value
	Leisure Equipment & Products – 0.1%
18,342	Hasbro, Inc.	$444,610
	Life Sciences Tools & Services – 0.1%
1,010	Bio-Rad Laboratories Inc., (2)	76,235
10,680	Illumina Inc., (2)	415,879
3,880	Millipore Corporation, (2)	272,415
2,430	Thermo Fisher Scientific, Inc., (2)	99,071
	Total Life Sciences Tools & Services	863,600
	Machinery – 0.4%
12,171	AGCO Corporation, (2)	353,811
3,200	Badger Meter Inc.	131,200
3,490	Chart Industries, Inc., (2)	63,448
7,330	Cummins Inc.	258,089
11,130	Flowserve Corporation	776,985
4,688	Harsco Corporation	132,670
19,670	Kone OYJ	604,015
3,580	Robbins & Myers, Inc.	68,915
7,970	Tata Motors Limited, ADR	67,904
	Total Machinery	2,457,037
	Marine – 0.1%
6,260	Genco Shipping and Trading Limited	135,967
70,116	Kawasaki Kisen Kaisha Limited	287,620
40,000	Stolt-Nielsen S.A.	434,349
	Total Marine	857,936
	Media – 0.4%
13,770	Cablevision Systems Corporation	267,276
14,880	Comcast Corporation, Class A	215,611
23,116	DIRECTV Group, Inc., (2)	571,196
9,949	Interpublic Group Companies, Inc., (2)	50,242
7,140	Liberty Media Corporation, Entertainment Tracking Shares, Class A, (2)	190,995
8,990	Marvel Entertainment Inc., (2)	319,954
19,490	Regal Entertainment Group, Class A	259,022
22,700	Scholastic Corporation, (3)	449,233
1,055	Walt Disney Company	24,613
	Total Media	2,348,142
	Metals & Mining – 3.2%
75,800	AngloGold Ashanti Limited, Sponsored ADR, (3)	2,776,554
88,800	Barrick Gold Corporation, (3)	2,979,240
31,910	BHP Billiton PLC, ADR	874,201
18,280	Freeport-McMoRan Copper & Gold, Inc.	916,011
121,100	Gold Fields Limited, (3)	1,459,255
126,000	Ivanhoe Mines Ltd., (2), (3)	705,600
1,262,600	Lihir Gold Limited, (2)	2,955,862
1,062,500	Minara Resources Limited, (2)	707,912
158,540	Mitsubishi Materials	493,594
102,700	Newmont Mining Corporation, (3)	4,197,349
677,529	NovaGold Resources Inc., (2)	2,899,824
30,690	Steel Dynamics Inc.	452,064
15,700	Walter Industries Inc.	568,968
	Total Metals & Mining	21,986,434

Nuveen Investments

Shares	Description (1)	Value
	Multiline Retail – 0.3%
10,020	Big Lots, Inc., (2)	$210,721
5,160	Dollar Tree Stores Inc., (2)	217,236
8,450	Family Dollar Stores, Inc.	239,135
24,740	Federated Department Stores, Inc.	290,942
44,450	Next PLC, (2)	1,076,950
	Total Multiline Retail	2,034,984
	Multi-Utilities – 0.5%
34,804	Ameren Corporation, (3)	866,272
9,500	PG&E Corporation	365,180
148,600	PNM Resources Inc.	1,591,506
9,740	RWE AG	768,087
	Total Multi-Utilities	3,591,045
	Oil, Gas & Consumable Fuels – 4.0%
18,180	Alpha Natural Resources Inc., (2)	477,589
108,655	Arch Coal Inc.	1,670,027
34,900	BG Group PLC	587,705
79,710	BP PLC, (3)	3,800,573
119,547	Cameco Corporation, (3)	3,060,403
21,673	Chesapeake Energy Corporation	429,776
36,154	Chevron Corporation, (3)	2,395,203
10,360	China Petroleum and Chemical Corporation	785,910
17,054	Cimarex Energy Company	483,310
2,338	Comstock Resources Inc., (2)	77,271
2,367	ConocoPhillips	99,556
1,078	CONSOL Energy Inc.	36,609
27,020	Continental Resources Inc., (2)	749,805
21,230	Eni S.p.A., Sponsored ADR	1,006,514
3,930	EOG Resources, Inc.	266,926
43,700	Gazprom OAO, (2)	887,383
10,700	Hess Corporation	575,125
1,950	James River Coal Company, (2)	29,504
4,140	McMoran Exploration Corporation, (2)	24,674
8,680	Murphy Oil Corporation	471,498
40,100	Nexen Inc.	868,165
13,050	Nexen Inc.	283,518
13,510	Occidental Petroleum Corporation	889,093
2,044	Peabody Energy Corporation	61,647
15,020	Petrohawk Energy Corporation, (2)	334,946
2,927	Pioneer Natural Resources Company	74,639
19,950	Repsol YPF S.A.	446,082
9,470	Rosetta Resources, Inc., (2)	82,863
61,600	Royal Dutch Shell PLC, Class B, Sponsored ADR, (3)	3,132,976
12,610	SandRidge Energy Inc., (2)	107,437
8,290	Southwestern Energy Company, (2)	322,067
33,719	StatoilHydro ASA, Sponsored ADR	666,625
12,698	Tesoro Corporation	161,646
14,050	Total S.A., Sponsored ADR	761,932
5,610	Total S.A.	304,064
10,090	Valero Energy Corporation	170,420
990	Whiting Petroleum Corporation, (2)	34,808
13,590	Woodside Petroleum Limited	469,480
	Total Oil, Gas & Consumable Fuels	27,087,769
	Paper & Forest Products – 0.0%
4,940	Buckeye Technologies Inc., (2)	22,181
1	Clearwater Paper Corporation, (2)	18
	Total Paper & Forest Products	22,199

Nuveen Investments

JPC

Nuveen Multi-Strategy Income and Growth Fund (continued)

Portfolio of INVESTMENTS June 30, 2009 (Unaudited)

Shares	Description (1)	Value
	Pharmaceuticals – 1.4%
5,960	Abbott Laboratories	$280,358
9,146	Astellas Pharma Inc.	322,965
9,900	AstraZeneca Group	436,515
4,770	Bayer AG, (2)	256,339
24,872	Bristol-Myers Squibb Company	505,150
16,590	Eli Lilly and Company	574,678
44,300	GlaxoSmithKline PLC, ADR	782,485
4,730	GlaxoSmithKline PLC, ADR	167,158
15,450	H. Lundbeck A/S	293,946
8,570	Johnson & Johnson	486,776
22,660	Novartis AG	922,426
3,280	Noven Pharmaceuticals Inc., (2)	46,904
2,160	Novo-Nordisk A/S	117,645
9,800	Novo-Nordisk A/S	533,708
9,050	Perrigo Company	251,409
145,046	Pfizer Inc., (3)	2,175,690
2,000	Roche Holdings AG	272,504
9,220	Sanofi-Synthelabo, SA	544,804
14,780	Watson Pharmaceuticals Inc., (2)	497,938
	Total Pharmaceuticals	9,469,398
	Professional Services – 0.0%
2,570	Dun and Bradstreet Inc.	208,710
	Real Estate – 0.3%
20,920	Annaly Capital Management Inc.	316,729
3,810	Equity Lifestyles Properties Inc.	141,656
6,220	Hatteras Financial Corp.	177,830
7,270	Health Care Property Investors Inc.	154,051
1,662	PS Business Parks Inc.	80,507
2,750	Public Storage, Inc.	180,070
18,760	Rayonier Inc.	681,926
4,227	Simon Property Group, Inc.	217,395
6,281	Tanger Factory Outlet Centers	203,693
	Total Real Estate	2,153,857
	Road & Rail – 0.4%
12,960	Canadian National Railways Company	556,774
1,861	Canadian Pacific Railway Limited	74,068
18,570	CSX Corporation	643,079
7,830	Kansas City Southern Industries, (2)	126,141
5,150	Landstar System	184,937
11,320	Norfolk Southern Corporation	426,424
159,970	Stagocoach Group PLC	334,598
12,140	Union Pacific Corporation	632,008
	Total Road & Rail	2,978,029
	Semiconductors & Equipment – 0.5%
44,220	Broadcom Corporation, Class A, (2)	1,096,214
72,540	Intel Corporation	1,200,537
36,110	Marvell Technology Group Ltd., (2)	420,320
6,386	Monolithic Power Systems, Inc., (2)	143,110
12,760	ON Semiconductor Corporation, (2)	87,534
3,730	Sigma Designs, Inc., (2)	59,829
10,250	Xilinx, Inc.	209,715
	Total Semiconductors & Equipment	3,217,259

Nuveen Investments

Shares	Description (1)	Value
	Software – 0.5%
6,469	Adobe Systems Incorporated, (2)	$183,073
1,670	Advent Software Inc., (2)	54,759
6,810	Ansys Inc., (2)	212,200
13,228	BMC Software, Inc., (2)	446,974
22,660	CA Inc.	394,964
4,550	Citrix Systems, (2)	145,100
5,233	Microsoft Corporation	124,388
3,380	Nintendo Co., Ltd.	935,432
14,840	Salesforce.com, Inc., (2)	566,443
17,679	Symantec Corporation, (2)	275,085
	Total Software	3,338,418
	Specialty Retail – 0.3%
3,045	Aeropostale, Inc., (2)	104,352
5,720	Asbury Automotive Group, Inc.	58,573
12,950	Gap, Inc.	212,380
13,648	Guess Inc.	351,845
2,120	Gymboree Corporation, (2)	75,218
17,050	Home Depot, Inc.	402,892
8,800	Hot Topic, Inc., (2)	64,328
25,400	Lowe's Companies, Inc.	493,014
6,450	PetSmart Inc.	138,417
	Total Specialty Retail	1,901,019
	Textiles, Apparel & Luxury Goods – 0.0%
5,540	True Religion Apparel, Inc., (2)	123,542
	Thrifts & Mortgage Finance – 0.2%
66,060	Hudson City Bancorp, Inc.	877,937
8,250	People's United Financial, Inc.	124,080
	Total Thrifts & Mortgage Finance	1,002,017
	Tobacco – 0.2%
3,780	Lorillard Inc.	256,171
31,690	Philip Morris International	1,382,317
	Total Tobacco	1,638,488
	Trading Companies & Distributors – 0.1%
81,000	Mitsui & Company Limited	959,823
	Water Utilities – 0.0%
823	Companhia de Saneamento Basico do Estado de Sao Paulo, ADR, (2)	24,681
	Wireless Telecommunication Services – 0.6%
100	KDDI Corporation	530,603
6,970	Millicom International Cellular S.A., (2)	393,176
11,890	Millicom International Cellular S.A.	668,930
1,050	NTT Mobile Communications	1,535,769
17,820	Partner Communications Company Limited	304,543
1,400	TIM Participacoes S.A., ADR, (2)	24,401
1,803	Turkcell Iletisim Hizmetleri A.S., ADR	24,989
396,050	Vodafone Group PLC	770,293
	Total Wireless Telecommunication Services	4,252,704
	Total Common Stocks (cost $257,670,576)	213,288,037

Nuveen Investments

JPC

Nuveen Multi-Strategy Income and Growth Fund (continued)

Portfolio of INVESTMENTS June 30, 2009 (Unaudited)

Shares	Description (1)	Coupon	Ratings (4)	Value
	Convertible Preferred Securities – 2.0% (1.5% of Total Investments)
	Capital Markets – 0.0%
5,800	AMG Capital Trust II, Convertible Bond	5.150%	BB	$138,838
	Commercial Banks – 0.3%
2,400	Wells Fargo & Company, Convertible Bond	7.500%	A	1,883,928
	Communications Equipment – 0.8%
8,400	Lucent Technologies Capital Trust I	7.750%	B3	5,124,000
	Diversified Financial Services – 0.4%
3,250	Bank of America Corporation	7.250%	BB–	2,717,098
	Food Products – 0.0%
3,800	Bunge Limited, Convertible Bonds	4.875%	Ba1	308,750
	Health Care Providers & Services – 0.0%
3,600	Omnicare Capital Trust II, Series B	4.000%	B	127,656
	Independent Power Producers & Energy Traders – 0.1%
6,400	AES Trust III, Convertible Preferred	6.750%	B	273,472
300	NRG Energy Inc., Convertible Bond	4.000%	B2	389,700
	Total Independent Power Producers & Energy Traders			663,172
	Insurance – 0.0%
2,550	Reinsurance Group of America Inc.	5.750%	BBB	119,850
	Metals & Mining – 0.1%
750	Freeport McMoran Copper & Gold, Inc.	5.500%	BB	843,938
	Multi-Utilities – 0.1%
6,150	Centerpoint Energy Inc.	2.000%	BBB–	128,781
4,250	CMS Energy Corporation, Convertible Bonds	4.500%	Ba2	273,859
	Total Multi-Utilities			402,640
	Oil, Gas & Consumable Fuels – 0.1%
400	El Paso Corporation	4.990%	B	310,100
100	El Paso Corporation	4.990%	B	77,525
1,850	Williams Companies Inc., Preferred Convertible Bonds	5.500%	BB	135,397
	Total Oil, Gas & Consumable Fuels			523,022
	Real Estate – 0.1%
9,850	HRPT Properties Trust, Preferred Convertible Bonds	6.500%	Baa3	126,671
6,250	Simon Property Group, Inc., Series I	6.000%	Baa1	294,374
	Total Real Estate			421,045
	Total Convertible Preferred Securities (cost $16,723,323)			13,273,937
Shares	Description (1)	Coupon	Ratings (4)	Value
	$25 Par (or similar) Preferred Securities – 39.7% (29.9% of Total Investments)
	Capital Markets – 3.0%
81,300	Ameriprise Financial, Inc.	7.750%	A	$1,756,080
90,994	BNY Capital Trust V, Series F	5.950%	Aa3	2,043,725
881,630	Deutsche Bank Capital Funding Trust II	6.550%	Aa3	15,851,707
13,800	Deutsche Bank Capital Funding Trust IX	6.625%	Aa3	255,300
20,300	Goldman Sachs Group Inc., Series 2004-4 (CORTS)	6.000%	A2	351,190
7,500	Goldman Sachs Group Inc., Series GSC-3 (PPLUS)	6.000%	A2	131,325
	Total Capital Markets			20,389,327

Nuveen Investments

Shares	Description (1)	Coupon	Ratings (4)	Value
	Commercial Banks – 5.3%
44,900	ASBC Capital I	7.625%	A3	$860,284
66,612	Banco Santander Finance	4.000%	Aa3	749,385
245,073	Banco Santander Finance	6.800%	Aa3	4,742,163
263,660	Banco Santander Finance	6.500%	Aa3	4,745,880
231,600	Banesto Holdings, Series A, 144A	10.500%	A1	5,116,924
14,600	Barclays Bank PLC	7.750%	A	286,744
24,100	Barclays Bank PLC	7.100%	A+	440,789
107,000	Cobank Agricultural Credit Bank	7.000%	N/R	3,332,087
31,000	Cobank Agricultural Credit Bank	11.000%	A	1,484,544
606,541	HSBC Finance Corporation	6.875%	A	12,973,912
1,000	HSBC Finance Corporation	6.000%	A	19,110
79,592	Merrill Lynch Preferred Capital Trust V	7.280%	Baa3	1,377,738
400	National City Capital Trust II	6.625%	A2	7,568
	Total Commercial Banks			36,137,128
	Diversified Financial Services – 3.6%
23,000	ING Groep N.V.	8.500%	A3	447,350
14,900	ING Groep N.V.	7.375%	A3	263,730
329,118	ING Groep N.V.	7.200%	A3	5,598,297
704,975	ING Groep N.V.	7.050%	BBB	11,625,038
259,800	JP Morgan Chase Capital Trust XXVI	8.000%	A1	6,518,382
	Total Diversified Financial Services			24,452,797
	Diversified Telecommunication Services – 0.3%
65,702	BellSouth Capital Funding (CORTS)	7.120%	A	1,486,508
18,300	BellSouth Corporation (CORTS)	7.000%	A	412,894
15,200	Verizon Communications (CORTS)	7.625%	A	378,936
	Total Diversified Telecommunication Services			2,278,338
	Electric Utilities – 0.4%
29,870	Entergy Louisiana LLC	7.600%	A–	754,218
59,800	Entergy Texas Inc.	7.875%	BBB+	1,506,362
21,775	FPL Group Capital Inc.	6.600%	A3	542,198
1,200	National Rural Utilities Cooperative Finance Corporation	6.750%	A3	28,452
	Total Electric Utilities			2,831,230
	Food Products – 0.3%
27,100	Dairy Farmers of America Inc., 144A	7.875%	BBB–	1,798,763
	Insurance – 9.5%
624,430	Aegon N.V.	6.375%	Baa1	9,010,525
357,766	Arch Capital Group Limited	8.000%	BBB–	7,856,541
932,200	Delphi Financial Group, Inc.	8.000%	BBB+	17,077,904
276,457	EverestRe Capital Trust II	6.200%	Baa1	5,501,494
75,900	Financial Security Assurance Holdings	6.250%	A+	1,100,550
701,667	PartnerRe Limited, Series C	6.750%	BBB+	14,342,073
1,600	PartnerRe Limited, Series D	6.500%	BBB+	31,984
62,457	PLC Capital Trust III	7.500%	BBB	1,145,461
5,800	PLC Capital Trust IV	7.250%	BBB	114,086
367,951	RenaissanceRe Holdings Limited, Series B	7.300%	BBB+	7,546,675
26,400	RenaissanceRe Holdings Ltd	6.600%	BBB+	514,536
	Total Insurance			64,241,829
	Media – 4.4%
4,000	CBS Corporation	7.250%	BBB–	72,600
395,295	CBS Corporation	6.750%	BBB–	6,755,592
486,531	Comcast Corporation	7.000%	BBB+	11,117,233
577,046	Viacom Inc.	6.850%	BBB	11,985,245
	Total Media			29,930,670

Nuveen Investments

JPC

Nuveen Multi-Strategy Income and Growth Fund (continued)

Portfolio of INVESTMENTS June 30, 2009 (Unaudited)

Shares	Description (1)		Coupon	Ratings (4)	Value
	Multi-Utilities – 1.4%
216,300	Dominion Resources Inc.		8.375%	BBB	$5,494,020
165,061	Xcel Energy Inc.		7.600%	Baa2	4,180,995
	Total Multi-Utilities				9,675,015
	Oil, Gas & Consumable Fuels – 1.3%
429,300	Nexen Inc.		7.350%	BB+	8,804,943
	Real Estate – 10.1%
558,485	Developers Diversified Realty Corporation, Series G		8.000%	Ba1	6,701,820
12,300	Duke Realty Corporation, Series L		6.600%	Baa2	164,205
87,042	Duke Realty Corporation, Series O		8.375%	Baa3	1,528,458
23,182	First Industrial Realty Trust, Inc., Series J		7.250%	Baa3	265,202
122,067	HRPT Properties Trust, Series B		8.750%	Baa3	2,187,441
650,800	HRPT Properties Trust, Series C		7.125%	Baa3	9,801,048
340,287	Kimco Realty Corporation, Series F		6.650%	Baa2	6,074,123
109,832	Kimco Realty Corporation, Series G		7.750%	Baa2	2,268,031
32,982	Prologis Trust, Series C		8.540%	BBB	1,199,720
216,310	Public Storage, Inc.		6.750%	Baa1	4,347,831
33,774	Public Storage, Inc., Series C		6.600%	Baa1	657,918
43,600	Public Storage, Inc., Series E		6.750%	Baa1	873,744
9,359	Public Storage, Inc., Series H		6.950%	Baa1	193,918
217,058	Realty Income Corporation		6.750%	Baa3	4,575,583
117,684	Regency Centers Corporation		7.450%	BBB	2,325,436
880,862	Wachovia Preferred Funding Corporation		7.250%	B2	15,908,368
595,830	Weingarten Realty Trust, Preferred Securities		6.750%	Baa1	9,860,987
	Total Real Estate				68,933,833
	Wireless Telecommunication Services – 0.1%
4,100	Telephone and Data Systems Inc.		7.600%	Baa2	84,254
21,754	United States Cellular Corporation		8.750%	Baa2	518,614
2,700	United States Cellular Corporation		7.500%	Baa2	55,025
	Total Wireless Telecommunication Services				657,893
	Total $25 Par (or similar) Preferred Securities (cost $360,303,716)				270,131,766
Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (5)	Ratings (4)	Value
	Variable Rate Senior Loan Interests – 13.0% (9.8% of Total Investments) (6)
	Aerospace & Defense – 0.2%
$574	DAE Aviation Holdings, Inc., Term Loan B1	4.444%	7/31/14	B+	$448,085
563	DAE Aviation Holdings, Inc., Term Loan B2	4.790%	7/31/14	B+	439,484
600	McKechnie Aerospace Holdings, Inc., Term Loan	5.310%	5/11/15	N/R	349,500
1,737	Total Aerospace & Defense				1,237,069
	Airlines – 0.3%
1,669	ACTS Aero Technical Support & Services, Inc., Term Loan, (7)	7.372%	10/16/14	N/R	379,720
977	American Airlines, Inc., Term Loan	6.500%	12/17/10	B+	906,419
980	Delta Air Lines, Inc., Term Loan	3.568%	4/30/14	B	677,950
3,626	Total Airlines				1,964,089
	Building Products – 0.4%
2,543	Building Materials Corporation of America, Term Loan	3.063%	2/22/14	B+	2,229,000
973	TFS Acquisition, Term Loan	5.098%	8/11/13	B2	449,781
3,516	Total Building Products				2,678,781

Nuveen Investments

Amount (000)	Description (1)	Weighted Principal Coupon	Maturity (5)	Average Ratings (4)	Value
	Chemicals – 0.6%
$187	Celanese US Holdings LLC, Term Loan	2.942%	4/02/14	BB+	$173,435
1,965	Hercules Offshore, Inc., Term Loan	2.960%	7/11/13	BB–	1,739,025
463	LyondellBasell Finance Company, DIP Term Loan, (8), (9)	9.168%	12/15/09	CC	486,342
36	LyondellBasell Finance Company, Dutch Revolving Line of Credit, (9)	3.815%	12/20/13	Caa2	16,061
84	LyondellBasell Finance Company, Dutch Tranche A, Term Loan, (9)	3.815%	12/20/13	Caa2	36,890
104	LyondellBasell Finance Company, German Tranche B1, Euro Term Loan, (9)	4.065%	12/20/14	Caa2	45,592
104	LyondellBasell Finance Company, German Tranche B2, Euro Term Loan, (9)	4.065%	12/20/14	Caa2	45,592
104	LyondellBasell Finance Company, German Tranche B3, Euro Term Loan, (9)	4.065%	12/20/14	Caa2	45,592
135	LyondellBasell Finance Company, Revolving Line of Credit, (9)	3.815%	12/20/13	Caa2	59,553
802	LyondellBasell Finance Company, Roll-Up DIP Term Loan, (9)	5.825%	12/15/09	N/R	670,201
258	LyondellBasell Finance Company, US Tranche A, Term Loan, (9)	3.815%	12/20/13	Caa2	113,465
450	LyondellBasell Finance Company, US Tranche B1, Term Loan, (9)	7.000%	12/20/14	Caa2	197,838
450	LyondellBasell Finance Company, US Tranche B2, Term Loan, (9)	7.000%	12/22/14	Caa2	197,838
450	LyondellBasell Finance Company, US Tranche B3, Term Loan, (9)	7.000%	12/22/14	Caa2	197,838
5,592	Total Chemicals				4,025,262
	Commercial Services & Supplies – 0.2%
88	Aramark Corporation, Letter of Credit	2.473%	1/24/14	BB	80,883
1,381	Aramark Corporation, Term Loan	2.473%	1/24/14	BB	1,273,155
1,469	Total Commercial Services & Supplies				1,354,038
	Communications Equipment – 0.1%
751	CommScope Inc., Term Loan B	3.098%	12/27/14	BB	719,623
	Diversified Consumer Services – 0.3%
973	Cengage Learning Acquisitions, Inc., Term Loan	2.810%	7/05/14	B+	820,746
193	Laureate Education, Inc., Delayed Term Loan	4.342%	8/17/14	B1	167,065
1,284	Laureate Education, Inc., Term Loan B	4.342%	8/17/14	B1	1,113,513
2,450	Total Diversified Consumer Services				2,101,324
	Electric Utilities – 0.3%
560	Calpine Corporation, DIP Term Loan	3.475%	3/29/14	B+	496,794
983	TXU Corporation, Term Loan B2	3.821%	10/10/14	B+	704,514
1,356	TXU Corporation, Term Loan B3	3.821%	10/10/14	B+	971,797
2,899	Total Electric Utilities				2,173,105
	Electrical Equipment – 0.0%
242	Allison Transmission Holdings, Inc., Term Loan	3.071%	8/07/14	B	192,815
	Energy Equipment & Services – 0.3%
1,907	PGS Finance, Inc., Term Loan	2.350%	6/29/15	Ba2	1,768,433
	Health Care Equipment & Supplies – 0.2%
60	Bausch & Lomb, Inc., Delayed Term Loan, (8)	3.191%	4/24/15	BB–	53,643
315	Bausch & Lomb, Inc., Term Loan	3.848%	4/24/15	BB–	290,153
953	Biomet, Inc., Term Loan	3.580%	3/25/15	BB–	892,803
1,328	Total Health Care Equipment & Supplies				1,236,599
	Health Care Providers & Services – 2.2%
162	Community Health Systems, Inc., Delayed Term Loan	2.560%	7/25/14	BB	145,984
3,215	Community Health Systems, Inc., Term Loan	2.898%	7/25/14	BB	2,901,782
490	Concentra, Inc., Term Loan	2.850%	6/25/14	B+	417,725
984	HCA, Inc., Term Loan A	2.348%	11/18/12	BB	895,609
2,295	HCA, Inc., Term Loan	2.348%	11/18/13	BB	2,076,611
2,026	Health Management Associates, Inc., Term Loan	2.348%	2/28/14	BB–	1,792,472
472	IASIS Healthcare LLC, Delayed Term Loan	2.310%	3/14/14	Ba2	434,994
127	IASIS Healthcare LLC, Letter of Credit	0.210%	3/14/14	Ba2	117,170
1,364	IASIS Healthcare LLC, Term Loan	2.310%	3/14/14	Ba2	1,257,008
1,378	Select Medical Corporation, Term Loan B2	2.724%	2/24/12	Ba2	1,301,033

Nuveen Investments

JPC

Nuveen Multi-Strategy Income and Growth Fund (continued)

Portfolio of INVESTMENTS June 30, 2009 (Unaudited)

Amount (000)	Principal Description (1)	Weighted Coupon	Average Maturity (5)	Ratings (4)	Value
	Health Care Providers & Services (continued)
$1,824	Select Medical Corporation, Term Loan	2.720%	2/24/12	Ba2	$1,722,417
195	Sun Healthcare Group, Inc., Synthetic Letter of Credit	2.598%	4/19/14	Ba2	173,599
962	Sun Healthcare Group, Inc., Term Loan	3.116%	4/19/14	Ba2	854,178
978	Vanguard Health Holding Company II LLC, Replacement Term Loan	2.560%	9/23/11	Ba3	937,088
16,472	Total Health Care Providers & Services				15,027,670
	Hotels, Restaurants & Leisure – 1.0%
1,491	CCM Merger, Inc., Term Loan B	8.500%	7/13/12	B+	1,256,285
952	Cedar Fair LP, Term Loan	2.310%	8/30/12	BB–	895,235
1,050	Harrah's Operating Company, Inc., Term Loan B2	4.092%	1/28/15	B	772,604
134	Travelport LLC, Letter of Credit	3.098%	8/23/13	Ba2	105,858
669	Travelport LLC, Term Loan	2.914%	8/23/13	Ba2	527,572
786	Venetian Casino Resort LLC, Delayed Term Loan	2.060%	5/23/14	B–	557,552
2,712	Venetian Casino Resort LLC, Term Loan	2.060%	5/23/14	B–	1,925,006
898	Wintergames Holdings, Term Loan A	7.810%	12/22/13	N/R	622,033
8,692	Total Hotels, Restaurants & Leisure				6,662,145
	Independent Power Producers & Energy Traders – 0.4%
909	NRG Energy, Inc., Credit Linked Deposit	2.348%	2/01/13	BB+	857,831
1,697	NRG Energy, Inc., Term Loan	2.016%	2/01/13	BB+	1,600,354
2,606	Total Independent Power Producers & Energy Traders				2,458,185
	Insurance – 0.2%
1,963	Conseco, Inc., Term Loan	6.500%	10/10/13	Caa1	1,315,243
	IT Services – 0.5%
771	First Data Corporation, Term Loan B1	3.065%	9/24/14	B+	579,806
831	Infor Global Solutions Intermediate Holdings, Ltd., Delayed Term Loan	4.060%	7/28/12	B+	685,987
1,594	Infor Global Solutions Intermediate Holdings, Ltd., Term Loan	4.060%	7/28/12	N/R	1,314,579
796	SunGard Data Systems, Inc., Term Loan B	2.462%	2/28/14	BB	741,341
3,992	Total IT Services				3,321,713
	Leisure Equipment & Products – 0.2%
388	Herbst Gaming, Inc., Delayed Term Loan, (7), (9)	0.000%	12/02/11	D	184,494
447	Herbst Gaming, Inc., Term Loan, (7), (9)	0.000%	12/02/11	D	212,337
4,000	Wimar OpCo LLC, Term Loan, (9)	0.000%	1/03/12	N/R	1,132,500
4,835	Total Leisure Equipment & Products				1,529,331
	Machinery – 0.2%
1,695	Oshkosh Truck Corporation, Term Loan	7.337%	12/06/13	B+	1,560,105
	Media – 2.4%
1,224	Cequel Communications LLC, Term Loan B	2.318%	11/05/13	BB–	1,123,214
4,758	Charter Communications Operating Holdings LLC, Term Loan, (9)	6.250%	3/06/14	Ba2	4,315,099
1,500	Citadel Broadcasting Corporation, Term Loan	2.350%	6/12/14	CCC	788,750
1,118	Gray Television, Inc., Term Loan B	6.820%	12/31/14	CCC+	695,561
942	Idearc, Inc., Term Loan, (7), (9)	4.250%	11/17/14	Caa3	406,655
794	Metro-Goldwyn-Mayer Studios, Inc., Term Loan B	3.560%	4/08/12	N/R	442,569
1,851	Neilsen Finance LLC, Term Loan	2.321%	8/09/13	Ba3	1,670,766
944	Philadelphia Newspapers, Term Loan, (7), (9)	7.750%	6/29/13	N/R	221,864
978	Readers Digest Association, Inc., Term Loan	2.644%	3/02/14	CCC	426,434
5,925	Tribune Company, Term Loan B, (7), (9)	0.000%	6/04/14	Ca	2,031,783
890	Tribune Company, Term Loan X, (7), (9)	0.000%	6/04/09	Ca	304,347
5,400	Univision Communications, Inc., Term Loan	2.560%	9/29/14	B2	4,051,928
26,324	Total Media				16,478,970
	Metals & Mining – 0.2%
1,608	John Maneely Company, Term Loan	4.052%	12/08/13	B	1,264,012

Nuveen Investments

Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (5)	Ratings (4)	Value
	Oil, Gas & Consumable Fuels – 0.3%
$1,975	CCS Income Trust, Term Loan	3.310%	11/14/14	B	$1,464,746
465	Western Refining, Inc., Term Loan	8.250%	5/30/14	BB–	448,564
2,440	Total Oil, Gas & Consumable Fuels				1,913,310
	Paper & Forest Products – 0.1%
1,029	Georgia-Pacific Corporation, Term Loan B	2.557%	12/21/12	BB+	973,619
	Pharmaceuticals – 0.3%
2,000	Royalty Pharma Finance Trust, Unsecured Term Loan	7.750%	5/15/15	Baa3	1,750,000
	Real Estate Management & Development – 0.4%
2,805	LNR Property Corporation, Term Loan B	3.820%	7/12/11	B2	1,450,033
1,651	Realogy Corporation, Delayed Term Loan	4.159%	10/10/13	Caa1	1,203,980
4,456	Total Real Estate Management & Development				2,654,013
	Road & Rail – 0.1%
917	Swift Transportation Company, Inc., Term Loan	3.625%	5/10/14	B–	684,572
	Specialty Retail – 1.6%
75	Blockbuster, Inc., Tranche B, Term Loan	5.08%	8/20/11	B1	1,991,381
5,229	Burlington Coat Factory Warehouse Corporation, Term Loan	2.560%	5/28/13	B3	4,105,089
1,000	Claire's Stores, Inc. Term Loan B, WI/DD	TBD	TBD	Caa2	560,417
1,412	Michaels Stores, Inc., Term Loan	2.676%	10/31/13	B	1,124,955
2,400	Toys "R" Us – Delaware, Inc., Term Loan B	4.565%	7/19/12	BB–	2,211,750
1,462	TRU 2005 RE Holding Co I LLC, Term Loan	3.320%	12/08/09	B3	1,446,946
11,578	Total Specialty Retail				11,440,538
$116,124	Total Variable Rate Senior Loan Interests (cost $110,889,565)				88,484,564
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Convertible Bonds – 10.4% (7.9% of Total Investments)
	Aerospace & Defense – 0.2%
$150	AAR Corporation, Convertible Bond	1.750%	2/01/26	BB	$124,313
350	Alliant Techsystems, Inc., Convertible Bonds	2.750%	9/15/11	BB–	367,063
250	Alliant Techsystems, Inc., Convertible Bonds	2.750%	2/15/24	BB–	269,063
550	L-3 Communications Corporation, Convertible Bond	3.000%	8/01/35	BB+	531,438
200	Orbital Sciences Corporation, Convertible Bond	2.438%	1/15/27	BB–	183,750
1,500	Total Aerospace & Defense				1,475,627
	Airlines – 0.5%
2,375	JetBlue Airways Corporation	3.750%	3/15/35	CCC	2,285,938
1,000	JetBlue Airways Corporation	6.750%	10/15/39	CCC	1,058,750
3,375	Total Airlines				3,344,688
	Auto Components – 0.2%
200	BorgWarner Inc.	3.500%	4/15/12	BBB	252,750
200	Johnson Controls Inc., Convertible Bond	6.500%	9/30/12	BBB	404,000
425	Magna International Inc., Class A	6.500%	3/31/10	N/R	369,936
825	Total Auto Components				1,026,686
	Beverages – 0.1%
500	Molson Coors Brewing Company, Senior Convertible Notes	2.500%	7/30/13	BBB–	536,250
	Biotechnology – 0.5%
650	Amgen Inc.	0.125%	2/01/11	A+	620,750
1,250	Amgen Inc.	0.125%	2/01/11	A+	1,193,750

Nuveen Investments

JPC

Nuveen Multi-Strategy Income and Growth Fund (continued)

Portfolio of INVESTMENTS June 30, 2009 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Biotechnology (continued)
$1,150	Amgen Inc.	0.375%	2/01/13	A+	$1,043,625
100	BioMarin Pharmaceutical Inc.	2.500%	3/29/13	CCC	109,375
250	BioMarin Pharmaceutical Inc.	1.875%	4/23/17	B–	226,875
150	Invitrogen Corporation, Convertible Bond	2.000%	8/01/23	BB+	189,938
3,550	Total Biotechnology				3,384,313
	Capital Markets – 0.1%
450	Affiliated Managers Group Inc.	3.950%	8/15/38	BBB–	387,000
200	BlackRock Inc.	2.625%	2/15/35	A+	354,500
650	Total Capital Markets				741,500
	Commercial Banks – 0.2%
600	National City Corporation, Convertible Senior Notes	4.000%	2/01/11	A1	592,500
300	SVB Financial Group, Convertible Bond	3.875%	4/15/11	A3	270,750
600	U.S. Bancorp, Convertible Bonds	0.000%	12/11/35	Aa3	569,250
1,500	Total Commercial Banks				1,432,500
	Commercial Services & Supplies – 0.1%
100	Covanta Holding Corporation, Convertible Bonds	3.250%	6/01/14	Ba3	108,625
450	Covanta Holding Corporation, Convertible Bonds	1.000%	2/01/27	Ba3	392,625
550	Total Commercial Services & Supplies				501,250
	Communications Equipment – 0.2%
350	Ciena Corporation, Convertible Bond	0.875%	6/15/17	B+	174,563
150	CommScope Inc.	3.250%	7/01/15	B	171,000
550	Lucent Technologies Inc., Series B	2.875%	6/15/25	B+	392,563
400	Lucent Technologies Inc.	2.875%	6/15/23	BB–	381,000
1,450	Total Communications Equipment				1,119,126
	Computers & Peripherals – 0.4%
1,000	EMC Corporation, Convertible Bonds, 144A	1.750%	12/01/11	A–	1,040,000
100	EMC Corporation, Convertible Bonds, 144A	1.750%	12/01/11	A–	104,000
600	EMC Corporation, Convertible Bonds, 144A	1.750%	12/01/13	A–	615,000
300	EMC Corporation, Convertible Bonds, 144A	1.750%	12/01/13	A–	307,500
250	Maxtor Corporation, Convertible Bonds	2.375%	8/15/12	B	215,313
650	Sandisk Corporation, Convertible Bond	1.000%	5/15/13	B	411,125
2,900	Total Computers & Peripherals				2,692,938
	Construction & Engineering – 0.0%
50	Fluor Corporation, Convertible Bonds	1.500%	2/15/24	A3	92,313
	Containers & Packaging – 0.1%
450	Sealed Air Corporation, 144A	3.000%	6/30/33	Baa3	452,813
	Diversified Financial Services – 0.1%
100	Leucadia National Corporation, Convertible Bonds	3.750%	4/15/14	BB–	110,250
400	NASDAQ Stock Market Inc., Convertible Bond	2.500%	8/15/13	BB+	330,000
500	Total Diversified Financial Services				440,250
	Diversified Telecommunication Services – 0.1%
900	Qwest Communications International Inc., Convertible Bond	3.500%	11/15/25	B+	891,000
	Electrical Equipment – 0.1%
350	General Cable Corporation, Convertible Bonds	1.000%	10/15/12	B+	276,500
237	General Cable Corporation, Convertible Bonds	0.875%	11/15/13	B+	216,263
350	Roper Industries Inc.	0.000%	1/15/34	BB+	199,063
937	Total Electrical Equipment				691,826

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Electronic Equipment & Instruments – 0.1%
$350	Anixter International Inc., Convertible Bond	0.000%	7/07/33	BB–	$213,500
200	Itron Inc.	2.500%	8/01/26	B–	219,500
450	Tech Data Corporation, Convertible Bonds	2.750%	12/15/26	BBB–	420,188
1,000	Total Electronic Equipment & Instruments				853,188
	Energy Equipment & Services – 0.8%
100	Cooper Cameron Corporation	1.500%	5/15/24	BBB+	163,625
800	Nabors Industries Inc., Convertible Bond Series 144A	0.940%	5/15/11	BBB+	748,000
150	Nabors Industries Inc., Convertible Bond Series 144A	0.940%	5/15/11	BBB+	140,250
200	Schlumberger Limited	2.125%	6/01/23	A+	296,750
300	SESI LLC, Convertible Bond, 144A	1.500%	12/15/26	BB+	250,500
1,150	Transocean Inc., Convertible Bond	1.625%	12/15/37	BBB+	1,092,500
1,600	Transocean Inc.	1.500%	12/15/37	BBB+	1,474,000
1,150	Transocean Inc.	1.500%	12/15/37	BBB+	1,019,188
5,450	Total Energy Equipment & Services				5,184,813
	Food Products – 0.2%
250	Archer Daniels Midland Company, Convertible Bonds	0.875%	2/15/14	A	228,750
350	Archer Daniels Midland Company, Convertible Bonds	0.875%	2/15/14	A	320,250
200	Chiquita Brands International Inc., Convertible Bond	4.250%	8/15/16	B–	141,500
250	Smithfield Foods Inc., Convertible Bond	4.000%	6/30/13	B	224,375
350	Tyson Foods inc., Convertible Bond	3.250%	10/15/13	BB	354,813
1,400	Total Food Products				1,269,688
	Health Care Equipment & Supplies – 0.7%
200	American Medical Systems Holdings, Convertible Bond	3.250%	7/01/36	B	193,750
100	Beckman Coulter Inc., Convertible Bonds	2.500%	12/15/36	BBB	99,375
150	Beckman Coulter Inc., Convertible Bonds	2.500%	12/15/36	BBB	149,063
1,200	Hologic Inc.	2.000%	12/15/37	B+	858,000
200	Invacare Corporation, Convertible Bond	4.125%	2/01/27	B–	168,000
600	Inverness Medical Innovation Inc., Convertible Bonds	3.000%	5/15/16	B–	570,000
400	Kinetic Concepts Inc., Convertible Bond	3.250%	4/15/15	B+	313,500
1,300	Medtronic, Inc., Convertible Bond	1.500%	4/15/11	AA–	1,264,250
1,200	Medtronic, Inc., Convertible Bond	1.625%	4/15/13	AA–	1,111,500
5,350	Total Health Care Equipment & Supplies				4,727,438
	Health Care Providers & Services – 0.4%
150	AmeriGroup Corporation, Convertible Bond	2.000%	5/15/12	B+	134,625
125	Laboratory Corporation of America Holdings	0.000%	9/11/21	BBB–	115,156
300	LifePoint Hospitals, Inc., Convertible Bond	3.250%	8/15/25	B1	241,500
650	LifePoint Hospitals, Inc., Convertible Bonds	3.500%	5/15/14	B	524,875
2,335	Omnicare, Inc.	3.250%	12/15/35	B+	1,628,663
3,560	Total Health Care Providers & Services				2,644,819
	Hotels, Restaurants & Leisure – 0.9%
450	Carnival Corporation	2.000%	4/15/21	A3	433,125
250	Carnival Corporation	1.132%	4/29/33	A3	164,375
350	International Game Technology	3.250%	5/01/14	BBB	378,438
500	International Game Technology	2.600%	12/15/36	BBB	496,250
2,605	Punch Taverns Corporation, Convertible Bonds	5.000%	12/14/10	N/R	4,148,961
250	Scientific Games Corporation	0.750%	12/01/24	BB–	243,438
4,405	Total Hotels, Restaurants & Leisure				5,864,587
	Household Durables – 0.1%
350	D.R. Horton, Inc.	2.000%	5/15/14	BB–	336,000
350	Newell Rubbermaid Inc.	5.500%	3/15/14	BBB–	495,250
700	Total Household Durables				831,250

Nuveen Investments

JPC

Nuveen Multi-Strategy Income and Growth Fund (continued)

Portfolio of INVESTMENTS June 30, 2009 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Independent Power Producers & Energy Traders – 0.0%
$150	Allegheny Technologies Inc., Convetible Bond	4.250%	6/01/14	BBB–	$165,750
	Internet & Catalog Retail – 0.1%
50	Priceline.com, Inc., Convertible Bonds	0.500%	9/30/11	BB–	138,313
150	Priceline.com, Inc., Convertible Bonds	0.750%	9/30/13	BB–	414,938
200	Total Internet & Catalog Retail				553,251
	Internet Software & Services – 0.0%
350	Equinix Inc., Convertible Bond	3.000%	10/15/14	B–	282,625
	IT Services – 0.0%
300	Verifone Holdings Inc.	1.375%	6/15/12	B–	220,125
	Leisure Equipment & Products – 0.0%
250	Hasbro Inc.	2.750%	12/01/21	BBB	304,063
	Life Sciences Tools & Services – 0.2%
250	Apogent Technologies, Inc., Convertible Bonds	0.000%	12/15/33	A–	348,125
200	Charles River Laboratories International, Inc.	2.250%	6/15/13	BB+	182,750
200	Fisher Scientific International, Inc., Convertible Bonds	2.500%	10/01/23	A–	347,500
300	Invitrogen Corporation, Convertible Bond	1.500%	2/15/24	BB+	298,875
350	Invitrogen Corporation, Convertible Bond	3.250%	6/15/25	BB+	366,188
1,300	Total Life Sciences Tools & Services				1,543,438
	Machinery – 0.1%
400	Danaher Corporation, Convertible Bonds	0.000%	1/22/21	A+	367,000
250	Ingersoll Rand	4.500%	4/15/12	BBB+	335,938
150	Terex Corporation	4.000%	6/01/15	B	147,563
800	Total Machinery				850,501
	Media – 0.1%
250	Interpublic Group Companies Inc., Convertible Notes	4.250%	3/15/23	Ba3	223,125
750	Liberty Media Corporation	3.125%	3/30/23	BB+	640,313
1,000	Total Media				863,438
	Metals & Mining – 0.8%
350	Alcoa Inc., Convertible Bond	5.250%	3/15/14	Baa3	614,688
2,100	Coeur d'Alene Mines Corporation, Convertible Bond	1.250%	1/15/24	CCC–	1,842,750
2,000	Gold Reserve, Inc., Convertible Bonds	5.500%	6/15/22	N/R	1,020,000
350	Newmont Mining Corporation	1.250%	7/15/14	BBB+	381,063
450	Newmont Mining Corporation	1.625%	7/15/17	BBB+	473,063
150	Steel Dynamics Inc.	5.125%	6/15/14	BB+	165,750
400	United States Steel Corporation	4.000%	5/15/14	BB	525,500
5,800	Total Metals & Mining				5,022,814
	Multiline Retail – 0.0%
350	Saks, Inc., Convertible Bonds	2.000%	3/15/24	B	234,938
	Oil, Gas & Consumable Fuels – 0.5%
200	Alpha Natural Resouces Inc., Convertible Bond	2.375%	4/15/15	B+	160,500
350	Chesapeake Energy Corporation, 144A	2.750%	11/15/35	BB	304,938
750	Chesapeake Energy Corporation, Convertible Bonds	2.500%	5/15/37	BB	534,375
700	Chesapeake Energy Corporation, Convertible Bonds	2.250%	12/15/38	BB	433,125
450	Massey Energy Company, Convertible Bond	3.250%	8/01/15	BB–	299,250
400	Peabody Energy Corp., Convertible Bond	4.750%	12/15/66	Ba3	289,500
350	Pioneer Natural Resouces Company, Convertible Bond	2.875%	1/15/38	BB+	306,688
1,075	USEC Inc., Convertible Bond	3.000%	10/01/14	CCC	698,750
100	Western Refining Inc., Convertible Bond	5.750%	6/15/14	B–	89,750
4,375	Total Oil, Gas & Consumable Fuels				3,116,876

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Pharmaceuticals – 0.7%
$750	Allergan Inc., Convertible Bond	1.500%	4/01/26	A	$765,938
450	King Pharmaceuticals Inc., Convertible Bonds	1.250%	4/01/26	BB	354,938
550	Myland Labs, Inc., Convertible Bonds	1.250%	3/15/12	B+	479,188
350	Myland Labs, Inc., Convertible Bonds	3.750%	9/15/15	B+	393,313
750	Teva Pharmaceutical Finance Company B.V., Series D	1.750%	2/01/26	BBB+	846,563
733	Teva Pharmaceutical Finance, Series B	0.250%	2/01/24	BBB+	1,043,609
100	Valeant Pharmaceuticals International Convertible Bond	4.000%	11/15/13	B–	104,375
1,000	Watson Pharmaceuticals Inc., Convertible Bond	1.750%	3/15/23	BB+	991,250
4,683	Total Pharmaceuticals				4,979,174
	Professional Services – 0.0%
50	FTI Consulting Inc., Convertible Bond	3.750%	7/15/12	B+	84,750
	Real Estate – 0.9%
350	Boston Properties Limited Partnership, Convertible Bonds, 144A	3.625%	2/15/14	A–	294,000
850	Boston Properties Limited Partnership, Convertible Bonds, 144A	2.875%	2/15/37	A–	749,063
250	Brandywine Operating Partnership, Convertible Bonds	3.875%	10/15/26	BBB–	224,688
500	Duke Realty Corporation, Series D	3.750%	12/01/11	BBB	436,875
450	ERP Operating LP	3.850%	8/15/26	BBB+	429,435
200	Health Care REIT, Inc., Convertible Bonds	4.750%	12/01/26	Baa2	193,000
200	Health Care REIT, Inc., Convertible Bonds	4.750%	7/15/27	Baa2	187,750
500	Hospitality Properties Trust, Convertible Bonds	3.800%	3/15/27	BBB	419,375
300	Host Hotels & Resorts Inc, Convertible Bonds, 144A	2.625%	4/15/27	BB	256,125
250	Host Marriot LP, Convertible Bonds, 144A	3.250%	4/15/24	BB+	242,813
250	Prologis, Convertible Bonds, 144A	2.250%	4/01/37	BBB–	201,250
300	Prologis, Convertible Bonds, 144A	2.250%	4/01/37	BBB–	241,499
250	Rayonier Trust Holdings Inc., Convertible Bond	3.750%	10/15/12	BBB	239,999
300	Ventas Inc., Convertible Bond	3.875%	11/15/11	BBB–	286,124
700	Vornado Realty Trust, Convertible Bonds	2.850%	4/01/27	BBB	612,499
400	Vornado Realty, Convertible Bond	3.875%	4/15/25	BBB	384,999
550	Vornado Realty, Convertible Bond	3.625%	11/15/26	BBB	500,499
450	Weingarten Realty Investment Trust, Convertible Bonds	3.950%	8/01/26	BBB	429,749
7,050	Total Real Estate				6,329,742
	Semiconductors & Equipment – 0.5%
2,450	Advanced Micro Devices, Inc., Convertible Bonds	5.750%	8/15/12	B	1,518,999
750	Intel Corporation, Convertible Bond	2.950%	12/15/35	A–	633,749
950	Micron Technology, Inc.	1.875%	6/01/14	B–	565,249
350	ON Semiconductor Corporation, Convertible Bonds	2.625%	12/15/26	B+	314,124
2,500	Qimonda Finance LLC, Convertible Bond, (10)	6.750%	3/22/13	N/R	74,999
300	Xilinx Inc., Convertible Bond, 144A	3.125%	3/15/37	BB	221,249
100	Xilinx Inc., Convertible Bond, 144A	3.125%	3/15/37	BB	73,749
7,400	Total Semiconductors & Equipment				3,402,118
	Software – 0.0%
300	Computer Associates International Inc., Convertible Bond, Series 144A	1.625%	12/15/09	BBB	307,874
	Specialty Retail – 0.1%
350	Best Buy Co., Inc.	2.250%	1/15/22	Baa3	336,874
	Textiles, Apparel & Luxury Goods – 0.0%
200	Iconix Brand Group, Inc., Convertible Notes	1.875%	6/30/12	B	172,249
	Trading Companies & Distributors – 0.0%
250	Wesco International, Inc., Convertible Bonds	1.750%	11/15/26	B	208,437
	Wireless Telecommunication Services – 0.3%
150	American Tower Corporation	3.000%	8/15/12	BB+	231,562
800	Nextel Communications, Inc., Convertible Senior Notes	5.250%	1/15/10	BB	795,999

Nuveen Investments

JPC

Nuveen Multi-Strategy Income and Growth Fund (continued)

Portfolio of INVESTMENTS June 30, 2009 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Wireless Telecommunication Services (continued)
$911	NII Holdings Inc.	3.125%	6/15/12	N/R	$704,885
1,861	Total Wireless Telecommunication Services				1,732,446
$78,521	Total Convertible Bonds (cost $75,681,550)				70,910,346
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Corporate Bonds – 10.5% (7.9% of Total Investments)
	Aerospace & Defense – 0.1%
$1,000	Hexcel Corporation, Term Loan	6.750%	2/01/15	B+	$932,500
	Chemicals – 0.3%
500	Hexion US Finance Corporation	9.750%	11/15/14	Caa1	227,500
1,000	Momentive Performance Materials	9.750%	12/01/14	Ca	450,000
1,400	Rockwood Specialties Group Inc., Series WI	7.500%	11/15/14	B–	1,323,000
2,900	Total Chemicals				2,000,500
	Commercial Services & Supplies – 0.1%
800	Ticketmaster	10.750%	8/01/16	BB–	716,000
	Containers & Packaging – 0.1%
500	Owens-Brockway Glass Containers	7.375%	5/15/16	BB	487,500
	Diversified Telecommunication Services – 0.2%
1,500	Intelsat Bermuda Limited, Series 144A	9.250%	8/15/14	BB–	1,458,750
	Electric Utilities – 0.3%
1,000	Sierra Pacific Resources, Series 2006	6.750%	8/15/17	BB	910,831
2,000	Texas Competitive Electric Holdings, Series A	10.250%	11/01/15	Caa1	1,255,000
3,000	Total Electric Utilities				2,165,831
	Electronic Equipment & Instruments – 0.1%
1,000	Sanmina-SCI Corporation	8.125%	3/01/16	B3	733,750
	Energy Equipment & Services – 0.2%
1,000	Pride International Inc.	7.375%	7/15/14	BBB–	997,500
	Food & Staples Retailing – 0.4%
1,000	Duane Reade Inc.	5.129%	12/15/10	CCC+	932,500
2,000	Stater Brothers Holdings Inc.	8.125%	6/15/12	B+	1,980,000
3,000	Total Food & Staples Retailing				2,912,500
	Food Products – 0.3%
2,243	Dole Foods Company	8.750%	7/15/13	B–	2,074,775
	Health Care Equipment & Supplies – 0.6%
1,000	Biomet Inc.	11.625%	10/15/17	B–	985,000
500	Biomet Inc.	10.000%	10/15/17	B–	511,250
2,750	Select Medical Corporation	7.625%	2/01/15	B3	2,248,125
4,250	Total Health Care Equipment & Supplies				3,744,375
	Health Care Providers & Services – 0.9%
2,000	Community Health Systems, Inc.	8.875%	7/15/15	B	1,970,000
1,000	HCA Inc.	9.250%	11/15/16	BB–	987,500
2,000	HCA Inc.	8.500%	4/15/19	BB	1,970,000
1,200	Select Medical Corporation	8.834%	9/15/15	CCC+	858,000
6,200	Total Health Care Providers & Services				5,785,500

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Hotels, Restaurants & Leisure – 1.0%
$900	Boyd Gaming Corporation	7.750%	12/15/12	BB–	$841,500
500	Harrahs Operating Company Escrow	11.250%	6/01/17	B	475,000
1,000	MGM Grand Inc.	8.375%	2/01/11	CCC–	805,000
2,000	Pinnacle Entertainment Inc.	8.250%	3/15/12	B+	2,000,000
750	Pinnacle Entertainment Inc.	8.750%	10/01/13	B+	757,500
1,750	Seminole Hard Rock Entertainment, Inc.	3.133%	3/15/14	BB	1,216,250
1,000	Universal City Development Partners	11.750%	4/01/10	B+	955,000
7,900	Total Hotels, Restaurants & Leisure				7,050,250
	Household Durables – 0.1%
500	Jarden Corporation	8.000%	5/01/16	B2	478,750
	Household Products – 0.2%
1,650	Central Garden & Pet Company, Senior Subordinate Notes	9.125%	2/01/13	CCC+	1,586,063
	Independent Power Producers & Energy Traders – 0.2%
100	Dynegy Holdings, Inc., Term Loan	8.375%	5/01/16	B	85,250
1,000	NRG Energy Inc.	7.375%	1/15/17	B1	945,000
1,100	Total Independent Power Producers & Energy Traders				1,030,250
	Internet Software & Services – 0.1%
2,000	Open Solutions Inc., 144A	9.750%	2/01/15	CCC+	830,000
	IT Services – 0.7%
1,500	First Data Corporation	9.875%	9/24/15	B–	1,072,500
1,625	Global Cash Access LLC	8.750%	3/15/12	B	1,511,250
2,250	Sungard Data Systems Inc.	9.125%	8/15/13	B	2,137,500
5,375	Total IT Services				4,721,250
	Machinery – 0.2%
2,000	Greenbrier Companies, Inc.	8.375%	5/15/15	Caa1	1,130,000
	Media – 0.4%
3,175	Allbritton Communications Company, Series B	7.750%	12/15/12	B–	2,468,563
1,975	Medianews Group Inc., (7)	6.375%	4/01/14	CC	10,073
2,000	Young Broadcasting Inc., (11)	10.000%	3/01/11	D	5,000
7,150	Total Media				2,483,636
	Metals & Mining – 0.4%
3,700	MagIndustries Corporation, (12)	11.000%	12/14/12	N/R	2,469,750
500	Teck Resources Limited	9.750%	5/15/14	BB+	517,998
4,200	Total Metals & Mining				2,987,748
	Oil, Gas & Consumable Fuels – 0.3%
400	Chaparral Energy Inc.	8.500%	12/01/15	CCC	250,000
2,000	SemGroup LP, 144A, (11)	8.750%	11/15/15	N/R	90,000
1,200	Western Refining Inc.	11.250%	6/15/17	BB–	1,071,000
1,000	Whiting Petroleum Corporation	7.000%	2/01/14	BB–	932,500
4,600	Total Oil, Gas & Consumable Fuels				2,343,500
	Paper & Forest Products – 0.5%
2,000	Georgia-Pacific Corporation	8.125%	5/15/11	B+	2,010,000
1,000	Georgia-Pacific Corporation	7.700%	6/15/15	B+	940,000
500	Georgia-Pacific Corporation	8.250%	5/01/16	BB–	487,500
400	Norske Skog Canada Limited	8.625%	6/15/11	B2	242,000
3,900	Total Paper & Forest Products				3,679,500

Nuveen Investments

JPC

Nuveen Multi-Strategy Income and Growth Fund (continued)

Portfolio of INVESTMENTS June 30, 2009 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Personal Products – 0.2%
$1,500	Prestige Brands Inc.	9.250%	4/15/12	B–	$1,492,500
	Pharmaceuticals – 0.1%
1,000	Elan Financing Corporation PLC	4.883%	11/15/11	B	880,000
	Real Estate – 0.5%
3,000	Felcor Lodging Trust Inc., 144A	3.115%	12/01/11	B	2,430,000
1,000	Trustreet Properties, Inc.	7.500%	4/01/15	AA+	1,028,062
4,000	Total Real Estate				3,458,062
	Semiconductors & Equipment – 0.4%
1,600	Avago Technologies Finance Pte Limited	10.125%	12/01/13	BB–	1,640,000
700	Avago Technologies Finance Pte Limited	11.875%	12/01/15	B	701,750
337	NXP BV	10.000%	7/15/13	NA	246,853
2,637	Total Semiconductors & Equipment				2,588,603
	Software – 0.4%
3,250	Telcorida Technologies, Inc.	4.364%	7/15/12	B	2,535,000
	Specialty Retail – 0.5%
3,000	Warnaco Inc., Senior Notes	8.875%	6/15/13	BB+	3,037,500
	Textiles, Apparel & Luxury Goods – 0.4%
3,000	Jostens IH Corporation	7.625%	10/01/12	BB–	3,007,500
	Wireless Telecommunication Services – 0.3%
1,000	Crown Castle-CC Holdings GS V LLC, 144A	7.750%	5/01/17	Ba1	979,999
1,500	IPCS, Inc.	3.153%	5/01/13	B1	1,192,499
2,500	Total Wireless Telecommunication Services				2,172,498
$88,655	Total Corporate Bonds (cost $82,700,300)				71,502,091
Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Capital Preferred Securities – 21.5% (16.2% of Total Investments)
	Capital Markets – 0.3%
1,600	Kleinwort Benson Group PLC, (12)	1.704%	12/31/99	N/R	$464,000
1,600	MUFG Capital Finance	4.850%	7/25/56	A2	1,591,325
	Total Capital Markets				2,055,325
	Chemicals – 0.3%
3,200	UBS Perferred Funding Trust I	8.622%	10/01/51	A1	2,279,302
	Commercial Banks – 12.7%
4,230	Abbey National Capital Trust I	8.963%	6/30/50	A2	3,327,263
2,155	AgFirst Farm Credit Bank	8.393%	12/15/16	A	1,569,958
6,500	AgFirst Farm Credit Bank	7.300%	12/15/53	A	3,160,853
2,000	BanPonce Trust I, Series A	8.327%	2/01/27	Baa2	1,177,916
12,628	Barclays Bank PLC, 144A	8.550%	6/15/15	A2	8,587,040
1,500	Barclays Bank PLC	7.434%	12/15/57	A2	1,006,385
1,500	BBVA International Preferred S.A., Unipersonal	5.919%	4/18/58	Aa3	886,200
1,220	C.A. Preferred Funding Trust	7.000%	1/30/49	Aa3	927,200
3,500	Credit Agricole, S.A	6.637%	5/30/49	Aa3	2,058,959
6,200	First Empire Capital Trust I	8.234%	2/01/27	A3	4,095,875
2,000	First Midwest Bancorp Inc.	6.950%	12/01/33	Baa1	1,112,046
3,100	Fulton Capital Trust I	6.290%	2/01/36	A3	1,611,857
550	HSBC Capital Funding LP, Debt	10.176%	6/30/50	A1	578,782

Nuveen Investments

Principal Amount (000)/ Shares		Description (1)	Coupon	Maturity	Ratings (4)	Value
		Commercial Banks (continued)
11,000		KBC Bank Fund Trust III, 144A	9.860%	5/02/50	A2	$4,840,176
6,800		Lloyd's Banking Group PLC	6.413%	10/01/49	B3	2,451,441
8,000		North Fork Capital Trust II	8.000%	12/15/27	Baa1	5,819,128
4,500		Northgroup Preferred Capital Corporation, 144A	6.378%	10/15/57	A1	3,385,499
700		Rabobank Nederland	11.000%	12/31/49	AA–	780,723
600		Reliance Capital Trust I, Series B	8.170%	5/01/28	N/R	361,259
2,000		Shinsei Finance II Cayman Limited, Perpetual Maturity, 144A	7.160%	7/25/49	BBB–	819,376
8,000		Sparebanken Rogaland, Notes, 144A	6.443%	5/01/49	A3	6,846,448
3,300		Standard Chartered PLC	7.014%	7/30/37	BBB	2,348,699
5,950		Swedbank ForeningsSparbanken AB, 144A	9.000%	9/17/50	A3	3,057,146
4,000		Unicredito Italiano Capital Trust, 144A	9.200%	4/05/51	A2	2,576,592
800		Union Bank of Norway	7.068%	11/19/49	A2	920,269
-	(13)	Union Planters Preferred Fund, 144A	7.750%	7/15/53	Baa1	22,181,250
		Total Commercial Banks				86,488,340
		Diversified Financial Services – 0.9%
1		AMG Capital Trust II, Convertible Bond	5.150%	10/15/37	BB	20,347
1,800		Bank One Capital III	8.750%	9/01/30	A1	1,694,857
3,000		JPM Chase Capital XX	6.550%	9/29/36	A1	2,391,054
2,450		JPM Chase Capital XXV	6.800%	10/01/37	A1	2,113,017
		Total Diversified Financial Services				6,219,275
		Diversified Telecommunication Services – 1.2%
10		Centaur Funding Corporation, Series B, 144A	9.080%	4/21/20	BBB	8,040,278
		Insurance – 4.8%
2,600		AXA S.A., 144A	6.463%	12/14/49	BBB+	1,640,506
8,000		Great West Life & Annuity Capital I	6.625%	11/15/34	A–	6,014,528
2,000		Hartford Financial Services Group Inc.	8.125%	6/15/18	Baa2	1,401,960
2,000		Liberty Mutual Group	7.800%	3/15/37	Baa3	1,122,032
1,150		Nationwide Financial Services Capital Trust	7.899%	3/01/37	Baa2	626,908
6,500		Nationwide Financial Services Inc.	6.750%	5/15/67	Baa2	3,848,377
5,500		Oil Insurance Limited, 144A	7.558%	12/30/49	Baa1	2,703,162
2,500		Old Mutual Capital Funding, Notes	8.000%	6/22/53	Baa3	1,550,000
5,600		Progressive Corporation	6.700%	6/15/67	A2	3,954,087
2,700		Prudential Financial Inc.	8.875%	6/15/18	BBB+	2,244,216
1,100		Prudential PLC	6.500%	6/29/49	A–	706,750
14,600		XL Capital, Limited	6.500%	10/15/57	BBB–	7,162,833
		Total Insurance				32,975,359
		Real Estate – 0.5%
6,670		CBG Florida REIT Corporation	7.114%	11/15/49	CC	1,048,424
3		Sovereign Real Estate Investment Trust	12.000%	10/31/50	BBB+	2,065,000
		Total Real Estate				3,113,424
		Road & Rail – 0.8%
6,400		Burlington Northern Santa Fe Funding Trust I	6.613%	12/15/55	BBB–	5,075,788
		Total Capital Preferred Securities (cost $231,635,544)				146,247,091

Shares	Description (1)	Value
	Investment Companies – 1.3% (1.0% of Total Investments)
354,750	Blackrock Preferred Income Strategies Fund	$2,774,145
298,160	Flaherty and Crumrine/Claymore Preferred Securities Income Fund Inc.	3,127,698
259,567	John Hancock Preferred Income Fund III	3,236,801
	Total Investment Companies (cost $17,755,185)	9,138,644

Nuveen Investments

JPC

Nuveen Multi-Strategy Income and Growth Fund (continued)

Portfolio of INVESTMENTS June 30, 2009 (Unaudited)

Shares	Description (1)				Value
	Warrants – 0.3% (0.2% of Total Investments)
262,605	Endeavor Financil Corporation				$117,401
489,329	NovaGold Resources Inc				1,726,793
	Total Warrants (cost $132,210)				1,844,194
Principal Amount (000)	Description (1)		Coupon	Maturity	Value
	Short-Term Investments – 2.7% (2.0% of Total Investments)
$16,684	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/09, repurchase price $16,683,790, collateralized by $16,175,000 U.S. Treasury Notes, 3.875%, due 7/15/10, value $17,017,718		0.000%	7/01/09	$16,683,790
1,350	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/09, repurchase price $1,349,955, collateralized by $1,310,000 U.S. Treasury Notes, 3.875%, due 7/15/10, value $1,378,251		0.000%	7/01/09	1,349,955
$18,034	Total Short-Term Investments (cost $18,033,745)				18,033,745
	Total Investments (cost $1,171,525,714) – 132.8%				902,854,415
Shares	Description (1)				Value
	Common Stocks Sold Short – (0.7)%
	Chemicals – (0.1)%
(10,500)	Sigma-Aldrich Corporation				$(520,380)
	Diversified Consumer Services – (0.1)%
(3,750)	Strayer Education Inc.				(817,913)
	Health Care Equipment & Supplies – (0.2)%
(14,300)	C. R. Bard, Inc.				(1,064,635)
	Hotels, Restaurants & Leisure – (0.0)%
(7,100)	P.F. Changs China Bistro, Inc., (2)				(227,626)
	Internet & Catalog Retail – (0.0)%
(2,800)	Amazon.com, Inc., (2)				(234,248)
	Personal Products – (0.1)%
(6,000)	Chattem Inc., (2)				(408,600)
	Specialty Retail – (0.2)%
(10,100)	AutoZone, Inc., (2)				(1,526,211)
	Total Common Stocks Sold Short (proceeds $4,980,887)				(4,799,613)
Number of Contracts	Type	Notional Amount (14)	Expiration Date	Strike Price	Value
	Call Options Written – (0.4)%
(318)	Ameren Corporation	$(954,000)	9/19/09	$30.0	$(4,770)
(604)	AngloGold Ashanti Limited	(2,114,000)	1/16/10	35.0	(392,600)
(444)	Barrick Gold Corporation	(2,220,000)	1/16/10	50.0	(31,080)
(1,157)	BJ Services Company	(1,735,500)	1/16/10	15.0	(185,120)
(285)	BP PLC	(1,425,000)	1/16/10	50.0	(75,525)
(285)	BP PLC	(1,710,000)	1/16/10	60.0	(14,250)
(578)	Cameco Corporation	(1,300,500)	1/16/10	22.5	(312,120)
(77)	Chevron Corporation	(654,500)	1/16/10	85.0	(5,005)
(78)	Chevron Corporation	(780,000)	1/16/10	100.0	(780)
(930)	Deutsche Telekom AG	(1,162,500)	1/16/10	12.5	(76,725)
(450)	eBay Inc.	(900,000)	1/16/10	20.0	(41,400)
(605)	Gold Fields Limited	(756,250)	7/18/09	12.5	(22,688)
(300)	Health Net Inc.	(600,000)	1/16/10	20.0	(27,750)

Nuveen Investments

Number of Contracts	Type	Notional Amount (14)	Expiration Date	Strike Price	Value
	Call Options Written (continued)
(630)	Ivanhoe Mines Ltd.	$(472,500)	1/16/10	$7.5	$(48,825)
(268)	Loews Corporation	(804,000)	1/16/10	30.0	(43,550)
(543)	Newmont Mining Corporation	(2,986,500)	1/16/10	55.0	(63,531)
(745)	Nippon Telegraph & Telephone Corporation	(1,676,250)	9/19/09	22.5	(35,387)
(745)	Nippon Telegraph & Telephone Corporation	(1,862,500)	9/19/09	25.0	(14,900)
(1,385)	Pfizer Inc.	(2,077,500)	1/16/10	15.0	(182,820)
(308)	Royal Dutch Shell PLC	(1,540,000)	7/18/09	50.0	(43,120)
(113)	Scholastic Corporation	(254,250)	12/19/09	22.5	(18,928)
(1,164)	Smithfield Foods Inc.	(2,037,000)	1/16/10	17.5	(142,590)
(357)	Tech Data Corporation	(1,071,000)	1/16/10	30.0	(169,575)
(1,755)	Tyson Foods, Inc.	(1,755,000)	1/16/10	10.0	(579,150)
(1,112)	UBS AG	(1,946,000)	1/16/10	17.5	(61,160)
(15,236)	Total Call Options Written (premiums received $3,003,785)	(34,794,750)			(2,593,349)
	Borrowings – (14.7)% (15), (16)				(100,245,000)
	Other Assets Less Liabilities – 0.4%				3,538,195
	FundPreferred Shares, at Liquidation Value – (17.4)% (15)				(118,650,000)
	Net Assets Applicable to Common Shares – 100%				$680,104,648

Nuveen Investments

  (1)  All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2)  Non-income producing; issuer has not declared a dividend within the past twelve months.

  (3)  Investment, or portion of investment, has been pledged to collateralize the net payment obligations under call options written.

  (4)  Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

  (5)  Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans may occur. As a result, the actual remaining maturity of Senior Loans held may be substantially less than the stated maturities shown.

  (6)  Senior Loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate ("LIBOR"), or (ii) the prime rate offered by one or more major United States banks.

    Senior Loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.

  (7)  Non-income producing; denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

  (8)  Position, or portion of position, represents an unfunded Senior Loan Commitment outstanding at June 30, 2009.

  (9)  This issue is under the protection of the Federal Bankruptcy Court.

  (10)  The Fund's Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund's custodian to cease accruing additional income on the Fund's records. Subsequent to the reporting period, the Fund's Adviser directed the Fund's custodian to "write-off" any remaining recorded balances on the Fund's records.

  (11)  This issue is under protection of the Federal Bankruptcy Court. As a result, the Adviser has concluded this issue is not likely to meet its interest payment obligations and has directed the Fund's custodian to cease accruing additional income and "write-off" any remaining recorded balances on the Fund's records.

  (12)  Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees.

  (13)  Principal Amount (000) rounds to less than $1,000.

  (14)  For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

  (15)  Borrowings and FundPreferred Shares, at Liquidation Value as a percentage of Total Investments are 11.1% and 13.1%, respectively.

  (16)  The Fund may pledge up to 100% of its eligible investments in the Portfolio of Investments as collateral for Borrowings. As of June 30, 2009, investments with a value of $392,868,173 have been pledged as collateral for Borrowings.

  N/R  Not rated.

  WI/DD  Purchased on a when-issued or delayed delivery basis.

  144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

  ADR  American Depositary Receipt.

  CORTS  Corporate Backed Trust Securities.

  PPLUS  PreferredPlus Trust.

  TBD  Senior Loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, Senior Loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the Borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.

See accompanying notes to financial statements.

Nuveen Investments

JQC

Nuveen Multi-Strategy Income and Growth Fund 2

Portfolio of INVESTMENTS

  June 30, 2009 (Unaudited)

Shares	Description (1)	Value
	Common Stocks – 32.0% (24.0% of Total Investments)
	Aerospace & Defense – 0.5%
4,300	Alliant Techsystems Inc., (2)	$354,148
85,520	BAE Systems PLC, (2)	477,888
133,460	Bombardier Inc., Class B Shares	395,854
1,960	Esterline Technologies Corporation, (2)	53,057
10,682	Lockheed Martin Corporation	861,503
14,250	Orbital Sciences Corporation, (2)	216,173
24,580	Raytheon Company	1,092,089
33,800	Thales S.A., (2)	1,517,413
	Total Aerospace & Defense	4,968,125
	Air Freight & Logistics – 0.1%
18,050	United Parcel Service, Inc., Class B	902,320
	Auto Components – 0.2%
44,130	Aisin Seiki Company Limited	953,357
27,660	Autoliv Inc., (2)	795,778
3,691	Magna International Inc., Class A	155,908
	Total Auto Components	1,905,043
	Automobiles – 0.3%
18,090	Daimler-Chrysler AG	656,124
43,058	Honda Motor Company Limited, (2)	1,184,562
9,200	Thor Industries, Inc.	169,004
9,670	Toyota Motor Corporation	730,375
	Total Automobiles	2,740,065
	Beverages – 0.8%
1,710	Boston Beer Company, (2)	50,599
107,935	Coca Cola Amatil Limited	748,028
7,530	Coca-Cola Company	361,365
18,580	Diageo PLC, Sponsored ADR	1,063,705
43,670	Dr. Pepper Snapple Group, (2)	925,367
29,390	Fomento Economico Mexicano S.A.	947,534
231,690	Foster's Group Limited	959,985
33,410	Heineken N.V.	1,245,134
20,030	Molson Coors Brewing Company, Class B	847,870
5,792	Pepsi Bottling Group, Inc.	196,001
	Total Beverages	7,345,588
	Biotechnology – 0.3%
13,950	Alnylam Pharmaceuticals, Inc., (2)	310,667
13,957	Amgen Inc., (2)	738,884
5,110	Cephalon, Inc., (2)	289,482
17,530	CSL Limited	453,258
15,520	Genzyme Corporation, (2)	863,998
8,070	ISIS Pharmaceuticals, Inc., (2)	133,155
	Total Biotechnology	2,789,444

Nuveen Investments

JQC

Nuveen Multi-Strategy Income and Growth Fund 2 (continued)

Portfolio of INVESTMENTS June 30, 2009 (Unaudited)

Shares	Description (1)	Value
	Building Products – 0.1%
8,906	Apogee Enterprises, Inc.	$109,544
36,123	Masonite Worldwide Holdings, (2)	1,029,506
	Total Building Products	1,139,050
	Capital Markets – 1.1%
11,130	Ameriprise Financial, Inc.	270,125
22,053	Bank of New York Company, Inc.	646,373
12,394	Calamos Asset Management, Inc. Class A	174,879
21,160	Credit Suisse Group	969,466
211,920	Daiwa Securities Group Inc.	1,259,270
10,630	Eaton Vance Corporation	284,353
766,590	Endeavor Financial Corporation, Corporate Shares S, (2)	922,689
2,450	Goldman Sachs Group, Inc.	361,228
27,730	Invesco LTD	494,149
38,670	Legg Mason, Inc.	942,775
35,380	Morgan Stanley	1,008,684
4,910	Stifel Financial Corporation, (2)	236,122
14,540	T. Rowe Price Group Inc.	605,882
19,000	TD Ameritrade Holding Corporation, (2)	333,260
164,761	UBS AG, (2), (3)	2,011,732
	Total Capital Markets	10,520,987
	Chemicals – 0.7%
7,270	Ashland Inc.	203,924
24,260	Celanese Corporation, Series A	576,175
7,580	Lubrizol Corporation	358,610
807	Mosaic Company	35,750
89,981	Nissan Chemical Industries Limited	1,011,491
18,100	Potash Corporation of Saskatchewan	1,688,234
15,230	Scotts Miracle Gro Company	533,812
2,510	Syngenta AG	583,991
16,560	Wacker Chemie AG, (2)	1,912,345
5,080	Westlake Chemical Corporation	103,581
	Total Chemicals	7,007,913
	Commercial Banks – 1.6%
31,960	Banco Bradesco S.A., ADR	472,049
28,760	Banco Itau Holdings Financeira, S.A.	455,271
41,020	Banco Santander Central Hispano S.A.	495,854
13,620	Bank of Nova Scotia	508,430
26,710	BB&T Corporation	587,086
6,850	Commerce Bancshares Inc.	218,036
11,180	Community Bank System Inc.	162,781
34,440	Credit Agricole S.A., (2)	431,815
216,240	DnB NOR ASA, (2)	1,652,284
4,330	Hancock Holding Company	140,682
90,149	Hang Seng Bank, (2)	1,255,952
5,360	HDFC Bank Ltd	552,777
21,246	ICICI Bank Limited, ADR	626,757
7,000,000	Krung Thai Bank Public Company Limited	1,838,861
287,322	Mitsubishi UFJ Financial Group, Inc.	1,774,153
380,433	Nishi-Nippon City Bank Limited	961,103
116,300	Nordic Baltic Holdings FDR	924,279
11,250	Royal Bank of Canada	460,098
91,850	Standard Chartered PLC, (2)	1,727,058
13,521	Sumitomo Trust & Banking Company	71,932
6,190	UMB Financial Corporation	235,282
23,160	Wells Fargo & Company	561,862
	Total Commercial Banks	16,114,402

Nuveen Investments

Shares	Description (1)	Value
	Commercial Services & Supplies – 0.4%
27,450	Corrections Corporation of America, (2)	$466,376
15,480	EnergySolutions Inc.	142,416
7,560	GeoEye, Inc., (2)	178,114
14,464	Republic Services, Inc.	353,066
8,583	Stericycle Inc., (2)	442,282
203,000	Toppan Printing Company Limited	2,045,232
	Total Commercial Services & Supplies	3,627,486
	Communications Equipment – 0.3%
14,220	ADC Telecommunications Inc., (2)	113,191
17,840	CommScope Inc., (2)	468,478
5,160	Comtech Telecom Corporation, (2)	164,501
8,060	Interdigital Inc., (2)	196,986
40,150	QUALCOMM, Inc.	1,814,780
11,095	Starent Networks Corporation, (2)	270,829
	Total Communications Equipment	3,028,765
	Computers & Peripherals – 0.6%
17,690	Apple, Inc., (2)	2,519,587
15,800	Hewlett-Packard Company	610,670
13,570	International Business Machines Corporation (IBM)	1,416,979
13,800	Network Appliance Inc., (2)	272,136
6,280	Synaptics, Inc., (2)	242,722
15,878	Teradata Corporation, (2)	372,022
18,140	Western Digital Corporation, (2)	480,710
	Total Computers & Peripherals	5,914,826
	Construction & Engineering – 0.3%
10,870	Dycom Industries Inc., (2)	120,331
21,610	Fluor Corporation	1,108,377
8,760	Hochteif AG	442,360
55,490	JGC Corporation	893,161
12,810	Quanta Services Incorporated, (2)	296,295
15,089	Shaw Group Inc., (2)	413,589
	Total Construction & Engineering	3,274,113
	Containers & Packaging – 0.1%
17,270	Packaging Corp. of America	279,774
28,160	Pactiv Corporation, (2)	611,072
2,920	Rock-Tenn Company	111,427
	Total Containers & Packaging	1,002,273
	Distributors – 0.0%
217	Jardine Cycle & Carriage Limited	2,864
	Diversified Consumer Services – 0.1%
3,520	American Public Education Inc., (2)	139,427
14,030	Apollo Group, Inc., (2)	997,814
2,460	ITT Educational Services, Inc., (2)	247,624
	Total Diversified Consumer Services	1,384,865
	Diversified Financial Services – 0.5%
16,000	Deutsche Boerse AG	1,245,191
2,105	Guoco Group Ltd	36,627
92,420	ING Groep N.V., Ordinary Shares	936,307
21,130	ING Groep N.V.	214,258
51,850	JPMorgan Chase & Co.	1,768,604

Nuveen Investments

JQC

Nuveen Multi-Strategy Income and Growth Fund 2 (continued)

Portfolio of INVESTMENTS June 30, 2009 (Unaudited)

Shares	Description (1)	Value
	Diversified Financial Services (continued)
21,200	New York Stock Exchange Euronext	$577,700
6,222	PHH Corporation, (2)	113,116
	Total Diversified Financial Services	4,891,803
	Diversified Telecommunication Services – 1.5%
8,440	Cbeyond Inc., (2)	121,114
138,000	Deutsche Telekom AG	1,628,400
22,150	Embarq Corporation	931,629
21,130	France Telecom S.A.	481,975
43,300	KT Corporation, Sponsored ADR	621,788
225,089	Nippon Telegraph and Telephone Corporation, ADR, (3)	4,580,561
49,459	Nippon Telegraph and Telephone Corporation, ADR	2,014,237
3,270,000	Telecom Italia S.p.A.	3,221,296
15,190	Telefonica SA	1,031,249
7,110	Telus Corporation	183,438
	Total Diversified Telecommunication Services	14,815,687
	Electric Utilities – 1.5%
278,507	Centrais Electricas Brasileiras S.A., ADR, (2)	3,560,211
15,480	E ON A.G., (2)	549,504
41,800	E.ON A.G.	1,480,594
20,680	Edison International	650,593
22,000	Electricite de France S.A	1,074,213
32,600	Exelon Corporation	1,669,446
13,640	FPL Group, Inc.	775,570
15,730	Great Plains Energy Incorporated	244,602
391,725	Korea Electric Power Corporation, Sponsored ADR, (2)	4,504,838
13,020	Progress Energy, Inc.	492,547
4,150	Southern Company	129,314
	Total Electric Utilities	15,131,432
	Electrical Equipment – 0.2%
56,100	ABB Limited	885,258
73,960	ABB Limited	1,167,878
19,480	GrafTech International Ltd., (2)	220,319
	Total Electrical Equipment	2,273,455
	Electronic Equipment & Instruments – 0.3%
8,444	Ingram Micro, Inc., (2)	147,770
6,228	Multi Fineline Electronix, Inc., (2)	133,279
88,777	Nippon Electric Glass Company Limited	992,480
55,862	Tech Data Corporation, (2), (3)	1,827,246
	Total Electronic Equipment & Instruments	3,100,775
	Energy Equipment & Services – 1.0%
149,490	AMEC PLC, (2)	1,610,855
336,133	BJ Services Company, (3)	4,581,493
23,950	Cooper Cameron Corporation, (2)	677,785
20,700	FMC Technologies Inc., (2)	777,906
18,440	Halliburton Company	381,708
12,990	Matrix Service Company, (2)	149,125
23,460	Pride International Inc., (2)	587,908
999	Superior Well Services, Inc., (2)	5,944
14,300	Technip S.A., (2)	705,132
	Total Energy Equipment & Services	9,477,856

Nuveen Investments

Shares	Description (1)	Value
	Food & Staples Retailing – 0.6%
19,250	Casino Guichard-Perrachon S.A, (2)	$1,303,711
1,606	Costco Wholesale Corporation	73,394
211,720	Jeronimo Martins SGPS	1,444,126
91,310	Koninklijke Ahold N.V.	1,052,661
5,005	Kroger Co.	110,360
41,190	Wal-Mart Stores, Inc.	1,995,244
7,895	Whole Foods Market, Inc.	149,847
	Total Food & Staples Retailing	6,129,343
	Food Products – 1.8%
12,810	Campbell Soup Company	376,870
12,370	ConAgra Foods, Inc.	235,772
7,790	Dean Foods Company, (2)	149,490
3,640	General Mills, Inc.	203,913
15,620	Hershey Foods Corporation	562,320
13,680	Nestle S.A.	516,535
356,000	Smithfield Foods, Inc., (2), (3)	4,973,320
533,412	Tyson Foods, Inc., Class A, (3)	6,726,325
75,860	Unilever PLC	1,782,710
23,740	Unilever PLC	557,940
350,244	Wilmar International Limited	1,208,044
	Total Food Products	17,293,239
	Health Care Equipment & Supplies – 0.4%
22,360	Baxter International, Inc.	1,184,186
11,430	Becton, Dickinson and Company	815,073
10,650	Covidien PLC	398,736
5,300	Gen-Probe, Inc., (2)	227,794
7,440	Masimo Corporation, (2)	179,378
45,100	Paramount Bed Company Limited	657,213
8,530	Volcano Corporation, (2)	119,249
1,725	Zimmer Holdings, Inc., (2)	73,485
	Total Health Care Equipment & Supplies	3,655,114
	Health Care Providers & Services – 0.5%
3,940	Emergency Medical Services Corporation, (2)	145,071
28,688	Express Scripts, Inc., (2)	1,972,300
24,130	Fresenius Medical Care, ADR	1,084,309
52,534	Health Net Inc., (2), (3)	816,904
2,363	Humana Inc., (2)	76,230
4,066	Laboratory Corporation of America Holdings, (2)	275,634
9,820	Pharmerica Corporation, (2)	192,767
10,720	Quest Diagnostics Incorporated	604,930
3,760	RehabCare Group Inc., (2)	89,977
	Total Health Care Providers & Services	5,258,122
	Hotels, Restaurants & Leisure – 0.2%
37,400	Boyd Gaming Corporation, (2)	317,900
23,040	McDonald's Corporation	1,324,570
5,980	Penn National Gaming, Inc., (2)	174,078
21,330	Royal Caribbean Cruises Limited	288,808
6,240	Starwood Hotels & Resorts Worldwide, Inc.	138,528
	Total Hotels, Restaurants & Leisure	2,243,884
	Household Durables – 0.0%
5,330	MDC Holdings Inc.	160,486
4,370	Meritage Corporation, (2)	82,418
14,490	Tempur Pedic International Inc.	189,384
	Total Household Durables	432,288

Nuveen Investments

JQC

Nuveen Multi-Strategy Income and Growth Fund 2 (continued)

Portfolio of INVESTMENTS June 30, 2009 (Unaudited)

Shares	Description (1)	Value
	Household Products – 0.1%
4,190	Church & Dwight Company Inc.	$227,559
9,960	Colgate-Palmolive Company	704,570
343	KAO Corporation, Sponsored ADR	74,832
11,980	Reckitt and Benckiser	547,102
	Total Household Products	1,554,063
	Insurance – 0.8%
8,160	Ace Limited	360,917
11,950	Amtrust Financial Services, Inc.	136,230
7,720	Arch Capital Group Limited, (2)	452,238
6,380	Aspen Insurance Holdings Limited	142,529
16,875	Assurant Inc.	406,519
3,568	CNA Financial Corporation	55,197
8,090	Delphi Financial Group, Inc.	157,189
1,220	Fairfax Financial Holdings Limited	304,378
3,030	Fairfax Financial Holdings Limited	760,659
10,626	First American Corporation	275,320
40,000	Loews Corporation	1,096,000
326,590	Mapfre S.A.	1,067,012
1,840	Navigators Group, Inc., (2)	81,751
27,030	Principal Financial Group, Inc.	509,245
34,120	Progressive Corporation, (2)	515,553
21,650	SCOR SE	444,828
1,760	Stewart Information Services Corporation	25,080
13,670	Travelers Companies, Inc.	561,017
19,480	WR Berkley Corporation	418,236
	Total Insurance	7,769,898
	Internet & Catalog Retail – 0.1%
10,050	Amazon.com, Inc., (2)	840,783
4,660	NetFlix.com Inc., (2)	192,644
	Total Internet & Catalog Retail	1,033,427
	Internet Software & Services – 0.6%
215,546	eBay Inc., (2), (3)	3,692,303
17,830	Equinix Inc., (2)	1,296,954
1,080	Google Inc., Class A, (2)	455,317
12,290	Rackspace Hosting Inc., (2)	170,339
15,920	Switch & Data Facilities Company, Inc., (2)	186,742
5,100	Vocus, Inc., (2)	100,776
	Total Internet Software & Services	5,902,431
	IT Services – 0.4%
6,520	Affiliated Computer Services, Inc., (2)	289,618
40,640	CGI Group Inc., (2)	360,477
7,620	MasterCard, Inc.	1,274,902
29,080	Visa Inc.	1,810,521
6,940	Wright Express Corporation, (2)	176,762
	Total IT Services	3,912,280
	Leisure Equipment & Products – 0.1%
26,560	Hasbro, Inc.	643,814
	Life Sciences Tools & Services – 0.1%
1,440	Bio-Rad Laboratories Inc., (2)	108,691
15,250	Illumina Inc., (2)	593,835

Nuveen Investments

Shares	Description (1)	Value
	Life Sciences Tools & Services (continued)
5,700	Millipore Corporation, (2)	$400,197
3,470	Thermo Fisher Scientific, Inc., (2)	141,472
	Total Life Sciences Tools & Services	1,244,195
	Machinery – 0.4%
17,603	AGCO Corporation, (2)	511,719
4,550	Badger Meter Inc.	186,550
4,930	Chart Industries, Inc., (2)	89,627
10,500	Cummins Inc.	369,705
16,320	Flowserve Corporation	1,139,299
6,712	Harsco Corporation	189,950
29,980	Kone OYJ	920,608
5,050	Robbins & Myers, Inc.	97,213
11,837	Tata Motors Limited, ADR	100,851
	Total Machinery	3,605,522
	Marine – 0.1%
8,840	Genco Shipping and Trading Limited	192,005
106,884	Kawasaki Kisen Kaisha Limited	438,444
56,500	Stolt-Nielsen S.A.	613,517
	Total Marine	1,243,966
	Media – 0.3%
20,000	Cablevision Systems Corporation	388,200
21,790	Comcast Corporation, Class A	315,737
33,980	DIRECTV Group, Inc., (2)	839,646
14,776	Interpublic Group Companies, Inc., (2)	74,619
10,230	Liberty Media Corporation, Entertainment Tracking Shares, Class A, (2)	273,653
12,780	Marvel Entertainment Inc., (2)	454,840
27,890	Regal Entertainment Group, Class A	370,658
32,400	Scholastic Corporation, (3)	641,196
1,568	Walt Disney Company	36,581
	Total Media	3,395,130
	Metals & Mining – 3.3%
112,600	AngloGold Ashanti Limited, Sponsored ADR, (3)	4,124,538
146,800	Barrick Gold Corporation, (3)	4,925,140
48,640	BHP Billiton PLC, ADR	1,332,533
68,499	Crystallex International Corporation, (2)	15,070
26,656	Freeport-McMoRan Copper & Gold, Inc.	1,335,732
177,000	Gold Fields Limited, (3)	2,132,850
180,000	Ivanhoe Mines Ltd., (2), (3)	1,008,000
1,845,500	Lihir Gold Limited, (2)	4,320,484
1,500,000	Minara Resources Limited, (2)	999,405
241,460	Mitsubishi Materials	751,755
150,800	Newmont Mining Corporation, (3)	6,163,196
982,578	NovaGold Resources Inc., (2)	4,205,434
44,540	Steel Dynamics Inc.	656,074
22,920	Walter Industries Inc.	830,621
	Total Metals & Mining	32,800,832
	Multiline Retail – 0.3%
14,310	Big Lots, Inc., (2)	300,939
7,600	Dollar Tree Stores Inc., (2)	319,960
12,370	Family Dollar Stores, Inc.	350,071
35,820	Federated Department Stores, Inc.	421,243
67,750	Next PLC, (2)	1,641,471
	Total Multiline Retail	3,033,684

Nuveen Investments

JQC

Nuveen Multi-Strategy Income and Growth Fund 2 (continued)

Portfolio of INVESTMENTS June 30, 2009 (Unaudited)

Shares	Description (1)	Value
	Multi-Utilities – 0.5%
51,461	Ameren Corporation, (3)	$1,280,864
13,600	PG&E Corporation	522,784
211,100	PNM Resources Inc.	2,260,881
14,890	RWE AG	1,174,212
	Total Multi-Utilities	5,238,741
	Oil, Gas & Consumable Fuels – 4.1%
26,370	Alpha Natural Resources Inc., (2)	692,740
160,088	Arch Coal Inc.	2,460,553
53,150	BG Group PLC	895,030
117,990	BP PLC, (3)	5,625,763
176,004	Cameco Corporation, (3)	4,505,702
31,776	Chesapeake Energy Corporation	630,118
52,588	Chevron Corporation, (3)	3,483,955
15,790	China Petroleum and Chemical Corporation	1,197,829
24,748	Cimarex Energy Company	701,358
3,323	Comstock Resources Inc., (2)	109,825
3,515	ConocoPhillips	147,841
1,600	CONSOL Energy Inc.	54,336
39,660	Continental Resources Inc., (2)	1,100,565
32,330	Eni S.p.A., Sponsored ADR	1,532,765
5,760	EOG Resources, Inc.	391,219
63,100	Gazprom OAO, (2)	1,281,325
15,590	Hess Corporation	837,963
2,760	James River Coal Company, (2)	41,759
5,890	McMoran Exploration Corporation, (2)	35,104
12,550	Murphy Oil Corporation	681,716
58,800	Nexen Inc.	1,273,020
19,890	Nexen Inc.	432,120
19,820	Occidental Petroleum Corporation	1,304,354
3,036	Peabody Energy Corporation	91,566
21,930	Petrohawk Energy Corporation, (2)	489,039
4,346	Pioneer Natural Resources Company	110,823
30,390	Repsol YPF S.A.	679,520
13,380	Rosetta Resources, Inc., (2)	117,075
89,600	Royal Dutch Shell PLC, Class B, Sponsored ADR, (3)	4,557,056
18,050	SandRidge Energy Inc., (2)	153,786
12,190	Southwestern Energy Company, (2)	473,582
51,353	StatoilHydro ASA, Sponsored ADR	1,015,249
18,389	Tesoro Corporation	234,092
21,400	Total S.A., Sponsored ADR	1,160,522
8,540	Total S.A.	462,871
14,750	Valero Energy Corporation	249,128
1,400	Whiting Petroleum Corporation, (2)	49,224
20,700	Woodside Petroleum Limited	715,102
	Total Oil, Gas & Consumable Fuels	39,975,595
	Paper & Forest Products – 0.0%
7,030	Buckeye Technologies Inc., (2)	31,565
	Pharmaceuticals – 1.5%
8,760	Abbott Laboratories	412,070
13,954	Astellas Pharma Inc.	492,746
15,020	AstraZeneca Group	662,269
7,280	Bayer AG, (2)	391,226
36,410	Bristol-Myers Squibb Company	739,487
24,330	Eli Lilly and Company	842,791
67,470	GlaxoSmithKline PLC, ADR	1,191,744
7,200	GlaxoSmithKline PLC, ADR	254,448

Nuveen Investments

Shares	Description (1)	Value
	Pharmaceuticals (continued)
23,375	H. Lundbeck A/S	$444,725
12,550	Johnson & Johnson	712,840
34,290	Novartis AG	1,395,851
4,670	Noven Pharmaceuticals Inc., (2)	66,781
3,280	Novo-Nordisk A/S	178,646
14,930	Novo-Nordisk A/S	813,088
12,950	Perrigo Company	359,751
215,722	Pfizer Inc., (3)	3,235,830
3,040	Roche Holdings AG	414,206
14,040	Sanofi-Synthelabo, SA	829,616
21,600	Watson Pharmaceuticals Inc., (2)	727,704
	Total Pharmaceuticals	14,165,819
	Professional Services – 0.0%
3,680	Dun and Bradstreet Inc.	298,853
	Real Estate – 0.3%
30,570	Annaly Capital Management Inc.	462,830
5,410	Equity Lifestyles Properties Inc.	201,144
8,840	Hatteras Financial Corp.	252,736
10,420	Health Care Property Investors Inc.	220,800
2,350	PS Business Parks Inc.	113,834
3,940	Public Storage, Inc.	257,991
27,300	Rayonier Inc.	992,355
6,214	Simon Property Group, Inc.	319,586
8,937	Tanger Factory Outlet Centers	289,827
	Total Real Estate	3,111,103
	Road & Rail – 0.5%
19,730	Canadian National Railways Company	847,619
2,764	Canadian Pacific Railway Limited	110,007
27,300	CSX Corporation	945,399
11,210	Kansas City Southern Industries, (2)	180,593
7,370	Landstar System	264,657
16,580	Norfolk Southern Corporation	624,569
243,630	Stagocoach Group PLC	509,584
17,860	Union Pacific Corporation	929,792
	Total Road & Rail	4,412,220
	Semiconductors & Equipment – 0.5%
64,650	Broadcom Corporation, Class A, (2)	1,602,674
106,510	Intel Corporation	1,762,741
52,420	Marvell Technology Group Ltd., (2)	610,169
9,026	Monolithic Power Systems, Inc., (2)	202,273
18,150	ON Semiconductor Corporation, (2)	124,509
5,300	Sigma Designs, Inc., (2)	85,012
14,670	Xilinx, Inc.	300,148
	Total Semiconductors & Equipment	4,687,526
	Software – 0.5%
9,510	Adobe Systems Incorporated, (2)	269,133
2,380	Advent Software Inc., (2)	78,040
9,870	Ansys Inc., (2)	307,549
19,200	BMC Software, Inc., (2)	648,768
33,230	CA Inc.	579,199
6,690	Citrix Systems, (2)	213,344
7,772	Microsoft Corporation	184,740
5,020	Nintendo Co., Ltd.	1,389,310

Nuveen Investments

JQC

Nuveen Multi-Strategy Income and Growth Fund 2 (continued)

Portfolio of INVESTMENTS June 30, 2009 (Unaudited)

Shares	Description (1)	Value
	Software (continued)
21,570	Salesforce.com, Inc., (2)	$823,327
25,830	Symantec Corporation, (2)	401,915
	Total Software	4,895,325
	Specialty Retail – 0.3%
4,330	Aeropostale, Inc., (2)	148,389
8,070	Asbury Automotive Group, Inc.	82,637
19,030	Gap, Inc.	312,092
19,498	Guess Inc.	502,658
3,000	Gymboree Corporation, (2)	106,440
24,980	Home Depot, Inc.	590,277
12,520	Hot Topic, Inc., (2)	91,521
37,100	Lowe's Companies, Inc.	720,111
9,240	PetSmart Inc.	198,289
	Total Specialty Retail	2,752,414
	Textiles, Apparel & Luxury Goods – 0.0%
7,880	True Religion Apparel, Inc., (2)	175,723
	Thrifts & Mortgage Finance – 0.1%
96,250	Hudson City Bancorp, Inc.	1,279,162
12,070	People's United Financial, Inc.	181,532
	Total Thrifts & Mortgage Finance	1,460,694
	Tobacco – 0.3%
5,410	Lorillard Inc.	366,635
46,510	Philip Morris International	2,028,765
	Total Tobacco	2,395,400
	Trading Companies & Distributors – 0.1%
119,000	Mitsui & Company Limited	1,410,111
	Water Utilities – 0.0%
1,222	Companhia de Saneamento Basico do Estado de Sao Paulo, ADR, (2)	36,647
	Wireless Telecommunication Services – 0.7%
150	KDDI Corporation	795,906
10,545	Millicom International Cellular S.A., (2)	594,842
18,110	Millicom International Cellular S.A.	1,018,868
1,600	NTT Mobile Communications	2,340,219
27,110	Partner Communications Company Limited	463,309
2,079	TIM Participacoes S.A., ADR, (2)	36,236
2,678	Turkcell Iletisim Hizmetleri A.S., ADR	37,116
605,310	Vodafone Group PLC	1,177,291
	Total Wireless Telecommunication Services	6,463,787
	Total Common Stocks (cost $380,308,517)	316,021,892

Shares	Description (1)	Coupon	Ratings (4)	Value
	Convertible Preferred Securities – 1.9% (1.4% of Total Investments)
	Capital Markets – 0.0%
8,150	AMG Capital Trust II, Convertible Bond	5.150%	BB	195,091
	Commercial Banks – 0.3%
200	Fifth Third Bancorp, Convertible Bond	8.500%	Baa1	17,620
3,350	Wells Fargo & Company, Convertible Bond	7.500%	A	2,629,650
	Total Commercial Banks			2,647,270

Nuveen Investments

Shares	Description (1)	Coupon	Ratings (4)	Value
	Communications Equipment – 0.7%
11,400	Lucent Technologies Capital Trust I	7.750%	B3	$6,954,000
	Diversified Financial Services – 0.4%
4,500	Bank of America Corporation	7.250%	BB–	3,762,135
	Food Products – 0.0%
5,350	Bunge Limited, Convertible Bonds	4.875%	Ba1	434,688
	Health Care Providers & Services – 0.0%
5,050	Omnicare Capital Trust II, Series B	4.000%	B	179,073
	Independent Power Producers & Energy Traders – 0.1%
9,000	AES Trust III, Convertible Preferred	6.750%	B	384,570
400	NRG Energy Inc., Convertible Bond	4.000%	B2	519,600
	Total Independent Power Producers & Energy Traders			904,170
	Insurance – 0.0%
3,600	Reinsurance Group of America Inc.	5.750%	BBB	169,200
	Metals & Mining – 0.1%
1,050	Freeport McMoran Copper & Gold, Inc.	5.500%	BB	1,181,513
	Multi-Utilities – 0.1%
8,550	Centerpoint Energy Inc.	2.000%	BBB–	179,037
5,950	CMS Energy Corporation, Convertible Bonds	4.500%	Ba2	383,403
	Total Multi-Utilities			562,440
	Oil, Gas & Consumable Fuels – 0.1%
600	El Paso Corporation	4.990%	B	465,150
50	El Paso Corporation	4.990%	B	38,763
2,550	Williams Companies Inc., Preferred Convertible Bonds	5.500%	BB	186,628
	Total Oil, Gas & Consumable Fuels			690,541
	Real Estate – 0.1%
13,850	HRPT Properties Trust, Preferred Convertible Bonds	6.500%	Baa3	178,110
8,750	Simon Property Group, Inc., Series I	6.000%	Baa1	412,124
	Total Real Estate			590,234
	Total Convertible Preferred Securities (cost $22,954,125)			18,270,355
Shares	Description (1)	Coupon	Ratings (4)	Value
	$25 Par (or similar) Preferred Securities – 39.7% (29.7% of Total Investments)
	Capital Markets – 3.2%
54,300	Ameriprise Financial, Inc.	7.750%	A	$1,172,880
200,909	BNY Capital Trust V, Series F	5.950%	Aa3	4,512,416
178,302	Credit Suisse	7.900%	Aa3	4,001,097
1,175,757	Deutsche Bank Capital Funding Trust II	6.550%	Aa3	21,140,111
7,000	Deutsche Bank Capital Funding Trust IX	6.625%	Aa3	129,500
16,600	Goldman Sachs Group Inc., Series 2004-4 (CORTS)	6.000%	A2	287,180
18,600	Goldman Sachs Group Inc., Series GSC-3 (PPLUS)	6.000%	A2	325,686
15,200	Morgan Stanley Capital Trust V	5.750%	A3	274,360
2,500	Morgan Stanley Capital Trust VII	6.600%	A3	49,100
	Total Capital Markets			31,892,330
	Commercial Banks – 4.7%
113,900	ASBC Capital I	7.625%	A3	2,182,324
347,917	Banco Santander Finance	6.800%	Aa3	6,732,194

Nuveen Investments

JQC

Nuveen Multi-Strategy Income and Growth Fund 2 (continued)

Portfolio of INVESTMENTS June 30, 2009 (Unaudited)

Shares	Description (1)	Coupon	Ratings (4)	Value
	Commercial Banks (continued)
916,528	Banco Santander Finance	6.500%	Aa3	$16,497,504
166,335	Banco Santander Finance	4.000%	Aa3	1,871,269
28,800	Banesto Holdings, Series A, 144A	10.500%	A1	636,301
28,400	Barclays Bank PLC	7.750%	A	557,776
1,300	Barclays Bank PLC	7.100%	A+	23,777
146,500	Cobank Agricultural Credit Bank	7.000%	N/R	4,562,157
48,000	Cobank Agricultural Credit Bank	11.000%	A	2,298,648
48,612	HSBC Finance Corporation	6.875%	A	1,039,811
1,400	HSBC Holdings PLC	6.200%	A1	25,312
15,100	HSBC USA Inc., Series F	2.858%	A–	517,175
150,500	Merrill Lynch Preferred Capital Trust V	7.280%	Baa3	2,605,155
355,241	National City Capital Trust II	6.625%	A2	6,721,160
9,600	National Westminster Bank PLC	7.760%	A2	126,240
9,700	Wells Fargo Capital Trust VII	5.850%	A–	188,374
22,930	Zions Capital Trust B	8.000%	Baa1	443,696
	Total Commercial Banks			47,028,873
	Diversified Financial Services – 2.6%
60,400	Citigroup Capital XIX	7.250%	Baa3	1,136,728
86,500	ING Groep N.V.	8.500%	A3	1,682,425
29,700	ING Groep N.V.	7.375%	A3	525,690
570,020	ING Groep N.V.	7.200%	A3	9,696,040
755,475	ING Groep N.V.	7.050%	BBB	12,457,783
4,825	National Rural Utilities Cooperative Finance Corporation	6.100%	A3	103,641
	Total Diversified Financial Services			25,602,307
	Diversified Telecommunication Services – 0.9%
109,905	AT&T Inc.	6.375%	A	2,801,478
38,500	BellSouth Capital Funding (CORTS)	7.120%	A	871,063
30,500	BellSouth Corporation (CORTS)	7.000%	A	688,156
25,000	Verizon Communications (CORTS)	7.625%	A	623,250
142,306	Verizon Communications, Series 2004-1 (SATURNS)	6.125%	A	3,278,730
	Total Diversified Telecommunication Services			8,262,677
	Electric Utilities – 0.7%
14,693	Entergy Louisiana LLC	7.600%	A–	370,998
254,600	Entergy Texas Inc.	7.875%	BBB+	6,413,374
1,850	FPL Group Capital Inc.	6.600%	A3	46,065
1,000	National Rural Utilities Cooperative Finance Corporation	6.750%	A3	23,710
	Total Electric Utilities			6,854,147
	Food Products – 0.2%
35,100	Dairy Farmers of America Inc., 144A	7.875%	BBB–	2,329,763
	Insurance – 10.7%
1,146,570	Aegon N.V.	6.375%	Baa1	16,545,005
192,234	Arch Capital Group Limited, Series B	7.875%	BBB–	3,931,185
379,873	Arch Capital Group Limited	8.000%	BBB–	8,342,011
591,600	Berkley WR Corporation, Capital Trust II	6.750%	BBB–	13,251,840
675,001	Delphi Financial Group, Inc.	8.000%	BBB+	12,366,018
26,700	Delphi Financial Group, Inc.	7.376%	BBB–	404,772
199,472	EverestRe Capital Trust II	6.200%	Baa1	3,969,493
5,800	Financial Security Assurance Holdings	6.250%	A+	84,100
906,600	Lincoln National Capital VI, Series F	6.750%	BBB	16,137,480
90,700	Markel Corporation	7.500%	BBB	2,171,358
882,951	PartnerRe Limited, Series C	6.750%	BBB+	18,047,518
143,600	PLC Capital Trust III	7.500%	BBB	2,633,624
14,000	PLC Capital Trust IV	7.250%	BBB	275,380
24,017	Protective Life Corporation	7.250%	BBB	453,681

Nuveen Investments

Shares	Description (1)	Coupon	Ratings (4)	Value
	Insurance (continued)
136,730	Prudential Financial Inc.	9.000%	A–	$3,224,093
27,082	Prudential PLC	6.750%	A–	495,601
121,800	RenaissanceRe Holdings Limited, Series B	7.300%	BBB+	2,498,118
35,900	RenaissanceRe Holdings Limited, Series C	6.080%	BBB+	642,610
	Total Insurance			105,473,887
	IT Services – 0.0%
5,100	Vertex Industries Inc. (PPLUS)	7.625%	A	124,746
	Media – 4.8%
32,700	CBS Corporation	7.250%	BBB–	593,505
586,321	CBS Corporation	6.750%	BBB–	10,020,226
1,014,662	Comcast Corporation	7.000%	BBB+	23,185,027
647,540	Viacom Inc.	6.850%	BBB	13,449,406
	Total Media			47,248,164
	Multi-Utilities – 0.9%
96,800	Dominion Resources Inc.	8.375%	BBB	2,458,720
233,000	Xcel Energy Inc.	7.600%	Baa2	5,901,890
	Total Multi-Utilities			8,360,610
	Oil, Gas & Consumable Fuels – 1.3%
613,300	Nexen Inc.	7.350%	BB+	12,578,783
	Pharmaceuticals – 0.1%
42,600	Bristol Myers Squibb Company (CORTS)	6.250%	A+	988,320
	Real Estate – 9.3%
946,313	Developers Diversified Realty Corporation, Series H	7.375%	Ba1	10,551,390
7,300	Duke Realty Corporation, Series K	6.500%	BBB	97,820
135,900	Duke Realty Corporation, Series L	6.600%	Baa2	1,814,265
22,700	Duke Realty Corporation, Series N	7.250%	Baa3	328,696
365,177	Duke Realty Corporation, Series O	8.375%	Baa3	6,412,508
122,700	Duke-Weeks Realty Corporation	6.625%	Baa2	1,640,499
151,515	Equity Residential Properties Trust, Series N	6.480%	BBB–	2,827,270
400,883	HRPT Properties Trust, Series B	8.750%	Baa3	7,183,823
532,500	HRPT Properties Trust, Series C	7.125%	Baa3	8,019,450
585,916	Kimco Realty Corporation, Series G	7.750%	Baa2	12,099,165
3,997	Prologis Trust, Series C	8.540%	BBB	145,391
51,275	Prologis Trust, Series G	6.750%	Baa3	840,910
236,606	Public Storage, Inc.	6.750%	Baa1	4,755,781
26,432	Public Storage, Inc., Series C	6.600%	Baa1	514,895
143,800	Public Storage, Inc., Series E	6.750%	Baa1	2,881,752
27,011	Public Storage, Inc., Series H	6.950%	Baa1	559,668
32,903	Realty Income Corporation	6.750%	Baa3	693,595
136,189	Regency Centers Corporation	7.450%	BBB	2,691,095
1,227,443	Wachovia Preferred Funding Corporation	7.250%	B2	22,167,621
203,225	Weingarten Realty Investors Series F	6.500%	Baa3	3,176,407
120,500	Weingarten Realty Trust, Series E	6.950%	Baa1	2,007,530
	Total Real Estate			91,409,531
	Wireless Telecommunication Services – 0.3%
135,800	Telephone and Data Systems Inc.	7.600%	Baa2	2,790,690
19,846	United States Cellular Corporation	8.750%	Baa2	473,128
5,900	United States Cellular Corporation	7.500%	Baa2	120,241
	Total Wireless Telecommunication Services			3,384,059
	Total $25 Par (or similar) Preferred Securities (cost $517,265,248)			391,538,197

Nuveen Investments

JQC

Nuveen Multi-Strategy Income and Growth Fund 2 (continued)

Portfolio of INVESTMENTS June 30, 2009 (Unaudited)

Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (5)	Ratings (4)	Value
	Variable Rate Senior Loan Interests – 12.5% (9.4% of Total Investments) (6)
	Aerospace & Defense – 0.1%
$574	DAE Aviation Holdings, Inc., Term Loan B1	4.444%	7/31/14	B+	$448,085
563	DAE Aviation Holdings, Inc., Term Loan B2	4.790%	7/31/14	B+	439,484
900	McKechnie Aerospace Holdings, Inc., Term Loan	5.310%	5/11/15	N/R	524,250
2,037	Total Aerospace & Defense				1,411,819
	Airlines – 0.3%
2,504	ACTS Aero Technical Support & Services, Inc., Term Loan, (7)	7.372%	10/16/14	N/R	569,579
977	American Airlines, Inc., Term Loan	6.500%	12/17/10	B+	906,419
1,960	Delta Air Lines, Inc., Term Loan	3.568%	4/30/14	B	1,355,901
5,441	Total Airlines				2,831,899
	Building Products – 0.4%
3,523	Building Materials Corporation of America, Term Loan	3.063%	2/22/14	B+	3,088,122
973	TFS Acquisition, Term Loan	5.098%	8/11/13	B2	449,781
4,496	Total Building Products				3,537,903
	Chemicals – 0.7%
771	Celanese US Holdings LLC, Term Loan	2.942%	4/02/14	BB+	716,926
2,948	Hercules Offshore, Inc., Term Loan	2.960%	7/11/13	BB–	2,608,537
695	LyondellBasell Finance Company, DIP Term Loan, (8), (9)	9.168%	12/15/09	CC	729,513
54	LyondellBasell Finance Company, Dutch Revolving Line of Credit, (9)	3.815%	12/20/13	Caa2	24,092
126	LyondellBasell Finance Company, Dutch Tranche A, Term Loan, (9)	3.815%	12/20/13	Caa2	55,335
155	LyondellBasell Finance Company, German Tranche B1, Euro Term Loan, (9)	4.065%	12/20/14	Caa2	68,388
155	LyondellBasell Finance Company, German Tranche B2, Euro Term Loan, (9)	4.065%	12/20/14	Caa2	68,388
155	LyondellBasell Finance Company, German Tranche B3, Euro Term Loan, (9)	4.065%	12/20/14	Caa2	68,388
203	LyondellBasell Finance Company, Revolving Line of Credit, (9)	3.815%	12/20/13	Caa2	89,330
1,203	LyondellBasell Finance Company, Roll-Up DIP Term Loan, (9)	5.825%	12/15/09	N/R	1,005,302
387	LyondellBasell Finance Company, US Tranche A, Term Loan, (9)	3.815%	12/20/13	Caa2	170,198
674	LyondellBasell Finance Company, US Tranche B1, Term Loan, (9)	7.000%	12/20/14	Caa2	296,757
674	LyondellBasell Finance Company, US Tranche B2, Term Loan, (9)	7.000%	12/22/14	Caa2	296,757
674	LyondellBasell Finance Company, US Tranche B3, Term Loan, (9)	7.000%	12/22/14	Caa2	296,757
8,874	Total Chemicals				6,494,668
	Commercial Services & Supplies – 0.2%
105	Aramark Corporation, Letter of Credit	2.473%	1/24/14	BB	97,038
1,656	Aramark Corporation, Term Loan	2.473%	1/24/14	BB	1,527,449
1,761	Total Commercial Services & Supplies				1,624,487
	Communications Equipment – 0.2%
1,126	CommScope Inc., Term Loan B	3.098%	12/27/14	BB	1,079,435
922	IPC Systems, Inc., Term Loan	2.735%	5/31/14	B+	714,536
2,048	Total Communications Equipment				1,793,971
	Diversified Consumer Services – 0.3%
963	Cengage Learning Acquisitions, Inc., Term Loan	2.810%	7/05/14	B+	812,371
257	Laureate Education, Inc., Delayed Term Loan	4.342%	8/17/14	B1	222,753
1,711	Laureate Education, Inc., Term Loan B	4.342%	8/17/14	B1	1,484,684
2,931	Total Diversified Consumer Services				2,519,808
	Electric Utilities – 0.4%
904	Calpine Corporation, DIP Term Loan	3.475%	3/29/14	B+	802,986
1,965	TXU Corporation, Term Loan B2	3.821%	10/10/14	B+	1,409,029
2,540	TXU Corporation, Term Loan B3, WI/DD	TBD	TBD	B+	1,820,586
5,409	Total Electric Utilities				4,032,601

Nuveen Investments

Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (5)	Ratings (4)	Value
	Electrical Equipment – 0.1%
$1,692	Allison Transmission Holdings, Inc., Term Loan	3.071%	8/07/14	B	$1,349,708
	Energy Equipment & Services – 0.2%
2,383	PGS Finance, Inc., Term Loan	2.350%	6/29/15	Ba2	2,210,542
	Health Care Equipment & Supplies – 0.1%
90	Bausch & Lomb, Inc., Delayed Term Loan, (8)	3.191%	4/24/15	BB–	80,464
473	Bausch & Lomb, Inc., Term Loan	3.848%	4/24/15	BB–	435,229
923	Biomet, Inc., Term Loan	3.580%	3/25/15	BB–	864,867
1,486	Total Health Care Equipment & Supplies				1,380,560
	Health Care Providers & Services – 1.9%
270	Community Health Systems, Inc., Delayed Term Loan	2.560%	7/25/14	BB	243,663
5,359	Community Health Systems, Inc., Term Loan	2.898%	7/25/14	BB	4,836,867
490	Concentra, Inc., Term Loan	2.850%	6/25/14	B+	417,725
36	HCA, Inc., Term Loan A	2.348%	11/18/12	BB	32,704
2,676	HCA, Inc., Term Loan	2.348%	11/18/13	BB	2,421,347
2,581	Health Management Associates, Inc., Term Loan	2.348%	2/28/14	BB–	2,283,000
708	IASIS Healthcare LLC, Delayed Term Loan	2.310%	3/14/14	Ba2	652,491
191	IASIS Healthcare LLC, Letter of Credit	0.210%	3/14/14	Ba2	175,755
2,047	IASIS Healthcare LLC, Term Loan	2.310%	3/14/14	Ba2	1,885,512
1,577	Select Medical Corporation, Term Loan B2	2.724%	2/24/12	Ba2	1,488,908
1,824	Select Medical Corporation, Term Loan	2.720%	2/24/12	Ba2	1,722,417
253	Sun Healthcare Group, Inc., Synthetic Letter of Credit	2.598%	4/19/14	Ba2	225,021
1,235	Sun Healthcare Group, Inc., Term Loan	3.116%	4/19/14	Ba2	1,097,144
978	Vanguard Health Holding Company II LLC, Replacement Term Loan	2.560%	9/23/11	Ba3	937,088
20,225	Total Health Care Providers & Services				18,419,642
	Hotels, Restaurants & Leisure – 1.2%
2,237	CCM Merger, Inc., Term Loan B	8.500%	7/13/12	B+	1,884,428
1,919	Cedar Fair LP, Term Loan	2.310%	8/30/12	BB–	1,804,103
1,575	Harrah's Operating Company, Inc., Term Loan B2	4.092%	1/28/15	B	1,158,906
335	Isle of Capri Casinos, Inc., Delayed Term Loan A	2.348%	11/25/13	B+	303,743
444	Isle of Capri Casinos, Inc., Delayed Term Loan B	2.060%	11/25/13	B+	402,927
1,111	Isle of Capri Casinos, Inc., Delayed Term Loan	2.348%	11/25/13	B+	1,007,318
983	Orbitz Worldwide, Inc., Term Loan	3.521%	7/25/14	BB–	659,258
1,970	Travelport LLC, Delayed Term Loan	2.810%	8/23/13	Ba2	1,557,719
134	Travelport LLC, Letter of Credit	3.098%	8/23/13	Ba2	105,858
669	Travelport LLC, Term Loan	2.914%	8/23/13	Ba2	527,572
584	Venetian Casino Resort LLC, Delayed Term Loan	2.060%	5/23/14	B–	414,773
1,717	Venetian Casino Resort LLC, Term Loan	2.060%	5/23/14	B–	1,218,322
898	Wintergames Holdings, Term Loan A	7.810%	12/22/13	N/R	622,033
14,576	Total Hotels, Restaurants & Leisure				11,666,960
	Independent Power Producers & Energy Traders – 0.3%
1,209	NRG Energy, Inc., Credit Linked Deposit	2.348%	2/01/13	BB+	1,140,514
2,256	NRG Energy, Inc., Term Loan	2.016%	2/01/13	BB+	2,127,724
3,465	Total Independent Power Producers & Energy Traders				3,268,238
	Insurance – 0.3%
3,926	Conseco, Inc., Term Loan	6.500%	10/10/13	Caa1	2,630,487
	IT Services – 0.6%
2,139	First Data Corporation, Term Loan B1	3.065%	9/24/14	B+	1,608,494
1,205	Infor Global Solutions Intermediate Holdings, Ltd., Delayed Term Loan	4.060%	7/28/12	B+	993,893
2,309	Infor Global Solutions Intermediate Holdings, Ltd., Term Loan	4.060%	7/28/12	N/R	1,904,632
1,194	SunGard Data Systems, Inc., Term Loan B	2.462%	2/28/14	BB	1,112,012
6,847	Total IT Services				5,619,031

Nuveen Investments

JQC

Nuveen Multi-Strategy Income and Growth Fund 2 (continued)

Portfolio of INVESTMENTS June 30, 2009 (Unaudited)

Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (5)	Ratings (4)	Value
	Leisure Equipment & Products – 0.2%
$583	Herbst Gaming, Inc., Delayed Term Loan, (7), (9)	0.000%	12/02/11	D	$276,741
671	Herbst Gaming, Inc., Term Loan, (7), (9)	0.000%	12/02/11	D	318,506
6,000	Wimar OpCo LLC, Term Loan, (9)	0.000%	1/03/12	N/R	1,698,750
7,254	Total Leisure Equipment & Products				2,293,997
	Machinery – 0.1%
1,695	Oshkosh Truck Corporation, Term Loan	7.337%	12/06/13	B+	1,560,105
	Media – 2.3%
2,593	Cequel Communications LLC, Term Loan B	2.318%	11/05/13	BB–	2,379,219
5,254	Charter Communications Operating Holdings LLC, Term Loan, (9)	6.250%	3/06/14	Ba2	4,765,110
2,500	Citadel Broadcasting Corporation, Term Loan	2.350%	6/12/14	CCC	1,314,583
851	Discovery Communications Holdings LLC, Term Loan	2.598%	5/14/14	Baa3	803,143
1,893	Gray Television, Inc., Term Loan B	6.820%	12/31/14	CCC+	1,177,103
956	Idearc, Inc., Term Loan, (7), (9)	4.250%	11/17/14	Caa3	412,848
3,150	Metro-Goldwyn-Mayer Studios, Inc., Term Loan B	3.560%	4/08/12	N/R	1,756,272
2,789	Neilsen Finance LLC, Term Loan	2.321%	8/09/13	Ba3	2,516,851
944	Philadelphia Newspapers, Term Loan, (7), (9)	7.750%	6/29/13	N/R	221,864
1,955	Readers Digest Association, Inc., Term Loan	2.644%	3/02/14	CCC	852,869
5,925	Tribune Company, Term Loan B, (7), (9)	0.000%	6/04/14	Ca	2,031,783
1,256	Tribune Company, Term Loan X, (7), (9)	0.000%	6/04/09	Ca	429,422
5,600	Univision Communications, Inc., Term Loan	2.560%	9/29/14	B2	4,201,999
35,666	Total Media				22,863,066
	Metals & Mining – 0.2%
2,411	John Maneely Company, Term Loan	4.052%	12/08/13	B	1,896,018
	Oil, Gas & Consumable Fuels – 0.4%
2,962	CCS Income Trust, Term Loan	3.310%	11/14/14	B	2,197,119
1,978	Venoco, Inc., Term Loan	4.375%	5/07/14	B	1,523,015
466	Western Refining, Inc., Term Loan	8.250%	5/30/14	BB–	449,498
5,406	Total Oil, Gas & Consumable Fuels				4,169,632
	Paper & Forest Products – 0.1%
1,110	Georgia-Pacific Corporation, Term Loan B	2.557%	12/21/12	BB+	1,049,959
	Pharmaceuticals – 0.2%
2,000	Royalty Pharma Finance Trust, Unsecured Term Loan	7.750%	5/15/15	Baa3	1,750,000
	Real Estate Management & Development – 0.3%
3,795	LNR Property Corporation, Term Loan B	3.820%	7/12/11	B2	1,962,167
1,736	Realogy Corporation, Delayed Term Loan	4.159%	10/10/13	Caa1	1,265,835
5,531	Total Real Estate Management & Development				3,228,002
	Road & Rail – 0.1%
917	Swift Transportation Company, Inc., Term Loan	3.625%	5/10/14	B–	684,571
	Specialty Retail – 1.3%
89	Blockbuster, Inc., Tranche B, Term Loan	5.08%	8/20/11	B1	-
7,598	Burlington Coat Factory Warehouse Corporation, Term Loan	2.560%	5/28/13	B3	5,964,378
2,000	Claire's Stores, Inc. Term Loan B, WI/DD	TBD	TBD	Caa2	1,120,833
1,415	Michaels Stores, Inc., Term Loan	2.676%	10/31/13	B	1,126,993
3,600	Toys "R" Us – Delaware, Inc., Term Loan B	4.565%	7/19/12	BB–	3,317,626
1,462	TRU 2005 RE Holding Co I LLC, Term Loan	3.320%	12/08/09	B3	1,446,946
16,164	Total Specialty Retail				12,976,776
$165,751	Total Variable Rate Senior Loan Interests (cost $154,109,566)				123,264,450

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Convertible Bonds – 10.3% (7.7% of Total Investments)
	Aerospace & Defense – 0.2%
$250	AAR Corporation, Convertible Bond	1.750%	2/01/26	BB	$207,188
550	Alliant Techsystems, Inc., Convertible Bonds	2.750%	9/15/11	BB–	576,813
300	Alliant Techsystems, Inc., Convertible Bonds	2.750%	2/15/24	BB–	322,875
750	L-3 Communications Corporation, Convertible Bond	3.000%	8/01/35	BB+	724,688
300	Orbital Sciences Corporation, Convertible Bond	2.438%	1/15/27	BB–	275,625
2,150	Total Aerospace & Defense				2,107,189
	Airlines – 0.5%
3,375	JetBlue Airways Corporation	3.750%	3/15/35	CCC	3,248,438
1,146	JetBlue Airways Corporation	6.750%	10/15/39	CCC	1,213,328
4,521	Total Airlines				4,461,766
	Auto Components – 0.2%
300	BorgWarner Inc.	3.500%	4/15/12	BBB	379,125
300	Johnson Controls Inc., Convertible Bond	6.500%	9/30/12	BBB	606,000
1,200	Magna International Inc., Class A	6.500%	3/31/10	N/R	1,044,526
1,800	Total Auto Components				2,029,651
	Beverages – 0.1%
650	Molson Coors Brewing Company, Senior Convertible Notes	2.500%	7/30/13	BBB–	697,125
	Biotechnology – 0.5%
925	Amgen Inc.	0.125%	2/01/11	A+	883,375
1,700	Amgen Inc.	0.125%	2/01/11	A+	1,623,500
1,625	Amgen Inc.	0.375%	2/01/13	A+	1,474,688
200	BioMarin Pharmaceutical Inc.	2.500%	3/29/13	CCC	218,750
400	BioMarin Pharmaceutical Inc.	1.875%	4/23/17	B–	363,000
250	Invitrogen Corporation, Convertible Bond	2.000%	8/01/23	BB+	316,563
5,100	Total Biotechnology				4,879,876
	Capital Markets – 0.1%
600	Affiliated Managers Group Inc.	3.950%	8/15/38	BBB–	516,000
300	BlackRock Inc.	2.625%	2/15/35	A+	531,750
900	Total Capital Markets				1,047,750
	Commercial Banks – 0.2%
850	National City Corporation, Convertible Senior Notes	4.000%	2/01/11	A1	839,375
450	SVB Financial Group, Convertible Bond	3.875%	4/15/11	A3	406,125
850	U.S. Bancorp, Convertible Bonds	0.000%	12/11/35	Aa3	806,438
2,150	Total Commercial Banks				2,051,938
	Commercial Services & Supplies – 0.1%
200	Covanta Holding Corporation, Convertible Bonds	3.250%	6/01/14	Ba3	217,250
600	Covanta Holding Corporation, Convertible Bonds	1.000%	2/01/27	Ba3	523,500
800	Total Commercial Services & Supplies				740,750
	Communications Equipment – 0.2%
550	Ciena Corporation, Convertible Bond	0.875%	6/15/17	B+	274,313
200	CommScope Inc.	3.250%	7/01/15	B	228,000
800	Lucent Technologies Inc., Series B	2.875%	6/15/25	B+	571,000
600	Lucent Technologies Inc.	2.875%	6/15/23	BB–	571,500
2,150	Total Communications Equipment				1,644,813
	Computers & Peripherals – 0.4%
1,400	EMC Corporation, Convertible Bonds 144A	1.750%	12/01/11	A–	1,456,000
150	EMC Corporation, Convertible Bonds 144A	1.750%	12/01/11	A–	156,000
700	EMC Corporation, Convertible Bonds 144A	1.750%	12/01/13	A–	717,500

Nuveen Investments

JQC

Nuveen Multi-Strategy Income and Growth Fund 2 (continued)

Portfolio of INVESTMENTS June 30, 2009 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Computers & Peripherals (continued)
$600	EMC Corporation, Convertible Bonds 144A	1.750%	12/01/13	A–	$615,000
400	Maxtor Corporation, Convertible Bonds	2.375%	8/15/12	B	344,500
950	Sandisk Corporation, Convertible Bond	1.000%	5/15/13	B	600,875
4,200	Total Computers & Peripherals				3,889,875
	Construction & Engineering – 0.0%
100	Fluor Corporation, Convertible Bonds	1.500%	2/15/24	A3	184,625
	Containers & Packaging – 0.1%
600	Sealed Air Corporation, 144A	3.000%	6/30/33	Baa3	603,750
	Diversified Financial Services – 0.1%
200	Leucadia National Corporation, Convertible Bonds	3.750%	4/15/14	BB–	220,500
550	NASDAQ Stock Market Inc., Convertible Bond	2.500%	8/15/13	BB+	453,750
750	Total Diversified Financial Services				674,250
	Diversified Telecommunication Services – 0.1%
1,300	Qwest Communications International Inc., Convertible Bond	3.500%	11/15/25	B+	1,287,000
	Electrical Equipment – 0.1%
550	General Cable Corporation, Convertible Bonds	1.000%	10/15/12	B+	434,500
300	General Cable Corporation, Convertible Bonds	0.875%	11/15/13	B+	273,750
500	Roper Industries Inc.	0.000%	1/15/34	BB+	284,375
1,350	Total Electrical Equipment				992,625
	Electronic Equipment & Instruments – 0.1%
550	Anixter International Inc., Convertible Bond	0.000%	7/07/33	BB–	335,500
300	Itron Inc.	2.500%	8/01/26	B–	329,250
600	Tech Data Corporation, Convertible Bonds	2.750%	12/15/26	BBB–	560,250
1,450	Total Electronic Equipment & Instruments				1,225,000
	Energy Equipment & Services – 0.8%
150	Cooper Cameron Corporation	1.500%	5/15/24	BBB+	245,438
1,200	Nabors Industries Inc., Convertible Bond Series 144A	0.940%	5/15/11	BBB+	1,122,000
150	Nabors Industries Inc., Convertible Bond Series 144A	0.940%	5/15/11	BBB+	140,250
250	Schlumberger Limited	2.125%	6/01/23	A+	370,938
450	SESI LLC, Convertible Bond, 144A	1.500%	12/15/26	BB+	375,750
1,600	Transocean Inc., Convertible Bond	1.625%	12/15/37	BBB+	1,520,000
2,200	Transocean Inc.	1.500%	12/15/37	BBB+	2,026,750
1,625	Transocean Inc.	1.500%	12/15/37	BBB+	1,440,156
7,625	Total Energy Equipment & Services				7,241,282
	Food Products – 0.2%
400	Archer Daniels Midland Company, Convertible Bonds	0.875%	2/15/14	A	366,000
500	Archer Daniels Midland Company, Convertible Bonds	0.875%	2/15/14	A	457,500
250	Chiquita Brands International Inc., Convertible Bond	4.250%	8/15/16	B–	176,875
300	Smithfield Foods Inc., Convertible Bond	4.000%	6/30/13	B	269,250
500	Tyson Foods inc., Convertible Bond	3.250%	10/15/13	BB	506,875
1,950	Total Food Products				1,776,500
	Health Care Equipment & Supplies – 0.7%
250	American Medical Systems Holdings, Convertible Bond	3.250%	7/01/36	B	242,188
200	Beckman Coulter Inc., Convertible Bonds	2.500%	12/15/36	BBB	198,750
150	Beckman Coulter Inc., Convertible Bonds	2.500%	12/15/36	BBB	149,063
1,700	Hologic Inc.	2.000%	12/15/37	B+	1,215,500
300	Invacare Corporation, Convertible Bond	4.125%	2/01/27	B–	252,000
900	Inverness Medical Innovation Inc., Convertible Bonds	3.000%	5/15/16	B–	855,000
600	Kinetic Concepts Inc., Convertible Bond	3.250%	4/15/15	B+	470,250

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Health Care Equipment & Supplies (continued)
$1,800	Medtronic, Inc., Convertible Bond	1.500%	4/15/11	AA–	$1,750,500
1,650	Medtronic, Inc., Convertible Bond	1.625%	4/15/13	AA–	1,528,313
7,550	Total Health Care Equipment & Supplies				6,661,564
	Health Care Providers & Services – 0.4%
200	AmeriGroup Corporation, Convertible Bond	2.000%	5/15/12	B+	179,500
200	Laboratory Corporation of America Holdings	0.000%	9/11/21	BBB–	184,250
450	LifePoint Hospitals, Inc., Convertible Bond	3.250%	8/15/25	B1	362,250
850	LifePoint Hospitals, Inc., Convertible Bonds	3.500%	5/15/14	B	686,375
3,465	Omnicare, Inc.	3.250%	12/15/35	B+	2,416,838
5,165	Total Health Care Providers & Services				3,829,213
	Hotels, Restaurants & Leisure – 0.9%
600	Carnival Corporation	2.000%	4/15/21	A3	577,500
400	Carnival Corporation	1.132%	4/29/33	A3	263,000
500	International Game Technology	3.250%	5/01/14	BBB	540,625
650	International Game Technology	2.600%	12/15/36	BBB	645,125
3,710	Punch Taverns Corporation, Convertible Bonds	5.000%	12/14/10	N/R	5,908,885
300	Scientific Games Corporation	0.750%	12/01/24	BB–	292,125
6,160	Total Hotels, Restaurants & Leisure				8,227,260
	Household Durables – 0.1%
450	D.R. Horton, Inc.	2.000%	5/15/14	BB–	432,000
450	Newell Rubbermaid Inc.	5.500%	3/15/14	BBB–	636,750
900	Total Household Durables				1,068,750
	Independent Power Producers & Energy Traders – 0.0%
200	Allegheny Technologies Inc., Convertible Bond	4.250%	6/01/14	BBB–	221,000
	Internet & Catalog Retail – 0.1%
50	Priceline.com, Inc., Convertible Bonds	0.500%	9/30/11	BB–	138,313
250	Priceline.com, Inc., Convertible Bonds	0.750%	9/30/13	BB–	691,563
300	Total Internet & Catalog Retail				829,876
	Internet Software & Services – 0.0%
550	Equinix Inc., Convertible Bond	3.000%	10/15/14	B–	444,125
	IT Services – 0.0%
450	Verifone Holdings Inc.	1.375%	6/15/12	B–	330,188
	Leisure Equipment & Products – 0.0%
350	Hasbro Inc.	2.750%	12/01/21	BBB	425,688
	Life Sciences Tools & Services – 0.2%
350	Apogent Technologies, Inc., Convertible Bonds	0.000%	12/15/33	A–	487,375
300	Charles River Laboratories International, Inc.	2.250%	6/15/13	BB+	274,125
250	Fisher Scientific International, Inc., Convertible Bonds	2.500%	10/01/23	A–	434,375
450	Invitrogen Corporation, Convertible Bond	1.500%	2/15/24	BB+	448,313
500	Invitrogen Corporation, Convertible Bond	3.250%	6/15/25	BB+	523,125
1,850	Total Life Sciences Tools & Services				2,167,313
	Machinery – 0.1%
600	Danaher Corporation, Convertible Bonds	0.000%	1/22/21	A+	550,500
350	Ingersoll Rand	4.500%	4/15/12	BBB+	470,313
200	Terex Corporation	4.000%	6/01/15	B	196,750
1,150	Total Machinery				1,217,563

Nuveen Investments

JQC

Nuveen Multi-Strategy Income and Growth Fund 2 (continued)

Portfolio of INVESTMENTS June 30, 2009 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Media – 0.1%
$350	Interpublic Group Companies Inc., Convertible Notes	4.250%	3/15/23	Ba3	$312,375
1,050	Liberty Media Corporation	3.125%	3/30/23	BB+	896,438
1,400	Total Media				1,208,813
	Metals & Mining – 0.8%
500	Alcoa Inc., Convertible Bond	5.250%	3/15/14	Baa3	878,125
3,065	Coeur d'Alene Mines Corporation, Convertible Bond	1.250%	1/15/24	CCC–	2,689,538
3,000	Gold Reserve, Inc., Convertible Bonds	5.500%	6/15/22	N/R	1,530,000
550	Newmont Mining Corporation	1.250%	7/15/14	BBB+	598,813
650	Newmont Mining Corporation	1.625%	7/15/17	BBB+	683,313
250	Steel Dynamics Inc.	5.125%	6/15/14	BB+	276,250
600	United States Steel Corporation	4.000%	5/15/14	BB	788,250
8,615	Total Metals & Mining				7,444,289
	Multiline Retail – 0.0%
450	Saks, Inc., Convertible Bonds	2.000%	3/15/24	B	302,063
	Oil, Gas & Consumable Fuels – 0.5%
250	Alpha Natural Resouces Inc., Convertible Bond	2.375%	4/15/15	B+	200,625
550	Chesapeake Energy Corporation, 144A	2.750%	11/15/35	BB	479,188
1,100	Chesapeake Energy Corporation, Convertible Bonds	2.500%	5/15/37	BB	783,750
1,000	Chesapeake Energy Corporation, Convertible Bonds	2.250%	12/15/38	BB	618,750
650	Massey Energy Company, Convertible Bond	3.250%	8/01/15	BB–	432,250
550	Peabody Energy Corp., Convertible Bond	4.750%	12/15/66	Ba3	398,063
450	Pioneer Natural Resouces Company, Convertible Bond	2.875%	1/15/38	BB+	394,313
1,550	USEC Inc., Convertible Bond	3.000%	10/01/14	CCC	1,007,500
200	Western Refining Inc., Convertible Bond	5.750%	6/15/14	B–	179,500
6,300	Total Oil, Gas & Consumable Fuels				4,493,939
	Pharmaceuticals – 0.7%
1,075	Allergan Inc., Convertible Bond	1.500%	4/01/26	A	1,097,844
600	King Pharmaceuticals Inc., Convertible Bonds	1.250%	4/01/26	BB	473,250
750	Myland Labs, Inc., Convertible Bonds	1.250%	3/15/12	B+	653,438
550	Myland Labs, Inc., Convertible Bonds	3.750%	9/15/15	B+	618,063
1,100	Teva Pharmaceutical Finance Company B.V., Series D	1.750%	2/01/26	BBB+	1,241,625
967	Teva Pharmaceutical Finance, Series B	0.250%	2/01/24	BBB+	1,376,766
200	Valeant Pharmaceuticals International Convertible Bond	4.000%	11/15/13	B–	208,750
1,400	Watson Pharmaceuticals Inc., Convertible Bond	1.750%	3/15/23	BB+	1,387,750
6,642	Total Pharmaceuticals				7,057,486
	Professional Services – 0.0%
100	FTI Consulting Inc., Convertible Bond	3.750%	7/15/12	B+	169,500
	Real Estate – 0.9%
550	Boston Properties Limited Partnership, Convertible Bonds, 144A	3.625%	2/15/14	A–	462,000
1,250	Boston Properties Limited Partnership, Convertible Bonds, 144A	2.875%	2/15/37	A–	1,101,563
300	Brandywine Operating Partnership, Convertible Bonds	3.875%	10/15/26	BBB–	269,625
700	Duke Realty Corporation, Series D	3.750%	12/01/11	BBB	611,625
600	ERP Operating LP	3.850%	8/15/26	BBB+	572,580
250	Health Care REIT, Inc., Convertible Bonds	4.750%	12/01/26	Baa2	241,250
300	Health Care REIT, Inc., Convertible Bonds	4.750%	7/15/27	Baa2	281,625
700	Hospitality Properties Trust, Convertible Bonds	3.800%	3/15/27	BBB	587,125
400	Host Hotels & Resorts Inc, Convertible Bonds, 144A	2.625%	4/15/27	BB	341,500
350	Host Marriot LP, Convertible Bonds, 144A	3.250%	4/15/24	BB+	339,938
350	Prologis, Convertible Bonds	2.250%	4/01/37	BBB–	281,750
450	Prologis, Convertible Bonds	2.250%	4/01/37	BBB–	362,250
400	Rayonier Trust Holdings Inc., Convertible Bond	3.750%	10/15/12	BBB	384,000
450	Ventas Inc., Convertible Bond	3.875%	11/15/11	BBB–	429,188
1,000	Vornado Realty Trust, Convertible Bonds	2.850%	4/01/27	BBB	874,999

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Real Estate (continued)
$600	Vornado Realty, Convertible Bond	3.875%	4/15/25	BBB	$577,499
750	Vornado Realty, Convertible Bond	3.625%	11/15/26	BBB	682,499
650	Weingarten Realty Investment Trust, Convertible Bonds	3.950%	8/01/26	BBB	620,749
10,050	Total Real Estate				9,021,765
	Semiconductors & Equipment – 0.5%
3,550	Advanced Micro Devices, Inc., Convertible Bonds	5.750%	8/15/12	B	2,200,999
1,100	Intel Corporation, Convertible Bond	2.950%	12/15/35	A–	929,499
1,350	Micron Technology, Inc.	1.875%	6/01/14	B–	803,249
500	ON Semiconductor Corporation, Convertible Bonds	2.625%	12/15/26	B+	448,749
3,500	Qimonda Finance LLC, Convertible Bond, (10)	6.750%	3/22/13	N/R	104,999
450	Xilinx Inc., Convertible Bond, 144A	3.125%	3/15/37	BB	331,874
100	Xilinx Inc., Convertible Bond, 144A	3.125%	3/15/37	BB	73,749
10,550	Total Semiconductors & Equipment				4,893,118
	Software – 0.0%
400	Computer Associates International Inc., Convertible Bond, Series 144A	1.625%	12/15/09	BBB	410,499
	Specialty Retail – 0.0%
450	Best Buy Co., Inc.	2.250%	1/15/22	Baa3	433,124
	Textiles, Apparel & Luxury Goods – 0.0%
300	Iconix Brand Group, Inc., Convertible Notes	1.875%	6/30/12	B	258,374
	Trading Companies & Distributors – 0.0%
350	Wesco International, Inc., Convertible Bonds	1.750%	11/15/26	B	291,812
	Wireless Telecommunication Services – 0.3%
200	American Tower Corporation	3.000%	8/15/12	BB+	308,749
1,100	Nextel Communications, Inc., Convertible Senior Notes	5.250%	1/15/10	BB	1,094,499
1,341	NII Holdings Inc.	3.125%	6/15/12	N/R	1,037,598
2,641	Total Wireless Telecommunication Services				2,440,846
$112,419	Total Convertible Bonds (cost $108,139,835)				101,383,933
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Corporate Bonds – 9.5% (7.1% of Total Investments)
	Aerospace & Defense – 0.1%
$1,000	Hexcel Corporation, Term Loan	6.750%	2/01/15	B+	$932,500
	Chemicals – 0.3%
500	Hexion US Finance Corporation	9.750%	11/15/14	Caa1	227,500
1,000	Momentive Performance Materials	9.750%	12/01/14	Ca	450,000
2,100	Rockwood Specialties Group Inc., Series WI	7.500%	11/15/14	B–	1,984,500
3,600	Total Chemicals				2,662,000
	Commercial Services & Supplies – 0.1%
1,200	Ticketmaster	10.750%	8/01/16	BB–	1,074,000
	Containers & Packaging – 0.0%
500	Owens-Brockway Glass Containers	7.375%	5/15/16	BB	487,500
	Diversified Telecommunication Services – 0.1%
1,500	Intelsat Bermuda Limited, Series 144A	9.250%	8/15/14	BB–	1,458,750

Nuveen Investments

JQC

Nuveen Multi-Strategy Income and Growth Fund 2 (continued)

Portfolio of INVESTMENTS June 30, 2009 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Electric Utilities – 0.2%
$1,000	Sierra Pacific Resources, Series 2006	6.750%	8/15/17	BB	$910,831
2,000	Texas Competitive Electric Holdings, Series A	10.250%	11/01/15	Caa1	1,255,000
3,000	Total Electric Utilities				2,165,831
	Electronic Equipment & Instruments – 0.1%
1,000	Sanmina-SCI Corporation	8.125%	3/01/16	B3	733,750
	Energy Equipment & Services – 0.1%
1,000	Pride International Inc.	7.375%	7/15/14	BBB–	997,500
	Food & Staples Retailing – 0.3%
1,000	Duane Reade Inc.	5.129%	12/15/10	CCC+	932,500
2,000	Stater Brothers Holdings Inc.	8.125%	6/15/12	B+	1,980,000
3,000	Total Food & Staples Retailing				2,912,500
	Food Products – 0.3%
2,700	Dole Foods Company	8.750%	7/15/13	B–	2,497,500
	Health Care Equipment & Supplies – 0.5%
1,000	Biomet Inc.	11.625%	10/15/17	B–	985,000
500	Biomet Inc.	10.000%	10/15/17	B–	511,250
4,050	Select Medical Corporation	7.625%	2/01/15	B3	3,310,875
5,550	Total Health Care Equipment & Supplies				4,807,125
	Health Care Providers & Services – 0.6%
2,000	Community Health Systems, Inc.	8.875%	7/15/15	B	1,970,000
1,000	HCA Inc.	9.250%	11/15/16	BB–	987,500
2,000	HCA Inc.	8.500%	4/15/19	BB	1,970,000
1,800	Select Medical Corporation	8.834%	9/15/15	CCC+	1,287,000
6,800	Total Health Care Providers & Services				6,214,500
	Hotels, Restaurants & Leisure – 1.0%
1,875	Boyd Gaming Corporation	7.750%	12/15/12	BB–	1,753,125
500	Harrahs Operating Company Escrow	11.250%	6/01/17	B	475,000
1,000	MGM Grand Inc.	8.375%	2/01/11	CCC–	805,000
2,000	Pinnacle Entertainment Inc.	8.250%	3/15/12	B+	2,000,000
3,000	Pinnacle Entertainment Inc.	8.750%	10/01/13	B+	3,030,000
1,750	Seminole Hard Rock Entertainment, Inc.	3.133%	3/15/14	BB	1,216,250
1,000	Universal City Development Partners	11.750%	4/01/10	B+	955,000
11,125	Total Hotels, Restaurants & Leisure				10,234,375
	Household Durables – 0.0%
500	Jarden Corporation	8.000%	5/01/16	B2	478,750
	Independent Power Producers & Energy Traders – 0.2%
900	Dynegy Holdings, Inc., Term Loan	8.375%	5/01/16	B	767,250
1,000	NRG Energy Inc.	7.375%	1/15/17	B1	945,000
1,900	Total Independent Power Producers & Energy Traders				1,712,250
	Internet Software & Services – 0.1%
2,000	Open Solutions Inc., 144A	9.750%	2/01/15	CCC+	830,000
	IT Services – 0.5%
1,500	First Data Corporation	9.875%	9/24/15	B–	1,072,500
1,950	Global Cash Access LLC	8.750%	3/15/12	B	1,813,500
2,250	Sungard Data Systems Inc.	9.125%	8/15/13	B	2,137,500
5,700	Total IT Services				5,023,500

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Machinery – 0.2%
$3,000	Greenbrier Companies, Inc.	8.375%	5/15/15	Caa1	$1,695,000
	Media – 0.6%
5,450	Allbritton Communications Company, Series B	7.750%	12/15/12	B–	4,237,375
2,000	AMC Entertainment Inc.	8.000%	3/01/14	CCC+	1,715,000
2,198	Dex Media West LLC, (7), (9)	9.875%	8/15/13	D	340,690
4,000	Medianews Group Inc., (7)	6.375%	4/01/14	CC	20,400
3,500	Young Broadcasting Inc., Senior Subordinated Note, (11)	10.000%	3/01/11	D	8,750
2,000	Young Broadcasting Inc., (11)	8.750%	1/15/14	D	5,000
19,148	Total Media				6,327,215
	Metals & Mining – 0.4%
5,200	MagIndustries Corporation, (12)	11.000%	12/14/12	N/R	3,471,000
500	Teck Resources Limited	9.750%	5/15/14	BB+	517,998
5,700	Total Metals & Mining				3,988,998
	Multi-Utilities – 0.1%
500	Northwestern Corporation	5.875%	11/01/14	A–	509,123
	Oil, Gas & Consumable Fuels – 0.6%
600	Chaparral Energy Inc.	8.500%	12/01/15	CCC	375,000
2,000	Premcor Refining Group Inc.	7.500%	6/15/15	BBB	2,077,526
3,000	SemGroup LP, 144A, (11)	8.750%	11/15/15	N/R	135,000
1,800	Western Refining Inc.	11.250%	6/15/17	BB–	1,606,500
1,500	Whiting Petroleum Corporation	7.000%	2/01/14	BB–	1,398,750
8,900	Total Oil, Gas & Consumable Fuels				5,592,776
	Paper & Forest Products – 0.4%
2,000	Georgia-Pacific Corporation	8.125%	5/15/11	B+	2,010,000
1,000	Georgia-Pacific Corporation	7.700%	6/15/15	B+	940,000
500	Georgia-Pacific Corporation	8.250%	5/01/16	BB–	487,500
600	Norske Skog Canada Limited	8.625%	6/15/11	B2	363,000
4,100	Total Paper & Forest Products				3,800,500
	Personal Products – 0.2%
1,600	Prestige Brands Inc.	9.250%	4/15/12	B–	1,592,000
	Pharmaceuticals – 0.1%
1,000	Elan Financing Corporation PLC	4.883%	11/15/11	B	880,000
	Real Estate – 0.3%
3,000	Felcor Lodging Trust Inc., 144A	3.115%	12/01/11	B	2,430,000
1,000	Trustreet Properties, Inc.	7.500%	4/01/15	AA+	1,028,062
4,000	Total Real Estate				3,458,062
	Semiconductors & Equipment – 0.3%
2,400	Avago Technologies Finance Pte Limited	10.125%	12/01/13	BB–	2,460,000
755	Avago Technologies Finance Pte Limited	11.875%	12/01/15	B	756,888
337	NXP BV	10.000%	7/15/13	NA	246,853
3,492	Total Semiconductors & Equipment				3,463,741
	Software – 0.3%
3,250	Telcorida Technologies, Inc.	4.364%	7/15/12	B	2,535,000
	Specialty Retail – 0.7%
7,000	Warnaco Inc., Senior Notes	8.875%	6/15/13	BB+	7,087,500

Nuveen Investments

JQC

Nuveen Multi-Strategy Income and Growth Fund 2 (continued)

Portfolio of INVESTMENTS June 30, 2009 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Textiles, Apparel & Luxury Goods – 0.5%
$4,000	Jostens IH Corporation	7.625%	10/01/12	BB–	$4,010,000
1,000	Quiksilver Inc.	6.875%	4/15/15	Caa1	535,000
5,000	Total Textiles, Apparel & Luxury Goods				4,545,000
	Wireless Telecommunication Services – 0.3%
1,000	Crown Castle-CC Holdings GS V LLC, 144A	7.750%	5/01/17	Ba1	980,000
1,500	IPCS, Inc.	3.153%	5/01/13	B1	1,192,500
750	Syniverse Technologies Inc., Series B	7.750%	8/15/13	B	708,749
3,250	Total Wireless Telecommunication Services				2,881,249
$122,015	Total Corporate Bonds (cost $115,858,037)				93,578,495
Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Capital Preferred Securities – 21.9% (16.4% of Total Investments)
	Capital Markets – 0.4%
6,700	Kleinwort Benson Group PLC, (12)	1.704%	12/31/99	N/R	$1,943,000
2,200	MUFG Capital Finance	4.850%	7/25/56	A2	2,188,072
	Total Capital Markets				4,131,072
	Commercial Banks – 12.0%
3,400	Abbey National Capital Trust I	8.963%	6/30/50	A2	2,674,396
41,600	AgFirst Farm Credit Bank	7.300%	12/15/53	A	20,229,456
1,000	BanPonce Trust I, Series A	8.327%	2/01/27	Baa2	588,958
13,400	Barclays Bank PLC, 144A	8.550%	6/15/15	A2	9,112,000
1,000	Barclays Bank PLC	7.434%	12/15/57	A2	670,923
1,750	BBVA International Preferred S.A., Unipersonal	5.919%	4/18/58	Aa3	1,033,900
9,000	C.A. Preferred Funding Trust	7.000%	1/30/49	Aa3	6,840,000
5,750	First Empire Capital Trust I	8.234%	2/01/27	A3	3,798,594
4,000	First Midwest Bancorp Inc.	6.950%	12/01/33	Baa1	2,224,092
3,500	First Union Capital Trust II, Series A	7.950%	11/15/29	A	2,832,141
4,800	Fulton Capital Trust I	6.290%	2/01/36	A3	2,495,779
1,300	HSBC America Capital Trust I	7.808%	12/15/26	A2	1,181,051
9,300	HSBC Capital Funding LP, Debt	10.176%	6/30/50	A1	9,786,678
15,905	KBC Bank Fund Trust III, 144A	9.860%	5/02/50	A2	6,998,454
4,000	KeyCorp Capital III	7.750%	7/15/29	A3	3,159,384
11,800	Lloyd's Banking Group PLC	6.413%	10/01/49	B3	4,253,971
10,000	North Fork Capital Trust II	8.000%	12/15/27	Baa1	7,273,910
6,000	Northgroup Preferred Capital Corporation, 144A	6.378%	10/15/57	A1	4,513,998
1,200	Rabobank Nederland	11.000%	12/31/49	AA–	1,338,383
2,000	Reliance Capital Trust I, Series B	8.170%	5/01/28	N/R	1,204,198
4,200	Royal Bank of Scotland Group PLC	9.118%	3/31/49	BB–	3,423,529
2,600	Shinsei Finance II Cayman Limited, Perpetual Maturity, 144A	7.160%	7/25/49	BBB–	1,065,189
6,500	Standard Chartered PLC	7.014%	7/30/37	BBB	4,626,226
3,100	Standard Chartered PLC	6.409%	1/30/57	BBB	2,064,259
8,900	Swedbank ForeningsSparbanken AB, 144A	9.000%	9/17/50	A3	4,572,873
15,290	Unicredito Italiano Capital Trust, 144A	9.200%	4/05/51	A2	9,849,023
600	Union Bank of Norway	7.068%	11/19/49	A2	690,202
	Total Commercial Banks				118,501,567
	Diversified Financial Services – 1.2%
1	AMG Capital Trust II, Convertible Bond	5.150%	10/15/37	BB	26,331
7,870	Bank One Capital III	8.750%	9/01/30	A1	7,410,290
4,300	JPM Chase Capital XXV	6.800%	10/01/37	A1	3,708,561
	Total Diversified Financial Services				11,145,182
	Diversified Telecommunication Services – 1.6%
19	Centaur Funding Corporation, Series B, 144A	9.080%	4/21/20	BBB	15,407,100

Nuveen Investments

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Insurance – 5.9%
$2,000	Allstate Corporation	6.500%	5/15/57	Baa1	$1,490,000
4,000	AXA S.A., 144A	6.463%	12/14/49	BBB+	2,523,856
1,000	AXA S.A., 144A	6.379%	6/14/57	BBB+	641,554
4,000	Everest Reinsurance Holdings, Inc.	6.600%	5/15/37	Baa1	2,483,320
750	Great West Life and Annuity Insurance Company	7.153%	5/16/46	A–	578,229
7,000	Hartford Financial Services Group Inc.	8.125%	6/15/18	Baa2	4,906,860
3,500	Liberty Mutual Group	7.800%	3/15/37	Baa3	1,963,556
1,550	Nationwide Financial Services Capital Trust	7.899%	3/01/37	Baa2	844,962
4,000	Nationwide Financial Services Inc.	6.750%	5/15/67	Baa2	2,368,232
7,600	Oil Insurance Limited, 144A	7.558%	12/30/49	Baa1	3,735,278
21,500	Old Mutual Capital Funding, Notes	8.000%	6/22/53	Baa3	13,330,000
2,700	Progressive Corporation	6.700%	6/15/67	A2	1,906,435
5,100	Prudential Financial Inc.	8.875%	6/15/18	BBB+	4,239,074
10,000	Prudential PLC	6.500%	6/29/49	A–	6,425,000
22,200	XL Capital, Limited	6.500%	10/15/57	BBB–	10,891,431
	Total Insurance				58,327,787
	Real Estate – 0.2%
1,644	CBG Florida REIT Corporation	7.114%	11/15/49	CC	258,412
3	Sovereign Real Estate Investment Trust	12.000%	10/31/50	BBB+	2,065,000
	Total Real Estate				2,323,412
	Road & Rail – 0.6%
7,600	Burlington Northern Santa Fe Funding Trust I	6.613%	12/15/55	BBB–	6,027,499
	Total Capital Preferred Securities (cost $352,018,505)				215,863,619

Shares	Description (1)	Value
	Investment Companies – 1.8% (1.4% of Total Investments)
682,749	Blackrock Preferred Income Strategies Fund	$5,339,097
49,293	Blackrock Preferred Opportunity Trust	418,005
679,959	Flaherty and Crumrine/Claymore Preferred Securities Income Fund Inc.	7,132,770
469,287	John Hancock Preferred Income Fund III	5,852,009
	Total Investment Companies (cost $37,452,153)	18,741,881
Shares	Description (1)	Value
	Warrants – 0.3% (0.2% of Total Investments)
383,295	Endeavor Financil Corporation	$171,357
716,678	NovaGold Resources Inc	2,529,085
	Total Warrants (cost $193,463)	2,700,442

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	Short-Term Investments – 3.6% (2.7% of Total Investments)
$35,476	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/09, repurchase price $35,475,850, collateralized by: $19,085,000 U.S. Treasury Bills, 0.000%, due 4/01/10, value $19,027,745, and $16,310,000 U.S. Treasury Notes, 3.875%, due 7/15/10, value $17,159,751	0.000%	7/01/09	$35,475,850
$35,476	Total Short-Term Investments (cost $35,475,850)			35,475,850
	Total Investments (cost $1,723,775,299) – 133.5%			1,316,839,114

Nuveen Investments

JQC

Nuveen Multi-Strategy Income and Growth Fund 2 (continued)

Portfolio of INVESTMENTS June 30, 2009 (Unaudited)

Shares	Description (1)	Value
	Common Stocks Sold Short – (0.7)%
	Chemicals – (0.1)%
(15,600)	Sigma-Aldrich Corporation	$(773,136)
	Diversified Consumer Services – (0.1)%
(5,550)	Strayer Education Inc.	(1,210,511)
	Health Care Equipment & Supplies – (0.2)%
(20,600)	C. R. Bard, Inc.	(1,533,670)
	Hotels, Restaurants & Leisure – (0.0)%
(10,500)	P.F. Changs China Bistro, Inc., (2)	(336,630)
	Internet & Catalog Retail – (0.0)%
(4,100)	Amazon.com, Inc., (2)	(343,006)
	Personal Products – (0.1)%
(9,000)	Chattem Inc., (2)	(612,900)
	Specialty Retail – (0.2)%
(15,200)	AutoZone, Inc., (2)	(2,296,872)
	Total Common Stocks Sold Short (proceeds $7,369,470)	(7,106,725)

Number of Contracts	Type	Notional Amount (13)	Expiration Date	Strike Price	Value
	Call Options Written – (0.4)%
(470)	Ameren Corporation	$(1,410,000)	9/19/09	$30.0	$(7,050)
(888)	AngloGold Ashanti Limited	(3,108,000)	1/16/10	35.0	(577,200)
(734)	Barrick Gold Corporation	(3,670,000)	1/16/10	50.0	(51,380)
(1,640)	BJ Services Company	(2,460,000)	1/16/10	15.0	(262,400)
(417)	BP PLC	(2,085,000)	1/16/10	50.0	(110,505)
(417)	BP PLC	(2,502,000)	1/16/10	60.0	(20,850)
(851)	Cameco Corporation	(1,914,750)	1/16/10	22.5	(459,540)
(111)	Chevron Corporation	(943,500)	1/16/10	85.0	(7,215)
(112)	Chevron Corporation	(1,120,000)	1/16/10	100.0	(1,120)
(1,380)	Deutsche Telekom AG	(1,725,000)	1/16/10	12.5	(113,850)
(1,552)	eBay Inc.	(3,104,000)	1/16/10	20.0	(142,784)
(885)	Gold Fields Limited	(1,106,250)	7/18/09	12.5	(33,188)
(430)	Health Net Inc.	(860,000)	1/16/10	20.0	(39,775)
(900)	Ivanhoe Mines Ltd.	(675,000)	1/16/10	7.5	(69,750)
(400)	Loews Corporation	(1,200,000)	1/16/10	30.0	(65,000)
(798)	Newmont Mining Corporation	(4,389,000)	1/16/10	55.0	(93,366)
(1,098)	Nippon Telegraph & Telephone Corporation	(2,470,500)	9/19/09	22.5	(52,155)
(1,098)	Nippon Telegraph & Telephone Corporation	(2,745,000)	9/19/09	25.0	(21,960)
(850)	Pfizer Inc.	(1,275,000)	1/16/10	15.0	(112,200)
(448)	Royal Dutch Shell PLC	(2,240,000)	7/18/09	50.0	(62,720)
(162)	Scholastic Corporation	(364,500)	12/19/09	22.5	(27,135)
(1,733)	Smithfield Foods Inc.	(3,032,750)	1/16/10	17.5	(212,292)
(530)	Tech Data Corporation	(1,590,000)	1/16/10	30.0	(251,750)
(2,580)	Tyson Foods, Inc.	(2,580,000)	1/16/10	10.0	(851,400)
(1,587)	UBS AG	(2,777,250)	1/16/10	17.5	(87,285)
(22,071)	Total Call Options Written (premiums received $4,560,813)	(51,347,500)			(3,733,870)

Nuveen Investments

Type	Put Counterparty	Call Notional Amount	Notional Amount (14)	Expiration Date	Strike Price	Value
	Put Options Written – 0.0% (0.0% of Total Investments)
Equity Option	Pfizer Inc.(121,000)(1,815,000)1/16/10$15.0					$(192,995)
	Total Put Options Written (premiums received $181,495)					(192,995)
	Borrowings – (15.9)% (15), (16)					(157,000,000)
	Other Assets Less Liabilities – 0.3%					3,524,591
	FundPreferred Shares, at Liquidation Value – (16.8)% (15)					(165,800,000)
	Net Assets Applicable to Common Shares – 100%					$986,530,115

Nuveen Investments

  (1)  All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2)  Non-income producing; issuer has not declared a dividend within the past twelve months.

  (3)  Investment, or portion of investment, has been pledged to collateralize the net payment obligations under call options written.

  (4)  Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

  (5)  Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans may occur. As a result, the actual remaining maturity of Senior Loans held may be substantially less than the stated maturities shown.

  (6)  Senior Loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate ("LIBOR"), or (ii) the prime rate offered by one or more major United States banks.

    Senior Loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.

  (7)  Non-income producing; denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

  (8)  Position, or portion of position, represents an unfunded Senior Loan Commitment outstanding at June 30, 2009.

  (9)  This issue is under the protection of the Federal Bankruptcy Court.

  (10)  The Fund's Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund's custodian to cease accruing additional income on the Fund's records. Subsequent to the reporting period, the Fund's Adviser directed the Fund's custodian to "write-off" any remaining recorded balances on the Fund's records.

  (11)  This issue is under protection of the Federal Bankruptcy Court. As a result, the Adviser has concluded this issue is not likely to meet its interest payment obligations and has directed the Fund's custodian to cease accruing additional income and "write-off" any remaining recorded balances on the Fund's records.

  (12)  Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees.

  (13)  For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

  (14)  Call Notional Amount is calculated by multiplying the Put Notional Amount by the Strike Price.

  (15)  Borrowings and FundPreferred Shares, at Liquidation Value as a percentage of Total Investments are 11.9% and 12.6%, respectively.

  (16)  The Fund may pledge up to 100% of its eligible investments in the Portfolio of Investments as collateral for Borrowings. As of June 30, 2009, investments with a value of $442,958,708 have been pledged as collateral for Borrowings.

  N/R  Not rated.

  WI/DD  Purchased on a when-issued or delayed delivery basis.

  144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

  ADR  American Depositary Receipt.

  CORTS  Corporate Backed Trust Securities.

  PPLUS  PreferredPlus Trust.

  SATURNS  Structured Asset Trust Unit Repackaging.

  TBD  Senior Loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, Senior Loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the Borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.

See accompanying notes to financial statements.

Nuveen Investments

Statement of

ASSETS & LIABILITIES

  June 30, 2009 (Unaudited)

	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Assets
Investments, at value (cost $1,171,525,714 and $1,723,775,299, respectively)	$902,854,415	$1,316,839,114
Cash	289,175	438,557
Deposits with brokers for securities sold short and options written	6,207,937	9,464,849
Cash denominated in foreign currencies (cost $110,363 and $181,726, respectively)	109,186	180,322
Receivables:
Dividends	640,105	1,661,623
Interest	5,947,193	8,339,767
Investments sold	10,760,352	16,478,747
Reclaims	92,183	139,703
Other assets	174,136	194,547
Total assets	927,074,682	1,353,737,229
Liabilities
Borrowings	100,245,000	157,000,000
Securities sold short, at value (proceeds $4,980,887 and $7,369,470, respectively)	4,799,613	7,106,725
Call options written, at value (premiums received $3,003,785 and $4,560,813, respectively)	2,593,349	3,733,870
Put options written, at value (premiums received $0 and $181,495, respectively)	—	192,995
Payables:
Common share dividends	13,939,564	20,348,534
Common shares repurchased	55,170	91,916
FundPreferred share dividends	3,885	5,951
Investments purchased	5,760,379	11,181,404
Accrued expenses:
Interest on borrowings	15,795	24,102
Management fees	532,319	682,186
Other	374,960	1,039,431
Total liabilities	128,320,034	201,407,114
FundPreferred shares, at liquidation value	118,650,000	165,800,000
Net assets applicable to Common shares	$680,104,648	$986,530,115
Common shares outstanding	99,335,628	139,598,100
Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$6.85	$7.07
Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$993,356	$1,395,981
Paid-in surplus	1,349,885,076	1,924,027,841
Undistributed (Over-distribution of) net investment income	(13,461,250)	(20,809,468)
Accumulated net realized gain (loss) from investments, foreign currency and derivative transactions	(389,237,842)	(512,236,754)
Net unrealized appreciation (depreciation) of investments, foreign currency and derivative transactions	(268,074,692)	(405,847,485)
Net assets applicable to Common shares	$680,104,648	$986,530,115
Authorized shares:
Common	Unlimited	Unlimited
FundPreferred	Unlimited	Unlimited

See accompanying notes to financial statements.

Nuveen Investments

Statement of

OPERATIONS

  Six Months Ended June 30, 2009 (Unaudited)

	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Investment Income
Dividends (net of foreign tax withheld of $203,825 and $301,930, respectively)	$16,294,174	$23,987,508
Interest	13,429,710	21,710,933
Fees	2,483,702	3,607,231
Total investment income	32,207,586	49,305,672
Expenses
Management fees	3,423,368	5,000,475
Dividend expense on securities sold short	7,929	11,528
FundPreferred shares – auction fees	130,307	181,164
FundPreferred shares – dividend disbursing agent fees	16,612	26,530
Shareholders' servicing agent fees and expenses	3,518	4,561
Interest expense on borrowings	1,556,568	2,524,125
Custodian's fees and expenses	108,569	140,506
Trustees' fees and expenses	13,693	20,280
Professional fees	58,234	72,426
Shareholders' reports – printing and mailing expenses	100,510	175,888
Stock exchange listing fees	16,906	23,765
Investor relations expense	81,752	109,065
Other expenses	52,228	71,566
Total expenses before custodian fee credit and expense reimbursement	5,570,194	8,361,878
Custodian fee credit	(27)	(34)
Expense reimbursement	(759,229)	(1,360,775)
Net expenses	4,810,938	7,001,070
Net investment income	27,396,648	42,304,602
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments, securities sold short and foreign currency	(109,965,953)	(168,757,037)
Interest rate swaps	(170,494)	(231,988)
Options written	7,506,659	10,689,551
Change in net unrealized appreciation (depreciation) of:
Investments, securities sold short and foreign currency	235,295,036	312,078,857
Interest rate swaps	164,738	224,156
Options written	(6,432,027)	(8,916,121)
Net realized and unrealized gain (loss)	126,397,959	145,087,418
Distributions to FundPreferred Shareholders
From and in excess of net investment income	(202,578)	(279,846)
Decrease in net assets applicable to Common shares from distributions to FundPreferred shareholders	(202,578)	(279,846)
Net increase (decrease) in net assets applicable to Common shares from operations	$153,592,029	$187,112,174

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CHANGES in NET ASSETS (Unaudited)

	Multi-Strategy Income and Growth (JPC)		Multi-Strategy Income and Growth 2 (JQC)
	Six Months Ended 6/30/09	Year Ended 12/31/08	Six Months Ended 6/30/09	Year Ended 12/31/08
Operations
Net investment income	$27,396,648	$85,031,178	$42,304,602	$120,527,947
Net realized gain (loss) from:
Investments, securities sold short and foreign currency	(109,965,953)	(294,158,827)	(168,757,037)	(359,847,633)
Futures contracts	—	120,926	—	164,214
Interest rate swaps	(170,494)	(158,849)	(231,988)	(177,435)
Options written	7,506,659	7,409,398	10,689,551	10,084,230
Change in net unrealized appreciation (depreciation) of:
Investments, securities sold short and foreign currency	235,295,036	(364,959,706)	312,078,857	(517,460,941)
Interest rate swaps	164,738	(750,783)	224,156	(1,069,643)
Options written	(6,432,027)	7,662,991	(8,916,121)	10,773,199
Distributions to FundPreferred shareholders:
From and in excess of net investment income	(202,578)	—	(279,846)	—
From net investment income	—	(14,437,529)	—	(19,760,201)
Net increase (decrease) in net assets applicable to Common shares from operations	153,592,029	(574,241,201)	187,112,174	(756,766,263)
Distributions to Common Shareholders
From and in excess of net investment income	(29,821,059)	—	(43,316,703)	—
From net investment income	—	(68,962,084)	—	(100,913,728)
Tax return of capital	—	(30,441,444)	—	(39,376,498)
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(29,821,059)	(99,403,528)	(43,316,703)	(140,290,226)
Capital Share Transactions
Common shares repurchased	(363,971)	—	(734,755)	(426,558)
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	(363,971)	—	(734,755)	(426,558)
Net increase (decrease) in net assets applicable to Common shares	123,406,999	(673,644,729)	143,060,716	(897,483,047)
Net assets applicable to Common shares at the beginning of period	556,697,649	1,230,342,378	843,469,399	1,740,952,446
Net assets applicable to Common shares at the end of period	$680,104,648	$556,697,649	$986,530,115	$843,469,399
Undistributed (Over-distribution of) net investment income at the end of period	$(13,461,250)	$(10,834,261)	$(20,809,468)	$(19,517,521)

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CASH FLOWS

  Six Months Ended June 30, 2009 (Unaudited)

	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$153,592,029	$187,112,174
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments and securities sold short	(166,568,310)	(235,755,703)
Proceeds from sales and maturities of investments and securities sold short	204,363,935	305,993,060
Proceeds from (Purchases of) short-term investments, net	(2,219,142)	(15,776,934)
Proceeds from closed foreign currency spot contracts	1,146,289	1,287,221
Cash paid for terminated options written	(4,459)	(6,306)
Premiums received for options written	3,024,157	4,757,293
Proceeds from (Payments for) closed interest rate swaps	(170,494)	(231,988)
Amortization (Accretion) of premiums and discounts, net	(1,243,112)	(1,454,506)
(Increase) Decrease in receivable for dividends	399,225	(167,199)
(Increase) Decrease in receivable for interest	887,349	1,069,678
(Increase) Decrease in receivable for investments sold	(3,105,341)	(9,297,485)
(Increase) Decrease in receivable for reclaims	(43,860)	(71,533)
(Increase) Decrease in other assets	(38,043)	(4,771)
Increase (Decrease) in payable for FundPreferred share dividends	1,084	2,459
Increase (Decrease) in payable for investments purchased	2,280,566	5,950,724
Increase (Decrease) in accrued interest on borrowings	(6,947)	(10,488)
Increase (Decrease) in accrued management fees	52,280	(8,869)
Increase (Decrease) in accrued other liabilities	(282,699)	(189,147)
Net realized (gain) loss from investments, securities sold short and foreign currency	109,965,953	168,757,037
Net realized (gain) loss from interest rate swaps	170,494	231,988
Net realized (gain) loss from options written	(7,506,659)	(10,689,551)
Net realized (gain) loss from paydowns	(354,082)	(1,383,504)
Change in net unrealized (appreciation) depreciation of investments, securities sold short and foreign currency	(235,295,036)	(312,078,857)
Change in net unrealized (appreciation) depreciation of interest rate swaps	(164,738)	(224,156)
Change in net unrealized (appreciation) depreciation of options written	6,432,027	8,916,121
Net cash provided by (used in) operating activities	65,312,466	96,726,758
Cash Flows from Financing Activities:
Increase (Decrease) in cash overdraft balance	(1,612,898)	(2,041,770)
Increase (Decrease) in borrowings	(45,300,000)	(67,200,000)
Increase (Decrease) in payable for FundPreferred shares noticed for redemption, at liquidation value	(92,900,000)	(95,525,000)
Increase (Decrease) in payable for Common shares repurchased	55,170	91,916
Cash distributions paid to Common shareholders	(15,881,495)	(22,968,169)
Cost of Common shares repurchased	(363,971)	(734,755)
Net cash provided by (used in) financing activities	(156,003,194)	(188,377,778)
Net Increase (Decrease) in Cash and Cash Equivalents	(90,690,728)	(91,651,020)
Cash and cash equivalents at the beginning of period	97,187,840	101,554,426
Cash and Cash Equivalents at the End of Period	$6,497,112	$9,903,406
Supplemental Disclosure of Cash Flow Information
Cash paid for interest on borrowings was $1,563,515 and $2,534,613 for Multi-Strategy Income and Growth (JPC) and Multi-Strategy Income and Growth 2 (JQC), respectively.

See accompanying notes to financial statements.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited)

1. General Information and Significant Accounting Policies

The funds covered in this report and their corresponding Common share New York Stock Exchange symbols are Nuveen Multi-Strategy Income and Growth Fund (JPC) and Nuveen Multi-Strategy Income and Growth Fund 2 (JQC) (collectively, the "Funds"). The Funds are registered under the Investment Company Act of 1940, as amended closed-end management investment companies.

Each Fund seeks to provide high current income by investing primarily in a portfolio of preferred securities, convertible securities and related instruments, domestic and international equity securities and debt instruments including high yield debt and senior loans. Each Fund's secondary objective is total return.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with US generally accepted accounting principles.

Investment Valuation

Exchange-listed securities are generally valued at the last sales price on the security exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices of fixed-income securities, senior loans and derivative instruments are provided by an independent pricing service approved by the Funds' Board of Trustees. The value of options written are based on the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Futures contracts are valued using the closing settlement price or, in the absence of such a price, at the mean of the bid and asked prices. When market price quotes are not readily available, the pricing service or in the absence of a pricing service for a particular investment or derivative instrument, the Board of Trustees of the Funds, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. Short-term investments are valued at amortized cost, which approximates value.

The senior loans in which the Funds invest are not listed on an organized exchange and the secondary market for such investments may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan.

Investment Transactions

Investment transactions are recorded on a trade date basis. Trade date for senior loans purchased in the "primary market" is considered the date on which the loan allocations are determined. Trade date for senior loans purchased in the "secondary market" is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At June 30, 2009, Multi-Strategy Income and Growth (JPC) and Multi-Strategy Income and Growth 2 (JQC) had outstanding when-issued/delayed delivery purchase commitments of $600,000 and $1,880,000 respectively.

Investment Income

Dividend income on securities purchased and dividend expense on securities sold short are recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also includes paydown gains and losses, if any. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued) (Unaudited)

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders

Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles.

The Funds make quarterly cash distributions to Common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Funds' Board of Trustees, each Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of each Fund's investment strategy through regular quarterly distributions (a "Managed Distribution Program"). Total distributions during a calendar year generally will be made from each Fund's net investment income, net realized capital gains and net unrealized capital gains in the Fund's portfolio, if any. The portion of distributions paid from net unrealized gains, if any, would be distributed from the Fund's assets and would be treated by shareholders as a non-taxable distribution for tax purposes. In the event that total distributions during a calendar year exceed a Fund's total return on net asset value, the difference will be treated as a return of capital for tax purposes and will reduce net asset value per share. If a Fund's total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the financial statements contained in the annual report as of December 31 each year.

The actual character of distributions made by the Funds during the fiscal year ended December 31, 2008, is reflected in the accompanying financial statements.

The distributions made by the Funds during the six months ended June 30, 2009, are provisionally classified as being "From and in excess of net investment income," and those distributions will be classified as being from net investment income, net realized capital gains and/or a return of capital for tax purposes after the fiscal year end. For purposes of calculating "Undistributed (Over-distribution of) net investment income" as of June 30, 2009, the distribution amounts provisionally classified as "From and in excess of net investment income" were treated as being entirely from net investment income. Consequently, the financial statements at June 30, 2009, reflect an over-distribution of net investment income.

FundPreferred Shares

The Funds have issued and outstanding FundPreferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's FundPreferred shares are issued in more than one Series. The dividend rate paid by the Funds on each Series is determined

Nuveen Investments

every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. As of June 30, 2009, the number of FundPreferred shares outstanding, by Series and in total, for each Fund is as follows:

	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Number of shares:
Series M	791	663
Series M2	—	663
Series T	791	663
Series T2	—	663
Series W	791	663
Series W2	—	664
Series TH	791	664
Series TH2	—	663
Series F	791	663
Series F2	791	663
Total	4,746	6,632

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the FundPreferred shares issued by the Funds than there were offers to buy. This meant that these auctions "failed to clear," and that many FundPreferred shareholders who wanted to sell their shares in these auctions were unable to do so. FundPreferred shareholders unable to sell their shares received distributions at the "maximum rate" applicable to failed auctions as calculated in accordance with the pre-established terms of the FundPreferred shares.

These developments have generally not affected the portfolio management or investment policies of the Funds. However, one implication of these auction failures for Common shareholders is that the Funds' cost of leverage will likely to be higher, at least temporarily, than it otherwise would have been had the auctions continued to be successful. As a result, the Funds' future Common share earnings may be lower than they otherwise would have been.

Effective May 1, 2009, auction participation fees with respect to auctions that have failed have been reduced from 25 bps (annualized) to 15 bps (annualized). All auction participants have signed new agreements incorporating this change.

As of June 30, 2009, Multi-Strategy Income and Growth (JPC) and Multi-Strategy Income and Growth 2 (JQC) redeemed $589,350,000 and $799,200,000 of their outstanding FundPreferred shares at liquidation value, respectively.

Short Sales

Each Fund is authorized to make short sales of securities. To secure its obligation to deliver securities sold short, each Fund has instructed the custodian to segregate assets of the Fund as collateral with an equivalent amount of the securities sold short. The collateral required is determined by reference to the market value of the short positions. Each Fund is obligated to pay to the party to which the securities were sold short, dividends declared on the stock by the issuer and recognizes such amounts as "Dividend expense on securities sold short" on the Statement of Operations. Short sales are valued daily and the corresponding unrealized gains or losses are recognized as a component of "Change in net unrealized appreciation (depreciation) of investments, securities sold short and foreign currency" on the Statement of Operations.

Liabilities for securities sold short are reported at market value in the accompanying financial statements. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amounts shown on the Statement of Assets and Liabilities. Each Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Each Fund's loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain. Each Fund will realize a gain if the price of the security declines between those dates.

Foreign Currency Transactions

Each Fund is authorized to engage in foreign currency exchange transactions including foreign currency forward, futures, options and swap contracts. To the extent that a Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and dividend and interest income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments and income and expenses are translated on the respective

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued) (Unaudited)

dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized and unrealized gains or losses resulting from changes in foreign exchange rates are recognized as a component of "Net realized gain (loss) from investments, securities sold short and foreign currency" and "Change in net unrealized appreciation (depreciation) of investments, securities sold short and foreign currency" on the Statement of Operations.

Futures Contracts

Each Fund is authorized to invest in futures contracts in order to gain exposure to, or hedge against changes in equity markets. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as "Deposits with brokers for open futures contracts" on the Statement of Assets and Liabilities. Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recognized as a receivable or payable for "Variation margin on futures contracts" on the Statement of Assets and Liabilities, when applicable.

During the period the futures contract is open, changes in the value of the contract are recorded as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the changes in market value of the contract and is recognized as "Change in net unrealized appreciation (depreciation) of futures contracts" on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into and is recognized as "Net realized gain (loss) from futures contracts" on the Statement of Operations. The Funds did not invest in futures contracts during the six months ended June 30, 2009.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

Interest Rate Swaps

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in interest rate swap transactions in an attempt to manage such risk. Each Fund's use of interest rate swap contracts is intended to mitigate the negative impact that an increase in short-term interest rates could have on Common share net earnings as a result of leverage. Interest rate swap contracts involve each Fund's agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment that is intended to approximate each Fund's variable rate payment obligation on FundPreferred shares or any variable rate borrowing. The payment obligation is based on the notional amount of the interest rate swap contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that each Fund is to receive. Interest rate swap positions are valued daily. Each Fund accrues the amounts to be paid or received and the variable rate payment expected to be received or paid on interest rate swap contracts on a daily basis, and recognizes the daily change in the market value of the Fund's contractual rights and obligations under the contracts. The net amount recorded for these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of "Unrealized appreciation or depreciation on interest rate swaps" with the change during the fiscal period reflected on the Statement of Operations as "Change in net unrealized appreciation (depreciation) of interest rate swaps." Once periodic payments are settled in cash, the net amount is recognized as a component of "Net realized gain (loss) from interest rate swaps" on the Statement of Operations, in addition to net realized gain or loss recorded upon the termination of interest rate swap contracts. For tax purposes, periodic payments are treated as ordinary income or expense.

Nuveen Investments

The average notional amount balance on interest rate swap contracts outstanding during the six months ended June 30, 2009, were as follows:

	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Interest rate swap contract average notional balance	$23,666,667	$32,333,333

Refer to Footnote 3—Derivative Instruments and Hedging Activities for further details on interest rate swap contract activity.

Options Transactions

Each Fund is subject to equity price risk in the normal course of pursuing its investment objectives and is authorized to purchase and write (sell) call and put options on securities, futures, swaps ("swaptions") or currencies in an attempt to manage this and other possible risks. The purchase of put options involves the risk of loss of all or a part of the cash paid for the options. Put options purchased are accounted for in the same manner as portfolio securities. The risk associated with purchasing put options is limited to the premium paid. When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of "Call or Put options written, at value" on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option expires or a Fund enters into a closing purchase transaction. The changes in the value of options written during the reporting period are recognized as "Change in net unrealized appreciation (depreciation) of options written" on the Statement of Operations. When a written call or put option expires or a Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on effecting a closing purchase transaction, including commission, is recognized as a "Net realized gain (loss) from options written" on the Statement of Operations. Each Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

The average notional amount balances for options written during the six months ended June 30, 2009, were as follows:

	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Average notional balances for:
Call options written	$(40,131,667)	$(58,123,833)
Put options written	—	(40,333)

Refer to Footnote 3—Derivative Instruments and Hedging Activities for further details on call options written.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange's clearing house, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties Nuveen Asset Management (the "Adviser"), a wholly-owned subsidiary of Nuveen Investments Inc. ("Nuveen"), believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued) (Unaudited)

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolios of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Funds' organizational documents, their Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with US generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

In determining the value of the Funds' investments various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of June 30, 2009:

Multi-Strategy Income and Growth (JPC)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$159,103,305	$54,184,732	$—	$213,288,037
Preferred Securities*	262,908,377	166,280,417	464,000	429,652,794
Variable Rate Senior Loan Interests	—	88,484,564	—	88,484,564
Convertible Bonds	—	70,910,346	—	70,910,346
Corporate Bonds	—	69,032,341	2,469,750	71,502,091
Investment Companies	9,138,644	—	—	9,138,644
Warrants	117,401	1,726,793	—	1,844,194
Short-Term Investments	18,033,745	—	—	18,033,745
Common Stocks Sold Short	(4,799,613)	—	—	(4,799,613)
Options Written	(2,593,349)	—	—	(2,593,349)
Total	$441,908,510	$450,619,193	$2,933,750	$895,461,453

Nuveen Investments

Multi-Strategy Income and Growth 2 (JQC)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$235,309,983	$80,711,909	$—	$316,021,892
Preferred Securities*	389,804,203	233,924,968	1,943,000	625,672,171
Variable Rate Senior Loan Interests	—	123,264,450	—	123,264,450
Convertible Bonds	—	101,383,933	—	101,383,933
Corporate Bonds	—	90,107,495	3,471,000	93,578,495
Investment Companies	18,741,881	—	—	18,741,881
Warrants	171,357	2,529,085	—	2,700,442
Short-Term Investments	35,475,850	—	—	35,475,850
Common Stocks Sold Short	(7,106,725)	—	—	(7,106,725)
Options Written	(3,926,865)	—	—	(3,926,865)
Total	$668,469,684	$631,921,840	$5,414,000	$1,305,805,524

*  Preferred Securities may include Convertible Preferred Securities, $25 Par (or similar) Preferred Securities and Capital Preferred Securities.

The following is a reconciliation of each Fund's Level 3 investments held at the beginning and end of the measurement period:

	Multi-Strategy Income and Growth (JPC) Level 3 Investments	Multi-Strategy Income and Growth 2 (JQC) Level 3 Investments
Balance at beginning of period	$3,508,965	$4,931,519
Gains (losses):
Net realized gains (losses)	—	—
Net change in unrealized appreciation (depreciation)	(1,062,806)	(1,493,673)
Net purchases at cost (sales at proceeds)	—	—
Net discounts (premiums)	23,591	33,154
Net transfers in to (out of) at end of period fair value	464,000	1,943,000
Balance at end of period	$2,933,750	$5,414,000

Multi-Strategy Income and Growth's (JPC) and Multi-Strategy Income and Growth 2's (JQC) "Change in net unrealized appreciation (depreciation) of investments, securities sold short and foreign currency" presented on the Statement of Operations includes $(1,062,806) and $(1,493,673), respectively, of net appreciation (depreciation) related to securities classified as Level 3 at period end.

3. Derivative Instruments and Hedging Activities

During the current fiscal period, the Funds adopted the provisions of Statement of Financial Accounting Standards No. 161 (SFAS No. 161) "Disclosures about Derivative Instruments and Hedging Activities." The standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to better understand: a) how and why a fund uses derivative instruments; b) how derivative instruments are accounted for; and c) how derivative instruments affect a fund's financial position, results of operations and cash flows, if any. The Funds record derivative instruments at fair value with changes in fair value recognized on the Statement of Operations. Even though the Funds' investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for SFAS No. 161 disclosure purposes. For additional information on the derivative instruments in which the Funds were invested during and at the end of the reporting period, refer to each Fund's Portfolio of Investments, Financial Statements and Footnote 1 – General Information and Significant Accounting Policies.

The following tables present the fair value of all derivative instruments held by the Funds as of June 30, 2009, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

Multi-Strategy Income and Growth (JPC)

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		Liability Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Equity Price	Options	—	$—	Call options written, at value	$2,593,349

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued) (Unaudited)

Multi-Strategy Income and Growth 2 (JQC)

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		Liability Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Equity Price	Options	—	$—	Call options written, at value	$3,733,870
Equity Price	Options	—	—	Put options written, at value	192,995
Total			$—		$3,926,865

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended June 30, 2009, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Interest Rate Swaps	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Risk Exposure
Interest Rate	$(170,494)	$(231,988)
Net Realized Gain (Loss) from Options Written	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Risk Exposure
Equity Price	$7,506,659	$10,689,551
Change in Net Unrealized Appreciation (Depreciation) of Interest Rate Swaps	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Risk Exposure
Interest Rate	$164,738	$224,156
Change in Net Unrealized Appreciation (Depreciation) of Options Written	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Risk Exposure
Equity Price	$(6,432,027)	$(8,916,121)

Nuveen Investments

4. Fund Shares

Common Shares

Transactions in Common shares were as follows:

	Multi-Strategy Income and Growth (JPC)		Multi-Strategy Income and Growth 2 (JQC)
	Six Months Ended 6/30/09	Year Ended 12/31/08	Six Months Ended 6/30/09	Year Ended 12/31/08
Common shares repurchased	(67,900)	—	(133,200)	(38,900)
Weighted average price per Common share repurchased	$5.34	—	$5.50	$10.95
Weighted average discount per Common share repurchased	20.65%	—	21.21%	12.44%

FundPreferred Shares

Transactions in FundPreferred shares were as follows:

	Multi-Strategy Income and Growth (JPC)				Multi-Strategy Income and Growth 2 (JQC)
	Six Months Ended 6/30/09		Year Ended 12/31/08		Six Months Ended 6/30/09		Year Ended 12/31/08
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
FundPreferred shares redeemed and/or noticed for redemption:
Series M	—	$—	3,929	$98,225,000	—	$—	3,197	$79,925,000
Series M2	—	—	—	—	—	—	3,197	79,925,000
Series T	—	—	3,929	98,225,000	—	—	3,197	79,925,000
Series T2	—	—	—	—	—	—	3,197	79,925,000
Series W	—	—	3,929	98,225,000	—	—	3,197	79,925,000
Series W2	—	—	—	—	—	—	3,196	79,900,000
Series TH	—	—	3,929	98,225,000	—	—	3,196	79,900,000
Series TH2	—	—	—	—	—	—	3,197	79,925,000
Series F	—	—	3,929	98,225,000	—	—	3,197	79,925,000
Series F2	—	—	3,929	98,225,000	—	—	3,197	79,925,000
	—	$—	23,574	$589,350,000	—	$—	31,968	$799,200,000

5. Investment Transactions

Purchases and sales (including maturities and proceeds from securities sold short, but excluding short-term investments, options written and derivative transactions) during the six months ended June 30, 2009, were as follows:

	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Purchases	$166,568,310	$235,755,703
Sales and maturities	204,363,935	305,993,060

Transactions in options written during the six months ended June 30, 2009, were as follows:

	Multi-Strategy Income and Growth (JPC)		Multi-Strategy Income and Growth 2 (JQC)
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Outstanding, beginning of period	23,276	$7,490,746	33,395	$10,680,873
Options written	15,565	3,024,157	23,523	4,757,293
Options terminated in closing purchase transactions	(1,335)	(352,225)	(1,888)	(508,353)
Options expired	(21,322)	(134,434)	(30,359)	(9,990,456)
Options exercised	(948)	(7,024,459)	(1,389)	(197,049)
Outstanding, end of period	15,236	$3,003,785	23,282	$4,742,308

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, recognition of premium amortization, timing differences in the recognition of income on REIT investments and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued) (Unaudited)

capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At June 30, 2009, the cost of investments (excluding proceeds received on securities sold short and options written) was as follows:

	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Cost of investments	$1,186,462,150	$1,748,103,474

Gross unrealized appreciation and gross unrealized depreciation of investments (excluding proceeds received on securities sold short and options written) at June 30, 2009, were as follows:

	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Gross unrealized:
Appreciation	$21,045,152	$29,200,687
Depreciation	(304,652,887)	(460,465,047)
Net unrealized appreciation (depreciation) of investments $(	283,607,735)	$(431,264,360)

The tax components of undistributed net ordinary income and net long-term capital gains at December 31, 2008, the Funds' last tax year end, were as follows:

	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Undistributed net ordinary income *	$—	$—
Undistributed net long-term capital gains	—	—

*  Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds' last tax year ended December 31, 2008, was designated for purposes of the dividends paid deduction as follows:

	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Distributions from net ordinary income *	$83,808,086	$121,315,972
Distributions from net long-term capital gains	—	—
Tax return of capital	30,441,444	39,376,498

*  Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

At December 31, 2008, the Funds' last tax year end, Multi-Strategy Income and Growth (JPC) and Multi-Strategy Income and Growth 2 (JQC) had unused capital loss carryforwards of $215,894,596 and $268,355,995, respectively, available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforward for both Funds will both expire on December 31, 2016.

Nuveen Investments

The Funds have elected to defer net realized losses from investments incurred from November 1, 2008 through December 31, 2008, the Funds' last tax year end, ("post-October losses") in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the current fiscal year.

	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Post-October capital losses	$65,781,711	$79,115,027

Calculation of certain of the amounts presented above (namely, undistributed net ordinary income for tax purposes) involves the application of complex aspects of the Internal Revenue Code to certain securities held by the Funds. In calculating the amount of taxable income derived from these securities, management made assumptions as to the correct tax treatment of certain of those securities and made estimates about the tax characteristics of income received from those securities, based on information currently available to the Funds. The use of these assumptions and estimates will not affect the qualification of the Funds as regulated investment companies under Subchapter M of the Internal Revenue Code, nor is it expected that these assumptions and estimates will be used in computing taxable income for purposes of preparing the federal and state income and excise tax returns.

7. Management Fees and Other Transactions with Affiliates

Each Fund's management fee is separated into two components — a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily managed net assets of each Fund as follows:

Average Daily Managed Net Assets (1)	Fund-Level Fee Rate
For the first $500 million	.7000%
For the next $500 million	.6750
For the next $500 million	.6500
For the next $500 million	.6250
For Managed Assets over $2 billion	.6000

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund net assets managed as stated in the following table. As of June 30, 2009, the complex-level fee rate was .1970%.

The complex-level fee schedule is as follows:

Complex-Level Net Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

(1)  The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily managed net assets of all Nuveen funds, with such daily managed net assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. For the complex-level and fund-level fee components, daily managed net assets include assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed net assets in certain circumstances.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued) (Unaudited)

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for the overall strategy and asset allocation decisions. The Adviser has entered into Sub-Advisory Agreements with Spectrum Asset Management, Inc. ("Spectrum"), Symphony Asset Management, LLC ("Symphony") and Tradewinds Global Investors, LLC ("Tradewinds"). Symphony and Tradewinds are both subsidiaries of Nuveen. Spectrum manages the portion of the Funds' investment portfolios allocated to preferred securities. Symphony manages the portion of the Funds' investment portfolios allocated to debt securities and certain equity investments. Tradewinds manages the portion of the Funds' investment portfolios allocated to global equities. Each sub-adviser is compensated for its services to the Funds from the management fees paid to the Adviser. Spectrum also receives compensation on certain portfolio transactions for providing brokerage services to the Funds.

The Funds pay no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first eight years of Multi-Strategy Income and Growth's (JPC) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed net assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending March 31,			Year Ending March 31,
2003	*	.32%	2008	.32%
2004		.32	2009	.24
2005		.32	2010	.16
2006		.32	2011	.08
2007		.32

*  From the commencement of operations.

The Adviser has not agreed to reimburse Multi-Strategy Income and Growth (JPC) for any portion of its fees and expenses beyond March 31, 2011.

For the first eight years of Multi-Strategy Income and Growth 2's (JQC) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed net assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending June 30,			Year Ending June 30,
2003	*	.32%	2008	.32%
2004		.32	2009	.24
2005		.32	2010	.16
2006		.32	2011	.08
2007		.32

*  From the commencement of operations.

The Adviser has not agreed to reimburse Multi-Strategy Income and Growth 2 (JQC) for any portion of its fees and expenses beyond June 30, 2011.

8. Senior Loan Commitments

Unfunded Commitments

Pursuant to the terms of certain of the variable rate senior loan agreements, Each Fund may have unfunded senior loan commitments. Each Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value

Nuveen Investments

at least equal to the amount of unfunded senior loan commitments. At June 30, 2009, Multi-Strategy Income and Growth (JPC) and Multi-Strategy Income and Growth 2 (JQC) had unfunded senior loan commitments of $251,473 and $377,209, respectively.

Participation Commitments

With respect to the senior loans held in each Fund's portfolio, the Funds may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If a Fund purchases a participation of a senior loan interest, a Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the Borrower. As such, a Fund not only assumes the credit risk of the Borrower, but also that of the Selling Participant or other persons interpositioned between the Fund and the Borrower. At June 30, 2009, there were no such outstanding participation commitments in either Fund.

9. Borrowing Arrangements

Management determined that leveraging the Funds with debt as a replacement for preferred shares continued to benefit the Funds' shareholders.

Multi-Strategy Income and Growth (JPC) has entered into a $450 million prime brokerage facility with BNP Paribas Prime Brokerage, Inc. ("BNP"). As of June 30, 2009, the Fund's outstanding balance on this facility was $100,245,000. For the six months ended June 30, 2009, the average daily balance outstanding and average interest rate on these borrowings were $114,468,204 and 1.99%, respectively.

Multi-Strategy Income and Growth 2 (JQC) has entered into a $640 million prime brokerage facility with BNP. As of June 30, 2009, the Fund's outstanding balance on this facility was $157,000,000. For the six months ended June 30, 2009, the average daily balance outstanding and average interest rate on these borrowings were $177,947,514 and 1.99%, respectively.

In order to maintain these borrowing facilities, the Funds must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities held in the Funds' Portfolios of Investments.

Interest is charged at 3 Month LIBOR (London Inter-bank Offered Rate) plus .95% on the amount borrowed and .50% on the undrawn balance.

Interest expense incurred on the drawn and undrawn balances are recognized as "Interest expense on borrowings" on the Statement of Operations.

10. Subsequent Events

In May 2009, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 165 (SFAS No. 165) "Subsequent Events." SFAS No. 165 requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. SFAS No. 165 is intended to establish general standards of accounting and for disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. SFAS No. 165 requires the disclosure of the date through which an entity has evaluated subsequent events and the basis for that date — that is, whether that date represents the date the financial statements were issued or were available to be issued. SFAS No. 165 is effective for interim and annual periods ending after June 15, 2009. The Funds have performed an evaluation of subsequent events through August 27, 2009, which is the date the financial statements were issued.

Nuveen Investments

Financial

HIGHLIGHTS (Unaudited)

Selected data for a Common share outstanding throughout each period:

			Investment Operations						Less Distributions
		Beginning Common Share Net Asset Value	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Fund- Preferred Share- holders†		Distributions from Capital Gains to Fund- Preferred Share- holders†	Total	Net Investment Income to Common Share- holders		Capital Gains to Common Share- holders	Tax Return of Capital to Common Share- holders	Total	Offering Costs and Fund- Preferred Share Underwriting Discounts
Multi-Strategy Income and Growth (JPC)
Year Ended 12/31:
2009	(b)	$5.60	$.28	$1.27	$—	*****	$—	1.55	$(.30	)******	$—	$—	$(.30)	$—
2008		12.38	.86	(6.49)	(.15)		—	(5.78)	(0.69)		—	(0.31)	(1.00)	—
2007		14.26	.97	(1.34)	(.28)		(.09)	(.74)	(.77)		(.25)	(.12)	(1.14)	—
2006		14.18	1.02	.50	(.31)		(.03)	1.18	(.87)		(.08)	(.15)	(1.10)	—
2005		15.32	1.13	(.74)	(.22)		—	.17	(1.15)		(.16)	—	(1.31)	—
2004	(c)	14.73	.52	.85	(.04)		(.01)	1.32	(.50)		(.23)	—	(0.73)	—
Year Ended 7/31:
2004		14.12	1.25	0.71	(.08)		—	1.88	(1.22)		(.05)	—	(1.27)	—
Multi-Strategy Income and Growth 2 (JQC)
Year Ended 12/31:
2009	(b)	6.04	.30	1.04	—	*****	—	1.34	(.31	)******	—	—	(.31)	—
2008		12.46	.86	(6.14)	(.14)		—	(5.42)	(.72)		—	(.28)	(1.00)	—
2007		14.29	.97	(1.30)	(.26)		(.10)	(.69)	(.79)		(.30)	(.05)	(1.14)	—
2006		14.20	1.04	.48	(.30)		(.03)	1.19	(.93)		(.09)	(.08)	(1.10)	—
2005		15.18	1.12	(.70)	(.21)		(.01)	.20	(1.09)		(.09)	—	(1.18)	—
2004	(c)	14.33	.51	.90	(.05)		—	1.36	(.49)		(.02)	—	(0.51)	—
Year Ended 7/31:
2004		13.83	1.16	0.73	(.08)		—	1.81	(1.17)		—	—	(1.17)	(0.14)

(a)  Per share Net Investment Income is calculated using the average daily shares method.

(b)  For the six months ended June 30, 2009.

(c)  For the period August 1, 2004 through December 31, 2004.

(d)  Borrowings Interest Expense includes amortization of borrowing costs. Borrowings were fully amortized and expensed as of December 31, 2009.

*  Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

  Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**  After custodian fee credit and expense reimbursement, where applicable.

***  Rounds to less than .01%. Periods less than one-year are annualized.

****  Annualized.

*****  Rounds to less than $.01 per share and represents distributions paid "From and in excess of net investment income" for the six months ended June 30, 2009.

******  Represents distributions paid "From and in excess of net investment income" for the six months ended June 30, 2009.

†  The amounts shown are based on Common share equivalents.

Nuveen Investments

							Ratios/Supplemental Data
				Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Credit/Reimbursement				Ratios to Average Net Assets Applicable to Common Shares After Credit/Reimbursement**
		Ending Common Share Net Asset Value	Ending Market Value	Based on Market Value*	Based on Common Share Net Asset Value*	Ending Net Assets Applicable to Common Shares (000)	Expenses††		Net Investment Income††		Expenses††		Net Investment Income††		Portfolio Turnover Rate
Multi-Strategy Income and Growth (JPC)
Year Ended 12/31:
2009	(b)	$6.85	$5.60	29.99%	28.50%	$680,105	2.02	%****	9.67	%****	1.75	%****	9.95	%****	21%
2008		5.60	4.60	(51.80)	(49.27)	556,698	2.47		8.14		2.04		8.57		36
2007		12.38	10.93	(16.28)	(5.71)	1,230,342	1.53		6.54		1.05		7.03		84
2006		14.26	14.29	29.81	8.71	1,421,951	1.49		6.80		1.00		7.28		72
2005		14.18	11.97	(7.63)	1.32	1,419,946	1.50		7.25		1.03		7.72		37
2004	(c)	15.32	14.33	8.06	9.07	1,533,722	1.51	****	7.66	***	1.04	****	8.13	****	13
Year Ended 7/31:
2004		14.73	13.95	4.34	13.44	1,474,983	1.53		7.90		1.05		8.37		19
Multi-Strategy Income and Growth 2 (JQC)
Year Ended 12/31:
2009	(b)	7.07	$5.74	25.86%	23.14%	986,530	2.07	****	10.12	****	1.73	****	10.46	****	21
2008		6.04	4.87	(49.39)	(45.84)	843,469	2.41		8.00		1.95		8.45		37
2007		12.46	11.00	(14.70)	(5.34)	1,740,952	1.50		6.51		1.02		6.99		78
2006		14.29	14.11	26.71	8.73	2,008,154	1.44		6.90		0.96		7.37		77
2005		14.20	12.11	(4.40)	1.41	2,002,079	1.46		7.25		0.99		7.72		34
2004	(c)	15.18	13.87	6.20	9.59	2,140,563	1.47	****	7.81	****	1.00	****	8.28	****	13
Year Ended 7/31:
2004		14.33	13.54	0.10	12.25	2,021,258	1.47		7.51		1.00		7.98		27

††  • Ratios do not reflect the effect of dividend payments to FundPreferred shareholders.

  • Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to FundPreferred shares and borrowings, where applicable.

  • Each ratio includes the effect of the dividend expense on securities sold short and interest expense paid on borrowings as follows:

					FundPreferred Shares at End of Period			Borrowings at End of Period
	Ratios of Dividend Expense on Securities Sold Short to Average Net Assets Applicable to Common Shares		Ratios of Borrowing Interest Expense to Average Net Assets Applicable to Common Shares(d)		Aggregate Amount Outstanding (000)	Liquidation and Market Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Multi-Strategy Income and Growth (JPC)
Year Ended 12/31:
2009(b)	—	%***	0.57	%****	$118,650	$25,000	$168,301	$100,245	$8,968
2008	0.01		0.82		118,650	25,000	142,298	145,545	5,640
2007	—	***	—		708,000	25,000	64,444	—	—
2006	—		—		708,000	25,000	75,210	—	—
2005	0.01		—		708,000	25,000	75,139	—	—
2004(c)	.04	****	—		708,000	25,000	79,157	—	—
Year Ended 7/31:
2004	0.03		—		708,000	25,000	77,083	—	—
Multi-Strategy Income and Growth 2 (JQC)
Year Ended 12/31:
2009(b)	—	%***	0.62	%****	165,800	25,000	173,753	$157,000	$8,340
2008	0.01		0.83		165,800	25,000	152,182	224,200	5,502
2007	—	***	—		965,000	25,000	70,102	—	—
2006	—		—		965,000	25,000	77,025	—	—
2005	0.01		—		965,000	25,000	76,867	—	—
2004(c)	.05	****	—		965,000	25,000	80,455	—	—
Year Ended 7/31:	—
2004	0.03		—		965,000	25,000	77,364	—	—

See accompanying notes to financial statements.

Nuveen Investments

Annual Investment Management
Agreement Approval Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser (including sub-advisers) will continue in effect from year to year only if its continuance is approved at least annually by the fund's board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or "interested persons" of any parties (the "Independent Board Members"), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund's board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 27-29, 2009 (the "May Meeting"), the Boards of Trustees (each, a "Board" and each Trustee, a "Board Member") of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory and sub-advisory agreements for the Funds for an additional one-year period. These agreements include the investment advisory agreements between Nuveen Asset Management ("NAM") and each Fund and the sub-advisory agreements between NAM and Spectrum Asset Management, Inc. ("Spectrum"), NAM and Tradewinds Global Investors, LLC ("Tradewinds") and NAM and Symphony Asset Management LLC ("Symphony") (Spectrum, Tradewinds and Symphony are each a "Sub-Adviser"). In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2009 (the "April Meeting"). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the applicable advisory agreements (each an "Investment Management Agreement") and sub-advisory agreements (each a "Sub-advisory Agreement," and each Investment Management Agreement and Sub-advisory Agreement, an "Advisory Agreement"), the Independent Board Members reviewed a broad range of information relating to the Funds, NAM and the Sub-Advisers (NAM and the Sub-Advisers are each a "Fund Adviser"), including absolute performance, fee and expense information for the Funds as well as comparative performance, fee and expense information for a comparable peer group of funds, the performance information of recognized and/or customized benchmarks (as applicable) of the Funds, the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries other than Winslow Capital Management, Inc. ("Winslow Capital"), which was recently acquired in December 2008), and other information regarding the organization, personnel, and services provided by the respective Fund Adviser. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into

Nuveen Investments

account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of the Fund Adviser, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund's Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members' considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser's services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser's organization and business; the types of services that the Fund Adviser or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In reviewing the services provided and the initiatives undertaken during the past year, the Independent Board Members recognized the severe market turmoil experienced in the capital markets during recent periods, including sustained periods of high volatility, credit disruption and government intervention. The Independent Board Members considered the Fund Adviser's efforts, expertise and other actions taken to address matters as they arose that impacted the Funds. The Independent Board Members recognized the role of the Investment Services group which, among other things, monitors the various positions throughout the Nuveen fund complex to identify and address any systematic risks. In addition, the Capital Markets Committee of NAM provides a multi-departmental venue for developing new policies to mitigate any risks. The Independent Board Members further recognized NAM's continuous review of the Nuveen funds' investment strategies and mandates in seeking to continue to refine and improve the investment process for the funds, particularly in light of market conditions. With respect to closed-end funds that issued auction rate preferred shares ("ARPs") or that otherwise utilize leverage, the Independent Board Members noted, in particular, NAM's efforts in refinancing the preferred shares of such funds frozen by the collapse of the auction rate market and managing leverage during a period of rapid market declines, particularly for the non-equity funds. Such efforts included negotiating and maintaining the availability

Nuveen Investments

Annual Investment Management Agreement
Approval Process (continued)

of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs, liquidating portfolio securities during difficult times to meet leverage ratios, and seeking alternative forms of debt and other leverage that may over time reduce financing costs associated with ARPs and enable the funds that have issued ARPs to restore liquidity to ARPs holders. The Independent Board Members also noted Nuveen's continued commitment and efforts to keep investors and financial advisers informed as to its progress with the ARPs through, among other things, conference calls, emails, press releases, information posted on its website, and telephone calls and in-person meetings with financial advisers. In addition to the foregoing, the Independent Board Members also noted the additional services that NAM or its affiliates provide to closed-end funds, including, in particular, Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to provide timely information and education to financial advisers and investors; providing advertising and marketing for the closed-end funds; maintaining websites; and providing educational seminars.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of the Fund Adviser's investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Funds, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate the Fund Adviser's ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members considered NAM's compliance program, including the report of the chief compliance officer regarding the Funds' compliance policies and procedures.

The Independent Board Members also considered NAM's oversight of the performance, business activities and compliance of the Sub-Advisers. In that regard, the Independent Board Members reviewed an evaluation of each Sub-Adviser from NAM. The evaluation also included information relating to the respective Sub-Adviser's organization, operations, personnel, assets under management, investment philosophy, strategies and techniques in managing the Funds, developments affecting each Sub-Adviser, and an analysis of each Sub-Adviser. As described in further detail below, the Board considered the performance of the portion of the investment portfolio for which each Sub-Adviser is responsible. The Board also recognized that the Sub-advisory Agreements were essentially agreements for portfolio management services only and the Sub-Advisers were not expected to supply other significant administrative services to the Funds. As part of their oversight, the Independent Board Members also continued their program of seeking to

Nuveen Investments

visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members met with Tradewinds in February 2008 and 2009 and with Spectrum in September 2008. The Independent Board Members noted that NAM recommended the renewal of the applicable Sub-advisory Agreements and considered the basis for such recommendations and any qualifications in connection therewith.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Funds under the respective Investment Management Agreement or Sub-advisory Agreement, as applicable, were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board considered the investment performance of each Fund, including the Fund's historic performance as well as its performance compared to funds with similar investment objectives (the "Performance Peer Group") based on data provided by an independent provider of mutual fund data as well as recognized and/or customized benchmarks. The Independent Board Members reviewed performance information including, among other things, total return information compared with the Fund's Performance Peer Group and recognized and/or customized benchmarks for the quarter-, one-, three- and five-year periods ending December 31, 2008 and for the same periods ending March 31, 2009. The Independent Board Members also reviewed performance information of the Nuveen funds managed by each particular Sub-Adviser in the aggregate ranked by peer group and the performance of such funds, in the aggregate, relative to their benchmark. The Independent Board Members also reviewed, among other things, the returns of each sleeve of the Funds relative to the benchmark of each sleeve and the overall benchmark for each Fund for the year 2008. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In comparing a fund's performance with that of its Performance Peer Group, the Independent Board Members took into account that the closest Performance Peer Group in certain instances may not adequately reflect the respective fund's investment objectives and strategies thereby hindering a meaningful comparison of the fund's performance with that of the Performance Peer Group. The Independent Board Members further considered the performance of the Funds in the context of the volatile market conditions during the past year, and their impact on various asset classes and the portfolio management of the Funds.

Based on their review and factoring in the severity of market turmoil in 2008, the Independent Board Members determined that each Fund's investment performance over time had been satisfactory.

Nuveen Investments

Annual Investment Management Agreement
Approval Process (continued)

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund's gross management fees, net management fees and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as compared to the fee and expenses of a comparable universe of unaffiliated funds based on data provided by an independent fund data provider (the "Peer Universe") and in certain cases, to a more focused subset of funds in the Peer Universe (the "Peer Group").

The Independent Board Members further reviewed data regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the asset level of a fund relative to peers, the size and particular composition of the Peer Universe or Peer Group, the investment objectives of the peers, expense anomalies, changes in the funds comprising the Peer Universe or Peer Group from year to year, levels of reimbursement and the timing of information used may impact the comparative data, thereby limiting the ability to make a meaningful comparison. The Independent Board Members also considered, among other things, the differences in the use and type of leverage compared to the peers. In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999).

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund's management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such clients include separately managed accounts (both retail and institutional accounts) and funds that are not offered by Nuveen but are sub-advised by one of Nuveen's investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range

Nuveen Investments

of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisers, the Independent Board Members also considered the pricing schedule or fees that the Sub-Adviser charges for similar investment management services for other fund sponsors or clients (such as retail and/or institutional managed accounts) as applicable. With respect to Symphony, the Independent Board Members also reviewed the fees it assesses for equity and taxable fixed-income hedge funds and hedge accounts it manages, which include a performance fee. The Independent Board Members noted that with respect to Spectrum, the Sub-Adviser that is unaffiliated with Nuveen, such fees were the result of arm's-length negotiations.

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers other than Winslow Capital) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2008. In addition, the Independent Board Members reviewed information regarding the financial results of Nuveen for 2008 based on its Form 8-K filed on March 31, 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen's revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen's

Nuveen Investments

Annual Investment Management Agreement
Approval Process (continued)

methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen's investment in its fund business.

Based on their review, the Independent Board Members concluded that Nuveen's level of profitability for its advisory activities was reasonable in light of the services provided. In addition, with respect to Spectrum, which is unaffiliated with Nuveen, the Independent Board Members also considered such Sub-Adviser's revenues, expenses and profitability margins (pre- and post-tax). Based on their review, the Independent Board Members were satisfied that such Sub-Adviser's level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits the Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. In this regard, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds' investment portfolio. While economies of scale result when costs can be spread over a larger asset base, the Independent Board Members also recognized that the asset levels generally declined in 2008 due to, among other things, the market downturn. Accordingly, for funds with a reduction in assets under management, advisory fee levels may have increased as breakpoints in the fee schedule were no longer surpassed.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds' complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex generally are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the

Nuveen Investments

benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Generally, the complex-wide pricing reduces Nuveen's revenue because total complex fund assets have consistently grown in prior years. As noted, however, total fund assets declined in 2008 resulting in a smaller downward adjustment of revenues due to complex-wide pricing compared to the prior year.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement (as applicable) were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential "fall out" or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered revenues received by affiliates of NAM for serving as agent at Nuveen's trading desk.

In addition to the above, the Independent Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. With respect to NAM, the Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating "commissions," NAM intends to comply with the applicable safe harbor provisions.

With respect to Tradewinds, the Independent Board Members considered that such Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the applicable Fund's portfolio transactions. The Independent Board Members further noted that this Sub-Adviser's profitability may be lower if it were required to pay for this research with hard dollars. With respect to Spectrum, the Board noted that Spectrum does not direct trades through non-affiliated broker-dealers and therefore does not have any brokerage to provide in order to receive research or related services on a soft dollar basis. Spectrum, however, may from time to time receive research from various firms with which it transacts client business, but it has no arrangements with these firms and clients do not pay higher commissions to receive such research. Spectrum, however, serves as its own broker for portfolio transactions for the Nuveen funds it advises and therefore may receive some indirect compensation. With respect to Symphony, the Board also considered that Symphony currently does not enter into soft dollar arrangements; however, it has adopted a soft dollar policy in the event it does so in the future.

Nuveen Investments

Annual Investment Management Agreement
Approval Process (continued)

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Investment Management Agreements and Sub-advisory Agreements are fair and reasonable, that the respective Fund Adviser's fees are reasonable in light of the services provided to each Fund and that the Investment Management Agreements and the Sub-advisory Agreements be renewed.

Nuveen Investments

Reinvest Automatically
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Dividend Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on

Nuveen Investments

Reinvest Automatically
Easily and Conveniently (continued)

open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting dividends and/or distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments

Glossary of Terms
Used in this Report

•  Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

•  Collateralized Debt Obligations (CDOs): Collateralized debt obligations are a type of asset-backed security constructed from a portfolio of fixed-income assets. CDOs usually are divided into different tranches having different ratings and paying different interest rates. Losses, if any, are applied in reverse order of seniority and so junior tranches generally offer higher coupons to compensate for added default risk.

•  Current Distribution Rate (also known as Market Yield, Dividend Yield or Current Yield): Current distribution rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

•  Net Asset Value (NAV): A Fund's NAV per common share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of common shares outstanding. Fund NAVs are calculated at the end of each business day.

Nuveen Investments

Notes

Nuveen Investments

Other Useful Information

Board of Trustees

John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

Fund Manager

Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

Custodian

State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services

State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel

Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm

Ernst & Young LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) each Fund's quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2009, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common and Preferred Share Information

Each Fund intends to repurchase and/or redeem shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased and/or redeemed shares of their common and/or preferred stock as shown in the accompanying table.

Fund	Common Shares Repurchased	Preferred Shares Redeemed
JPC	67,900	—
JQC	133,200	—

Any future repurchases and/or redemptions will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments

Nuveen Investments:
Serving Investors for Generations

Distributed by
Nuveen Investments, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients' different needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, the Company managed approximately $128 billion of assets on June 30, 2009.

Find out how we can help you reach your financial goals.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

•  Share prices

•  Fund details

•  Daily financial news

•  Investor education

•  Interactive planning tools

ESA-F-0609D

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

	(a)	(b)	(c)	(d)*
		AVERAGE	TOTAL NUMBER OF SHARES	MAXIMUM NUMBER (OR
	TOTAL NUMBER OF	PRICE	(OR UNITS) PURCHASED AS	APPROXIMATE DOLLAR VALUE) OF
	SHARES (OR	PAID PER	PART OF PUBLICLY	SHARES (OR UNITS) THAT MAY YET
	UNITS)	SHARE (OR	ANNOUNCED PLANS OR	BE PURCHASED UNDER THE PLANS OR
Period*	PURCHASED	UNIT)	PROGRAMS	PROGRAMS
JANUARY 1-31, 2009	0		0	9,940,000

FEBRUARY 1-28, 2009	0		0	9,940,000

MARCH 1-31, 2009	0		0	9,940,000

APRIL 1-30, 2009	0		0	9,940,000

MAY 1-31, 2009	0		0	9,940,000

JUNE 1-30, 2009	67,900	5.34	67,900	9,872,100

TOTAL	67,900

* The registrant’s repurchase program, which authorized the repurchase of 9,940,000 shares, was announced August 7, 2008.  Any repurchases made by the registrant pursuant to the program were made through open-market transactions.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multi-Strategy Income and Growth Fund

By (Signature and Title)*	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: September 8, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: September 8, 2009

By (Signature and Title)*	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: September 8, 2009

* Print the name and title of each signing officer under his or her signature.